UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-7603
                  --------------------------------------------

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

     Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Barbara A. McCann
                          Vice President and Secretary
                       One Boston Place, Boston, MA 02108
         ---------------------------------------------------------------
                     (Name and address of agent for service)

                                 with a copy to:

                           Christopher P. Harvey, Esq.
                    Wilmer Cutler Pickering Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

       Registrant's telephone number, including area code: (617) 248-6000
           -----------------------------------------------------------

                      Date of fiscal year end: December 31
                   ------------------------------------------

                   Date of reporting period: December 31, 2004
                     --------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds


Annual Report                      STANDISH MELLON
                                   FIXED INCOME FUND
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund' s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Commencing with the fiscal quarter ending September 30, 2004, the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund' s Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

To view the Fund' s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, 2004, visit the SEC' s web site at http:
//www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

February 28, 2005

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2004.

The year was largely positive for the financial markets, as the economic expansion continued. However, as the year progressed, anticipated GDP growth diminished in line with typical expectations at this point in the economic cycle.

The S&P 500 entered 2004 with a sharp climb, fueled to a large degree by above-trend GDP growth: 4.4% in the fourth quarter of 2003 and 5.0% in the first quarter of the year, driven by a potent mix of tax cuts, monetary policy and government spending. But the momentum stalled, as the market dealt with the prospect of inflation and a new tightening cycle by the Federal Reserve, the uncertainties of a tight presidential campaign, and the ever-present threats posed by terrorism. The equity markets greeted the reelection of President Bush with optimism, as the S&P 500 surged past 1200 in the closing weeks of the year to its' 2004 peak.

In the bond market, the year started with much speculation about when and how the Fed would end one of the longest stretches of easy monetary policy on record, which had driven rates to historical lows. In the fall of 2003, the prospect of deflation was still a factor in the Fed's deliberations and was its stated rationale for maintaining an accommodative stance. In the first quarter, however, the Fed began to refer to a "measured pace" of tightening. The market reacted by switching gears dramatically, sending the 10-year U.S. Treasury note from 3.7% on March 16 to 4.9% on June 14. Since then, as the economic outlook softened, with relatively tame inflation, yields have settled back to about 4%, roughly the same as a year ago.

Looking ahead, it is clear that there are some causes for concern. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Companies are hoarding cash and are being deliberate in boosting employment and spending on plant and equipment. The stimulus of monetary policy, tax cuts and government spending is waning. Nevertheless, business activity has some significant momentum, which should carry over into 2005, with reasonable profit growth and modest inflation. Finally, the president's ambitious plans to privatize Social Security, reform health care, and revise the tax code could potentially have major fiscal implications that the market will be watching carefully.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

                    One Boston Place * Boston, MA 02108-4402

                       A MELLON ASSET MANAGEMENT COMPANY

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                        STANDISH MELLON FIXED INCOME FUND

                      MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

Economic activity maintained a healthy pace in 2004. The Standish Mellon Fixed Income Fund returned 5.74% for the year 2004 while the Lehman Brothers Aggregate Index returned 4.34% for the same period.

The employment picture improved with monthly job gains averaging approximately 185,000. Investment spending and capacity utilization picked up and despite higher interest rates, the housing market and consumer spending kept pace. Amid rising oil prices and a weaker dollar, the Federal Reserve maintained a tame inflation outlook. Bond market volatility was low as the Fed hiked interest rates in a predictable and steady fashion from 1% to 2.25% by the end of the year. The unusual aspect of this tightening cycle has been the decline in 10- and 30-year yields as short rates have risen. So while the yield curve has flattened similarly to previous cycles, long-term interest rates have moved to lower levels than expected. To a large degree, the massive foreign purchases of U.S. Treasuries have kept long-term interest rates lower than anticipated during a period of tighter monetary policy.

Over the past year, broad sectors outperformed Treasuries with particularly strong excess returns from high yield corporate bonds. Spread sectors, especially mortgages, benefited from declining interest rate volatility. Investment grade and lower quality corporate bonds fared well amid steady economic activity. International bonds outperformed as Europe's lagging economic growth resulted in lower European yields relative to the U.S. Over the course of the year, the primary sources of outperformance were the overweight positions in corporate and non-U.S. bonds, as well as the defensive yield curve strategy. As the yield curve flattened, the Fund's underweight position in intermediate bonds (bullet strategy) relative to cash and longer maturities (barbell strategy) benefited returns. Portfolio positioning also capitalized on the lower volatility environment with an increased allocation to mortgages. Toward year-end, we took some profits in the non-dollar position. Similarly, with much narrower corporate bond spreads, we selectively reduced the Fund's credit exposure in both the high yield and investment grade corporate sectors.

The prospects for economic growth in 2005 are good. We expect reasonably strong economic data will support continued rate hikes by the Fed. Under tighter monetary conditions, we anticipate upward pressure on interest rates and a flatter yield curve. With today's low volatility environment and narrow yield spreads, many sectors appear overvalued. Given the vulnerability to a correction in spread sectors, we have positioned the Fund defensively, particularly with a reduced corporate bond position. We have increased our allocation to Treasury inflation-protected securities (TIPS) as seasonal inflation patterns and breakeven inflation rates in the area of 2.5% make TIPS attractive relative to nominal Treasuries. With weaker European growth prospects, we anticipate rising U.S. rates relative to Europe which will benefit the remaining international position. Ultimately, if as we expect, the Fed maintains their tightening stance, the Fund's shorter than benchmark duration and barbell curve position will continue to contribute positively to performance.

As always, we look forward to serving you in the coming year.

/s/ Catherine Powers                      /s/ Marc Seidner

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

            COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
        STANDISH MELLON FIXED INCOME FUND AND THE LEHMAN AGGREGATE INDEX
--------------------------------------------------------------------------------


                                  [LINE CHART]


          AVERAGE ANNUAL TOTAL RETURNS  (FOR PERIOD ENDED 12/31/2004)
--------------------------------------------------------------------------------

                                                                                                      Since
                                                                                                    Inception
 1 Year                  3 Year                   5 Year                   10 Year                 03/30/1987
-----------------------------------------------------------------------------------------------------------------------
  5.74%                   6.63%                    7.44%                    7.44%                     7.83%

AVERAGE ANNUAL TOTAL RETURNS REFLECT THE CHANGE IN THE VALUE OF AN INVESTMENT, ASSUMING REINVESTMENT OF THE FUND'S DIVIDEND INCOME AND CAPITAL GAINS. THE $100,000 LINE GRAPH AND THE FUND'S RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. DURING PERIODS OF REIMBURSEMENT BY THE FUND'S INVESTMENT ADVISER (IF APPLICABLE), THE FUND'S TOTAL RETURN WILL BE GREATER THAN IT WOULD BE HAD THE REIMBURSEMENT NOT OCCURRED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                        STANDISH MELLON FIXED INCOME FUND

                          SHAREHOLDER EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 to September 30, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            EXPENSES PAID
                                        BEGINNING                    ENDING               DURING PERIOD((+))
                                      ACCOUNT VALUE              ACCOUNT VALUE             JUNE 1, 2004 TO
                                      JULY 1, 2004             DECEMBER 31, 2004         SEPTEMBER 30, 2004
---------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                 $1,051.40                    $2.48

Hypothetical (5% return
  per year before expenses)               $1,000.00                 $1,022.72                    $2.44

-------
((+)) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.48%,
      MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD). THE EXAMPLE REFLECTS THE COMBINED EXPENSES OF THE FUND AND THE MASTER PORTFOLIO IN WHICH IT INVESTS ALL ITS ASSETS.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

           PORTFOLIO INFORMATION AS OF DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                         PERCENTAGE OF
        SUMMARY OF COMBINED RATINGS       INVESTMENTS
        ----------------------------------------------
        QUALITY BREAKDOWN
        ----------------------------------------------
        Treasury/Agency                      49.5
        AAA                                   7.8
        AA                                    3.0
        A                                    11.0
        BBB                                  22.4
        BB                                    5.7
        B                                     0.6
                                            -----
                                            100.0

        Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Fund treats the security as being rated in the higer rating category.

                                                                                                     PERCENTAGE OF
         TOP TEN HOLDINGS*                                          RATE             MATURITY         NET ASSETS
        ----------------------------------------------------------------------------------------------------------

        FNMA                                                        5.500%             1/1/2035          8.4%
        FNMA                                                        6.000              1/1/2035           7.6
        FNMA                                                        5.500              1/1/2020           4.6
        U.S. Treasury Note                                          4.250             8/15/2013           4.3
        FNMA                                                        6.000              1/1/2020           4.3
        U.S. Treasury Note                                          6.250             5/15/2030           3.9
        U.S. Treasury Inflation Index Bond                          3.000             7/15/2012           2.2
        FNMA                                                        5.000              1/1/2020           1.7
        FNMA                                                        5.500              2/1/2020           1.3
        Capital One Multi-Asset Execution Trust 2002-B1 B1 MBS      3.083             7/15/2008           1.3
                                                                                                       ------
                                                                                                        39.6%

        * Excluding short-term investments and investment of cash collateral.

                                         PERCENTAGE OF
        ECONOMIC SECTOR ALLOCATION        INVESTMENTS
        ----------------------------------------------
        Treasury/Agency                      16.6
        Mortgage pass through                32.9
        Credit                               36.9
        ABS/CMO/CMBS                          7.4
        Nondollar                             3.0
        Emerging markets                      3.2
                                            -----
                                            100.0

        The Portfolio is actively managed. Current holdings may be different than those presented above.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

                  STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Mellon Fixed Income Portfolio (Portfolio), at value (Note 1A)                            $465,542,782
  Receivable for Fund shares sold                                                                                      143,901
  Prepaid expenses                                                                                                      18,799
                                                                                                                  ------------
    Total assets                                                                                                   465,705,482

LIABILITIES
 Payable for Fund shares redeemed                                                               $     11,546
 Distribution payable                                                                              2,333,714
 Accrued transfer agent fees (Note 2)                                                                 11,989
 Accrued professional fees                                                                            24,740
 Accrued trustees' fees (Note 2)                                                                         499
 Accrued expenses                                                                                     16,342
                                                                                                ------------
    Total liabilities                                                                                                2,398,830
                                                                                                                  ------------
NET ASSETS                                                                                                        $463,306,652
                                                                                                                  ------------


NET ASSETS CONSIST OF:

  Paid-in capital                                                                                                 $639,278,455
  Accumulated net realized loss                                                                                   (185,183,868)
  Net investment income                                                                                              1,584,919
  Net unrealized appreciation                                                                                        7,627,146
                                                                                                                  ------------
TOTAL NET ASSETS                                                                                                  $463,306,652
                                                                                                                  ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                                           23,076,603
                                                                                                                  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (Net Assets/Shares outstanding)                                                                                 $      20.08
                                                                                                                  ============

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

         STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
 Interest income allocated from Portfolio                                                                         $ 21,875,662
  Dividend income allocated from Portfolio                                                                             151,965
  Expenses allocated from Portfolio                                                                                 (2,305,986)
                                                                                                                  ------------
   Net investment income allocated from Portfolio                                                                  19,721,641
EXPENSES
 Transfer agent fees (Note 2)                                                                   $     34,739
 Registration fees                                                                                    27,005
 Professional fees                                                                                    90,037
 Trustees' fees and expenses (Note 2)                                                                  1,999
 Shareholder reports                                                                                  16,169
 Industry association fees                                                                            12,571
 Insurance expense                                                                                     2,375
 Miscellaneous                                                                                         4,720
                                                                                                ------------
    Total expenses                                                                                                     189,615
                                                                                                                  ------------
      Net investment income                                                                                         19,532,026
                                                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) allocated from Portfolio on:
    Investments, futures, options, swaps and foreign currency transactions                                          20,499,067
 Change in unrealized appreciation (depreciation) allocated from Portfolio on:
    Investments, futures, options, swaps and foreign currencies                                                    (13,157,811)
                                                                                                                   -----------
    Net realized and unrealized gain (loss) on investments                                                           7,341,256
                                                                                                                   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                                         $26,873,282
                                                                                                                   ===========

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                        STANDISH MELLON FIXED INCOME FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    FOR THE                FOR THE
                                                                                   YEAR ENDED             YEAR ENDED
                                                                                DECEMBER 31, 2004      DECEMBER 31, 2003
                                                                                -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS: FROM INVESTMENT OPERATIONS
  Net investment income                                                           $   19,532,026          $  29,885,520
  Net realized gains                                                                  20,499,067             15,573,883
  Change in net unrealized appreciation                                              (13,157,811)            (4,658,158)
                                                                                   -------------          -------------
  Net increase in net assets from investment operations                               26,873,282             40,801,245
                                                                                   -------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                                         (27,209,831)           (25,303,177)
                                                                                   -------------          -------------
  Total distributions to shareholders                                                (27,209,831)           (25,303,177)
                                                                                   -------------          -------------
FUND SHARE TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                                    46,761,132             24,407,420
  Value of shares issued to shareholders
   in reinvestment of distributions                                                   18,592,134             18,529,816
  Cost of shares redeemed                                                           (197,499,402)          (403,886,019)
                                                                                   -------------          -------------
  Net decrease in net assets from Fund share transactions                           (132,146,136)          (360,948,783)
                                                                                   -------------          -------------
TOTAL DECREASE IN NET ASSETS                                                        (132,482,685)          (345,450,715)
NET ASSETS
  At beginning of year                                                               595,789,337            941,240,052
                                                                                   -------------          -------------
  At end of year (including undistributed net
  investment income of $1,584,919 and $2,677,342)                                  $ 463,306,652          $ 595,789,337
                                                                                   =============          =============

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------------
                                                               2004         2003         2002          2001           2000
                                                             --------     --------     --------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                           $  20.08     $  19.70     $  18.93     $    18.92     $    18.55
                                                             --------     --------     --------     ----------     ----------
FROM INVESTMENT OPERATIONS:
   Net investment income(* (1))                                  0.77         0.75         0.93           1.22           1.35
   Net realized and unrealized gains (loss) on investments       0.36         0.28         0.71           0.10           0.47
                                                             --------     --------     --------     ----------     ----------
Total from investment operations                                 1.13         1.03         1.64           1.32           1.82
                                                             --------     --------     --------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                   (1.13)       (0.65)       (0.87)         (1.31)         (1.45)
   From net realized gains on investments                          --           --           --             --             --
                                                             --------     --------     --------     ----------     ----------
Total distributions to shareholders                             (1.13)       (0.65)       (0.87)         (1.31)         (1.45)
                                                             --------     --------     --------     ----------     ----------
NET ASSET VALUE, END OF YEAR                                 $  20.08     $  20.08     $  19.70     $    18.93     $    18.92
                                                             ========     ========     ========     ==========     ==========
TOTAL RETURN ((+))                                               5.74%        5.24%        8.89%          7.16%         10.21%
RATIOS/SUPPLEMENTAL DATA:
   Expenses (to average daily net assets)(*(2))                  0.48%        0.42%        0.38%          0.38%          0.37%
   Net Investment Income (to average daily net assets)(*)        3.77%        3.76%        4.86%          6.35%          7.23%
   Net Assets, End of Year (000's omitted)                   $463,307     $595,789     $941,240     $1,475,570     $2,220,981
-------
* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its its investment advisory fee in the Portfolio and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
   Net investment income per share (1)                            N/A     $   0.73     $   0.93            N/A            N/A
   Ratios (to average daily net assets):
      Expenses(2)                                                 N/A         0.45%        0.42%           N/A            N/A
      Net investment income                                       N/A         3.73%        4.82%           N/A            N/A

(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.004, increase net realized and unrealized gains and losses per share by $0.004 and decrease the ratio of net investment income to average net assets from 6.37% to 6.35%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(1) Calculated based on average shares outstanding. (2) Includes the Fund's share of the Portfolio's allocated expenses. (+) Total return would have been lower in the absence of expense waivers.

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Fixed Income Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal. The Fund seeks to achieve its objective by investing all of its investable assets in an interest of the Standish Mellon Fixed Income Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments and companies. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions in the Portfolio are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

     C. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared daily and distributed monthly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for capital loss carryforwards and amortization and/or accretion of premiums and discounts on certain securities.

     Permanent book and tax basis differences will result in reclassifications to undistributed net investment income, accumulated net realized gain
     (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D. EXPENSES

     The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds or Portfolios.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     E. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES:

     The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     Effective February 23, 2004, the Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund paid $19,762 during the period ended December 31, 2004.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3)  INVESTMENT TRANSACTIONS:

     Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2004, aggregated $65,727,299 and $238,255,854, respectively.

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                    FOR THE                FOR THE
                                                                                   YEAR ENDED             YEAR ENDED
                                                                               DECEMBER 31, 2004       DECEMBER 31, 2003
                                                                              ------------------       -----------------
     Shares sold                                                                      2,338,169              1,222,331
     Shares issued to shareholders in
          payment of distributions declared                                             927,191                928,677
        Shares redeemed                                                              (9,861,429)           (20,268,022)
                                                                                     ----------             -----------
        Net decrease                                                                 (6,596,069)           (18,117,014)
                                                                                     ==========             ===========

(5) FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

     As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                          AMOUNT
                                                       ------------
                  Undistributed ordinary income       $  1,368,942
                  Accumulated losses                   185,181,079

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     At December 31, 2004, the Fund, for federal income tax purposes, has capital loss carryovers of $185,181,079 which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

               CAPITAL LOSS
                CARRY OVER                EXPIRATION DATE
              ------------                ----------------
             $  30,546,743                 12/31/2007
               118,614,149                 12/31/2008
                36,020,187                 12/31/2009
              ------------
              $185,181,079
              ============

     Tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                             2004                   2003
                                          ----------             ----------
                  Ordinary income        $27,209,831             $25,303,177

     See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon Fixed Income Fund:

     In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Fixed Income Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the invesment in the Portfolio at December 31, 2004, to the Portfolio's records, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                             PAR          VALUE
 SECURITY DESCRIPTION                                                          RATE         MATURITY         VALUE       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--116.7%
ASSET BACKED--20.1%
Advanta Mortgage Loan Trust 1999-3 A4                                          7.750%     10/25/2026   $  428,539    $    441,311
American Express Credit Account Master Trust 2000-2 B (a)                      2.753       9/17/2007    1,250,000       1,250,224
American Express Credit Account Master Trust 2004-C 144 A(a)                   2.903       2/15/2012    4,500,000       4,506,593
American Express Master Trust 2002-1 A(a)                                      2.473      12/15/2005    4,400,000       4,400,265
Capital Auto Receivables Asset Trust 2004-2 D                                  5.820       5/15/2012    1,950,000       1,950,000
Capital One Master Trust 2001-2 C (a)                                          3.503       1/15/2009    2,000,000       2,009,560
Capital One Multi-Asset Execution Trust 2002-B1 B1 (a)                         3.083       7/15/2008    5,840,000       5,855,734
Capital One Multi-Asset Execution Trust 2003-B2 B2                             3.500       2/17/2009      725,000         725,356
Capital One Multi-Asset Execution Trust 2004-C1 C1                             3.400      11/16/2009    2,950,000       2,927,893
Chase Credit Card Master Trust 2000-3 A (a)                                    2.533       1/15/2008    2,480,000       2,482,290
Chase Credit Card Master Trust 2004-2 C (a)                                    2.953       9/15/2009    1,000,000       1,005,799
Chase Credit Card Master Trust 2002-6 B (a)                                    2.753       1/15/2008    2,245,000       2,248,218
Chase Credit card Master Trust 2002-8 A (a)                                    2.463       3/17/2008    1,900,000       1,900,999
Chase Funding Loan Acquisition Trust 2003-A A3 (a)                             2.598       9/25/2013      466,279         466,364
Chase Funding Mortgage Loan Asset-Backed 2001-1 2A1(a)                         2.658      12/25/2030    1,445,179       1,445,788
Chase Manhattan Auto Owner Trust 2003-A A3                                     1.520       5/15/2007    1,060,646       1,052,859
Chec Loan Trust 2004-2 A1 (a)                                                  2.588      10/25/2034    1,591,076       1,591,105
Chase Credit Card Master Trust 2002-2 C (a)                                    3.303       7/16/2007    2,985,000       2,990,198
Citibank Credit Card Issuance Trust 2000-C1 C1                                 7.450       9/15/2007    3,250,000       3,347,759
Citibank Credit Card Issuance Trust 2001-C3 C3                                 6.650       5/15/2008    1,420,000       1,477,426
Citibank Credit Card issuance Trust 2002-A2 A2 (a)                             2.320       2/15/2007    4,545,000       4,543,796
Countrywide Asset-Backed Certificates 2004-10 2AV1 (a)                         2.578       9/15/2014    1,097,609       1,097,721
Countrywide Asset-backed Certificates 2004-14 A1 (a)                           2.560      12/25/2022    2,300,000       2,300,000
CS First Boston Mortgage Securities Corp. 2002-HE4                             6.940       8/25/2032      650,000         668,897
First USA Credit Card Master Trust 1998-4 (a)                                  2.910       3/18/2008    1,875,000       1,876,138
Harley-Davidson Motorcycle Trust 2001-3 B                                      3.720      10/15/2009    1,332,550       1,335,593
Honda Auto Receivables Owner Trust 2004-1 A3                                   2.400       2/21/2008    1,383,000       1,367,544
Household Credit Card Master Note Trust I 2001 Cl A (a)                        2.543       8/15/2008    3,250,000       3,253,986
John Deere Owner Trust 2004-A A1                                               1.140       5/13/2005    1,110,929       1,109,986
MBNA Master Credit Card Trust 2000-A C                                         7.900       7/16/2007    2,145,000       2,156,730
MBNA Master Credit Card Trust 2000-C C (a)                                     3.203       7/15/2007    4,400,000       4,399,313
MBNA Credit Card Master Note Trust 2001-C3 C3                                  6.550      12/15/2008    1,595,000       1,664,281
MMCA Automobile Trust 2002-1 Cl B                                              5.370       1/15/2010      315,866         319,128
Morgan Stanley Auto Loan Trust                                                 1.330       5/15/2006      126,419         126,308
Option One Mortgage Loan Trust 2004-3 A2 (a)                                   2.568      11/25/2034    2,736,336       2,736,387
Residential Asset Mortgage Products, Inc. 2004-RS12 AII1 (a)                   2.547       5/25/2027    2,700,000       2,700,000
Residential Asset Securities Corp. 2004-KS10 AI1 (a)                           2.588       3/25/2025    1,325,995       1,326,137
Residential Asset Securities Corp. 2003-KS11 AI1 (a)                           2.588       9/25/2021      955,746         955,888
Specialty Underwriting & Residential Finance 2004-BC4 A2A (a)                  2.570      10/25/2035    2,860,000       2,860,000
USAA Auto Owner Trust 2004-3 A1                                                2.337      11/15/2005    2,002,075       2,001,361
Vanderbilt Mortgage Finance 1999-A 1A6                                         6.750        3/7/2029    1,110,000       1,170,677
WFS Financial Owner Trust 2004-1 D                                             3.170       8/22/2011    1,730,422       1,715,172
WFS Financial Owner Trust 2004-4 C                                             3.210       5/17/2012    2,025,000       2,015,849
WFS Financial Owner Trust 2004-4 Cl A2                                         2.500      12/17/2007    1,335,000       1,328,775
Whole Auto Loan Trust 2004-1 A1                                                2.150      10/15/2005    3,472,978       3,469,738
Whole Loan Auto Trust 2003-1 A2                                                1.400       4/15/2006      730,470         728,643
                                                                                                                     ------------
Total Asset Backed (Cost $93,701,925)                                                                                  93,303,789
                                                                                                                     ------------
COLLATERALIZED MORTGAGE OBLIGATIONS--4.5%
GNMA 2004-51 A                                                                 4.145       2/16/2018    2,055,517       2,068,936
GNMA 2004-57 A                                                                 3.022       1/16/2019      990,250         971,472
GNMA 2004-12 A                                                                 3.110       1/16/2019    1,228,394       1,201,701

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
GNMA 2004-25 AC                                                               3.377%      1/16/2023    $  885,000    $    870,335
GNMA 2004-43 A                                                                2.822      12/16/2019     1,389,459       1,354,351
GNMA 2004-67 A                                                                3.648       9/16/2017     1,080,990       1,076,320
GNMA 2003-48 AC                                                               2.712       2/16/2020     2,690,669       2,630,118
GNMA 2003-72 A                                                                3.206       4/16/2018     2,350,390       2,323,157
GNMA 2004-97 AB                                                               3.084       1/16/2022     1,994,150       1,946,230
GNMA 2004-77 A                                                                3.402       3/16/2020       866,205         854,653
GNMA 2003-88 AC                                                               2.914       6/16/2018     1,707,918       1,672,205
GNMA 2003-96 B                                                                3.607       8/16/2018       615,000         610,615
Structured Asset Mortgage Investments, Inc. 1998-2 B                          6.750       4/30/2030       115,514         115,145
Washington Mutual 2003-AR10 (a)                                               4.086      10/25/2033     1,800,000       1,785,046
Washington Mutual 2004-AR9 A7 (a)                                             4.240       8/25/2034     1,250,000       1,250,985
                                                                                                                     ------------
Total Collateralized Mortgage Obligations (Cost $20,867,163)                                                           20,731,269
                                                                                                                     ------------
CORPORATE--30.0%
BANKING--5.3%
Amsouth Bank NA                                                               4.850        4/1/2013     1,100,000       1,098,812
Bank of America Corp.                                                         7.400       1/15/2011     2,100,000       2,432,594
BB&T Corp.                                                                    4.750       10/1/2012     1,000,000       1,005,074
Chevy Chase Bank FSB                                                          6.875       12/1/2013     1,370,000       1,414,525
Citigroup, Inc.                                                               5.625       8/27/2012     1,305,000       1,389,747
City National Corp.                                                           5.125       2/15/2013       940,000         949,414
JP Morgan Chase & Co                                                          5.125       9/15/2014     1,600,000       1,610,496
National City Bank                                                            6.200      12/15/2011     1,300,000       1,429,156
National City Corp.                                                           6.875       5/15/2019       675,000         771,372
Provident Cap Trust I                                                         8.600       12/1/2026       590,000         650,792
Rabobank Capital Funding Trust III 144A                                       5.254      10/15/2049     1,450,000       1,442,119
Regions Financial Corp.                                                       6.375       5/15/2012     1,000,000       1,102,459
Southtrust Corp.                                                              5.800       6/15/2014       330,000         349,457
Union Planters Corp.                                                          4.375       12/1/2010       525,000         524,058
Union Planters Corp.                                                          7.750        3/1/2011     1,965,000       2,300,964
US Bank National Association                                                  6.375        8/1/2011       890,000         988,392
Wachovia Corp.                                                                4.875       2/15/2014       650,000         647,841
Washington Mutual, Inc.                                                       4.625        4/1/2014     2,175,000       2,079,415
Wells Fargo & Co.                                                             6.375        8/1/2011       850,000         941,075
Wells Fargo & Co.                                                             5.000      11/15/2014       480,000         485,472
Zions Bancorporation                                                          6.000       9/15/2015     1,145,000       1,220,575
                                                                                                                     ------------
                                                                                                                       24,833,809
                                                                                                                     ------------
BASIC MATERIALS--2.1%

Cabot Corp. 144A                                                              5.250        9/1/2013       900,000         900,967
Georgia-Pacific Corp.                                                         8.000       1/15/2024       980,000       1,136,800
ICI Wilmington, Inc.                                                          4.375       12/1/2008       335,000         336,891
International Flavors & Fragrances, Inc.                                      6.450       5/15/2006       950,000         987,874
International Paper Co.(*)                                                    5.300        4/1/2015     1,150,000       1,163,494
International Steel Group(*)                                                  6.500       4/15/2014     1,045,000       1,120,763
Lubrizol Corp.                                                                4.625       10/1/2009       930,000         928,565
Lubrizol Corp.(*)                                                             6.500       10/1/2034     1,400,000       1,425,840
Meadwestvaco Corp.                                                            6.800      11/15/2032       545,000         595,757
RPM International                                                             6.250      12/15/2013     1,145,000       1,191,029
                                                                                                                     ------------
                                                                                                                        9,787,980
                                                                                                                     ------------

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                           PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--3.1%
AT&T Wireless Services, Inc.                                                  8.750%       3/1/2031    $  430,000    $    579,775
Clear Channel Communication                                                   4.250       5/15/2009     1,030,000       1,019,576
Comcast Corp.(*)                                                              5.500       3/15/2011       325,000         343,510
L-3 Communications Corp.                                                      7.625       6/15/2012     1,450,000       1,591,375
News America Holdings(*)                                                      9.250        2/1/2013       536,000         690,754
News America Inc 144A(*)                                                      5.300      12/15/2014       295,000         298,481
SBC Communications(*)                                                         5.625       6/15/2016       710,000         733,466
Sprint Capital Corp.                                                          8.750       3/15/2032     1,720,000       2,291,571
TCI Communications, Inc.                                                      7.875       2/15/2026       825,000       1,013,121
Time Warner, Inc.                                                             6.750       4/15/2011     1,925,000       2,165,354
Univision Communications, Inc.                                                7.850       7/15/2011       917,000       1,081,925
Verizon Global Funding Corp.(*)                                               4.375        6/1/2013     2,050,000       1,997,567
Verizon Global Funding Corp.(*)                                               7.750       6/15/2032       575,000         717,419
                                                                                                                     ------------
                                                                                                                       14,523,894
                                                                                                                     ------------
CONSUMER CYCLICAL--1.3%
Caesars Entertainment, Inc.                                                   8.500      11/15/2006       520,000         562,900
Caesars Entertainment, Inc.                                                   8.875       9/15/2008       900,000       1,019,250
DaimlerChrysler NA Holding Corp.                                              8.500       1/18/2031       325,000         406,072
DR Horton, Inc.(*)                                                            8.500       4/15/2012       170,000         189,550
Heinz (H.J.) Co.                                                              6.189       12/1/2005     1,105,000       1,132,122
MGM Mirage, Inc.                                                              6.950        2/1/2005       720,000         721,800
MGM Mirage, Inc.                                                              6.000       10/1/2009       410,000         420,250
Mohegan Tribal Gaming Authority                                               8.000        4/1/2012       840,000         911,400
Station Casinos                                                               6.000        4/1/2012       850,000         865,938
                                                                                                                     ------------
                                                                                                                        6,229,282
                                                                                                                     ------------
CONSUMER NONCYCLICAL--2.9%
Altria Group, Inc.                                                            7.000       11/4/2013       900,000         975,194
Aramark Services, Inc.                                                        7.000       7/15/2006     2,290,000       2,398,241
Aramark Services, Inc.                                                        7.000        5/1/2007     1,225,000       1,306,959
Erac USA Finance Co. 144A                                                     7.950      12/15/2009     1,000,000       1,161,184
Kroger Co.                                                                    7.250        6/1/2009       600,000         672,063
Kroger Co.                                                                    8.000       9/15/2029       955,000       1,189,149
Laboratory Corp. of America Holdings                                          5.500        2/1/2013       895,000         927,989
RR Donnelley & Sons Co.                                                       4.950        4/1/2014     1,710,000       1,716,163
Safeway, Inc.                                                                 6.150        3/1/2006     1,470,000       1,516,249
Stater Brothers Holding(*)                                                    8.125       6/15/2012       865,000         914,738
Wyeth                                                                         5.500       3/15/2013       555,000         576,824
                                                                                                                     ------------
                                                                                                                       13,354,753
                                                                                                                     ------------
ENERGY--1.3%
Amerada Hess Corp.                                                            7.300       8/15/2031     1,190,000       1,327,565
Halliburton Co.(*)                                                            5.500      10/15/2010       705,000         742,561
Southern Natural Gas Co.                                                      6.700       10/1/2007     1,910,000       2,003,113
Tosco Corp.                                                                   7.250        1/1/2007       615,000         656,065
XTO Energy, Inc.(*)                                                           7.500       4/15/2012     1,220,000       1,427,651
                                                                                                                     ------------
                                                                                                                        6,156,955
                                                                                                                     ------------
FINANCIAL--8.1%
Archstone-Smith Operating Trust                                               5.000       8/15/2007       850,000         873,673
Archstone-Smith Operating Trust                                               5.625       8/15/2014       225,000         233,755
Arden Realty LP REIT                                                          5.200        9/1/2011       780,000         786,923

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
ASIF Global Financing 144A                                                    3.850%     11/26/2007   $   870,000    $    873,323
Bear Stearns Cos., Inc.(*)                                                    4.500      10/28/2010       905,000         912,753
Boeing Capital Corp.                                                          4.750       8/25/2008       350,000         361,986
Boeing Capital Corp.                                                          7.375       9/27/2010       780,000         899,280
Boston Properties LP                                                          5.625       4/15/2015       675,000         695,770
Countrywide Home Loans, Inc.                                                  4.000       3/22/2011     2,379,000       2,313,007
Deluxe Corp. 144A                                                             3.500       10/1/2007       485,000         478,754
Duke Really LP                                                                5.875       8/15/2012     1,150,000       1,213,989
Duke Realty LP                                                                7.750      11/15/2009       915,000       1,047,365
Duke Realty LP                                                                6.950       3/15/2011        25,000          27,929
EOP Operating LP                                                              7.000       7/15/2011     1,100,000       1,240,517
ERP Operating LP                                                              6.625       3/15/2012       450,000         501,937
Ford Motor Credit Co.                                                         7.200       6/15/2007     2,290,000       2,442,617
Ford Motor Credit Co.(*)                                                      5.625       10/1/2008     1,900,000       1,942,117
General Electric Capital Corp.                                                6.125       2/22/2011       800,000         876,312
General Motors Acceptance Corp.(*)                                            6.750       12/1/2014     1,300,000       1,301,777
Glencore Funding LLC 144A                                                     6.000       4/15/2014     1,320,000       1,277,071
Goldman Sachs Group, Inc.(*)                                                  3.875       1/15/2009       650,000         648,528
Goldman Sachs Group, Inc.                                                     5.700        9/1/2012       750,000         795,014
Healthcare Realty Trust, Inc.                                                 8.125        5/1/2011       540,000         629,058
Household Finance Corp.                                                       6.375      10/15/2011     1,848,000       2,040,924
Jefferies Group, Inc.                                                         7.750       3/15/2012     1,920,000       2,178,509
Leucadia National Corp.                                                       7.000       8/15/2013     1,160,000       1,194,800
MassMutual Global Funding II 144A                                             3.800       4/15/2009       650,000         644,152
Morgan Stanley                                                                4.750        4/1/2014     1,350,000       1,315,451
Nationwide Mutual Insurance Co. 144A                                          8.250       12/1/2031     1,000,000       1,235,879
Nationwide Mutual Insurance Co. 144A                                          6.600       4/15/2034       485,000         485,562
Principal Life Income Funding Trusts (a)                                      2.080      10/14/2005     1,935,000       1,934,774
Prudential Financial, Inc.                                                    5.100       9/20/2014       925,000         929,433
Simon Property Group LP 144A                                                  4.875       8/15/2010       795,000         810,328
SLM Corp.                                                                     5.000       10/1/2013     2,600,000       2,632,854
                                                                                                                     ------------
                                                                                                                       37,776,121
                                                                                                                     ------------
INDUSTRIAL--1.4%
American Standard, Inc.(*)                                                    7.375        2/1/2008       500,000         548,413
ICI Wilmington                                                                5.625       12/1/2013     1,365,000       1,413,720
Northrop Grumman Corp.                                                        7.125       2/15/2011       545,000         625,449
Raytheon Co.                                                                  6.750       8/15/2007       248,000         267,172
Raytheon Co.                                                                  5.500      11/15/2012       380,000         401,204
Sealed Air Corp. 144A                                                         5.625       7/15/2013       570,000         589,675
Waste Management, Inc.                                                        6.875       5/15/2009     1,220,000       1,351,732
Waste Management, Inc.                                                        7.375        8/1/2010       275,000         315,220
Waste Management, Inc.(*)                                                     7.000       7/15/2028       900,000       1,015,107
Waste Management, Inc.                                                        7.375       5/15/2029        35,000          41,117
                                                                                                                     ------------
                                                                                                                        6,568,809
                                                                                                                     ------------
SERVICES--0.3%
CVS Corp.(*)                                                                  4.000       9/15/2009       360,000         358,308
May Dept Stores                                                               6.650       7/15/2024     1,145,000       1,204,801
                                                                                                                     ------------
                                                                                                                        1,563,109
                                                                                                                     ------------

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                             PAR          VALUE
SECURITY DESCRIPTION                                                           RATE         MATURITY         VALUE       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.8%
CSX Corp.                                                                      6.250%     10/15/2008   $  865,000    $    932,623
Fedex Corp.                                                                    2.650        4/1/2007    1,090,000       1,067,575
Norfolk Southern Corp.(*)                                                      6.750       2/15/2011      325,000         366,267
Union Pacific Corp.                                                            3.875       2/15/2009    1,400,000       1,389,919
                                                                                                                     ------------
                                                                                                                        3,756,384
                                                                                                                     ------------
TECHNOLOGY--0.1%
Freescale Semiconductor, Inc.                                                  6.875       7/15/2011      335,000         359,288
                                                                                                                     ------------
UTILITIES--3.3%
Appalachian Power Co.                                                          5.950       5/15/2033      450,000         454,656
Arizona Public Service(*)                                                      6.500        3/1/2012      400,000         444,652
Consumers Energy Co.                                                           6.250       9/15/2006      625,000         652,537
Consumers Energy Co.                                                           5.375       4/15/2013      995,000       1,029,024
Dominion Resources, Inc.                                                       5.250        8/1/2033    1,575,000       1,577,848
First Energy Corp.                                                             7.375      11/15/2031      400,000         456,794
Illinois Power Co.                                                             7.500       6/15/2009    1,190,000       1,342,166
Indianapolis Power & Light 144A                                                6.600        1/1/2034      285,000         305,322
Monongahela Power 144A                                                         6.700       6/15/2014      260,000         288,047
Nevada Power Co. 144A                                                          5.875       1/15/2015      275,000         277,063
Niagara Mohawk Power Corp.                                                     7.750       10/1/2008    1,000,000       1,124,983
Nisource Finance Corp.                                                         7.875      11/15/2010      750,000         881,684
Pacific Gas & Electric Co.                                                     3.600        3/1/2009      550,000         540,868
Pepco Holdings, Inc.                                                           5.500       8/15/2007      850,000         883,929
Public Service Co. of Colorado                                                 4.375       10/1/2008      930,000         943,015
Southern California Edison Co. (a)                                             2.353       1/13/2006    1,550,000       1,555,358
Southern California Edison Co.                                                 8.000       2/15/2007    1,100,000       1,197,879
Txu Corp. 144A                                                                 6.500      11/15/2024    1,105,000       1,106,844
                                                                                                                     ------------
                                                                                                                       15,062,669
                                                                                                                     ------------
Total Corporate (Cost $136,411,986)                                                                                   139,973,053
                                                                                                                     ------------
MUNICIPAL BONDS--0.9%
Badger Tob Asset Securitization Corp.                                          6.125        6/1/2027      965,000         958,486
Golden State Tobacco Securitization Corp.                                      5.000        6/1/2021    1,795,000       1,803,634
Sacramento County California Pension Funding (b)                               0.000       7/10/2030    1,675,000       1,586,225
                                                                                                                     ------------
Total Municipal Obligations (Cost $4,137,374)                                                                           4,348,345
                                                                                                                     ------------
SOVEREIGN BONDS--3.0%
Banco Nacional de Desenvolvimento Economic (a)                                 5.832       6/16/2008    1,325,000       1,354,813
Republic of El Salvador                                                        9.500       8/15/2006    1,200,000       1,308,000
Republic of El Salvador 144A                                                   8.500       7/25/2011      870,000         993,975
Republic of Panama                                                             9.625        2/8/2011    1,010,000       1,196,850
Republic of South Africa                                                       6.500        6/2/2014    1,250,000       1,362,250
Russian Federation                                                            10.000       6/26/2007    1,315,000       1,483,583
Russian Federation(*)                                                          8.250       3/31/2010      955,000       1,052,295
Russian Federation                                                             5.000       3/31/2030      800,000         825,000
Ukraine Government 144A (a)                                                    5.330        8/5/2009      545,000         575,307
United Mexican States                                                          6.375       1/16/2013      750,000         796,875
United Mexican States                                                          6.750       9/27/2034    2,785,000       2,754,365
                                                                                                                     ------------
Total Sovereign Bonds (Cost $13,395,756)                                                                               13,703,313
                                                                                                                     ------------

   The accompanying notes are an integral part of the financial statements.


                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                             PAR          VALUE
 SECURITY DESCRIPTION                                                          RATE         MATURITY         VALUE       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
YANKEE BONDS--5.6%
Amvescap PLC                                                                   5.375%      2/27/2013   $1,090,000    $  1,099,723
Bombardier, Inc. 144A                                                          7.450        5/1/2034    1,415,000       1,206,288
Bombardier, Inc. 144A                                                          6.300        5/1/2014      690,000         598,575
British Sky Broadcasting PLC                                                   6.875       2/23/2009      115,000         126,156
British Sky Broadcasting PLC                                                   8.200       7/15/2009    3,555,000       4,109,267
Celulosa Arauco Constitution                                                   5.125        7/9/2013      935,000         925,980
Deutsche Telekom International Finance BV                                      8.500       6/15/2010      700,000         833,961
Deutsche Telekom International Finance BV                                      8.750       6/15/2030      965,000       1,274,242
Domtar, Inc.(*)                                                                5.375       12/1/2013      560,000         554,432
Donohue Forest Products                                                        7.625       5/15/2007    1,560,000       1,613,620
Export-Import Bank Korea                                                       4.500       8/12/2009      895,000         902,480
French Telecom                                                                 8.500        3/1/2011      440,000         524,877
HBOS PLC 144A                                                                  5.375       11/1/2013    1,200,000       1,230,367
Nordea Bank Sweden AB 144A                                                     5.250      11/30/2012    1,660,000       1,718,837
Northern Rock PLC 144A                                                         5.600       4/30/2014      640,000         660,796
Pearson Dollar Finance PLC 144A                                                4.700        6/1/2009      875,000         891,798
Petro-Canada                                                                   5.000      11/15/2014      920,000         916,616
Rogers Wireless Inc. 144A                                                      7.250      12/15/2012      385,000         408,100
Rogers Wireless Inc. 144A                                                      7.500       3/15/2015      110,000         116,050
Royal Caribbean Cruises Ltd.                                                   8.750        2/2/2011    1,720,000       2,031,750
Sappi Papier Holding AG 144A                                                   6.750       6/15/2012    1,076,000       1,195,553
St. George Bank Ltd. 144A                                                      5.300      10/15/2015      890,000         906,178
Teck Cominco Ltd.                                                              7.000       9/15/2012    1,465,000       1,623,764
UPM-Kymmene Corp. Senior Notes 144A                                            5.625       12/1/2014      580,000         604,932
                                                                                                                     ------------
Total Yankee Bonds (Cost $24,964,332)                                                                                  26,074,342
                                                                                                                     ------------

NON-AGENCY--4.4%
NON-AGENCY PASS THRU SECURITIES--4.4%

Bear Stearns Commercial Mortgage Securities 2003-T12 A3                        4.240       8/13/2039    1,890,000       1,878,553
Calwest Industrial Trust 2002-CALW A                                           6.127       2/15/2017    1,120,000       1,218,375
Capco America Securitization Corp. 1998-D7 A1B                                 6.260      10/15/2030    1,165,000       1,255,228
DLJ Commercial Mortgage Corp. 1998-CF2 B1 (a)                                  7.050      11/12/2031    2,350,000       2,562,687
First Chicago/Lennar Trust 1997-CHL1 D(a)                                      7.863       4/29/2039    3,995,001       4,161,668
GMAC Commercial Mortgage Securities, Inc. 1996-C1 F non-ERISA                  7.860      11/15/2006    2,375,000       2,524,994
Lehman Brothers 2004-LLFA A1 (a)                                               2.533      10/15/2017    4,395,919       4,401,229
Mach One Trust 2004-1A A1                                                      3.890       5/28/2040    1,117,393       1,113,316
JP Morgan Commercial Mortgage Finance Corp. 1997-C5 A3                         7.088       9/15/2029    1,274,034       1,354,889
                                                                                                                     ------------
Total Non-Agency (Cost $19,938,924)                                                                                    20,470,939
                                                                                                                     ------------
U.S. GOVERNMENT AGENCY--33.6%
PASS THRU SECURITIES--33.6%
FHLMC Gold                                                                     4.000       10/1/2009      687,015         689,927
FHLMC Gold                                                                     7.000       11/1/2031      223,621         237,001
FHLMC Gold                                                                     7.000       11/1/2031      189,433         200,768
FHLMC Gold                                                                     6.000       10/1/2033    2,772,726       2,865,521
FHLMC Gold                                                                     5.500        1/1/2034    1,065,688       1,083,306
FHLMC Gold                                                                     5.500        3/1/2034      422,829         429,820
FNMA                                                                           4.000        5/1/2010    2,710,092       2,696,001
FNMA                                                                           3.640        6/1/2010    2,665,000       2,561,355
FNMA                                                                           3.530        7/1/2010    1,200,026       1,159,996
FNMA                                                                           5.139      12/25/2011    1,050,216       1,095,887

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
PASS THRU SECURITIES (CONTINUED)
FNMA                                                                          8.500%       6/1/2012  $     47,010    $     49,767
FNMA                                                                          5.000        7/1/2018     1,032,094       1,049,600
FNMA                                                                          5.000        1/1/2019       538,711         547,683
FNMA                                                                          5.500       11/1/2024     2,020,402       2,066,277
FNMA                                                                          5.500        1/1/2025     5,050,000       5,164,665
FNMA                                                                          7.500       11/1/2029           896             960
FNMA                                                                          5.500        5/1/2033     1,247,226       1,267,283
FNMA                                                                          5.500        1/1/2034       918,999         933,777
FNMA                                                                          5.500        1/1/2034     2,393,128       2,431,613
FNMA (TBA)(#)                                                                 5.000        1/1/2020     7,775,000       7,896,484
FNMA (TBA)(#)                                                                 6.000        1/1/2020    18,900,000      19,797,750
FNMA (TBA)(#)                                                                 6.000        1/1/2035    34,225,000      35,380,094
FNMA (TBA)(#)                                                                 5.500        1/1/2020    20,500,000      21,179,063
FNMA (TBA)(#)                                                                 5.500        1/1/2035    38,615,000      39,194,225
FNMA (TBA)(#)                                                                 5.500        2/1/2020     6,000,000       6,185,628
GNMA                                                                          9.000       2/15/2021        20,801          23,385
GNMA                                                                          6.500       8/15/2032       342,782         361,157
                                                                                                                     ------------
Total U.S. Government Agency (Cost $156,510,531)                                                                      156,548,993
                                                                                                                     ------------
US TREASURY OBLIGATIONS--11.6%
U.S. Treasury Inflation Index Bonds(*)                                        3.000       7/15/2012     9,352,344      10,436,262
U.S. Treasury Note(*)                                                         1.625       1/31/2005        25,000          24,994
U.S. Treasury Note(*)                                                         1.625       3/31/2005     5,255,000       5,246,792
U.S. Treasury Note(*)                                                         4.250       8/15/2013    19,775,000      19,931,045
U.S. Treasury Note(*)                                                         6.250       5/15/2030    15,265,000      18,250,620
                                                                                                                     ------------
Total U.S. Treasury Obligations (Cost $53,315,731)                                                                     53,889,713
                                                                                                                     ------------
FOREIGN DENOMINATED--3.0%
EURO--3.0%
Deutsche Republic                                                             4.125         7/4/2008  EUR 3,265,000     4,614,492
Deutsche Republic                                                             4.500        1/4/2013     3,205,000       4,646,304
Deutsche Republic                                                             4.750        7/4/2034     3,195,000       4,667,100
                                                                                                                     ------------
Total Foreign Denominated (Cost $11,628,666)                                                                           13,927,896
                                                                                                                     ------------
TOTAL BONDS AND NOTES (COST $534,872,388)                                                                             542,971,652
                                                                                                                     ------------
CONVERTIBLE PREFERRED STOCKS--0.8%                                                                         SHARES
                                                                                                          -------
Equity Office Properties Trust 5.25% 144A CVT Pfd REIT                                                     50,600       2,599,575
Fannie Mae 5.375% CVT Pfd                                                                                       8         846,000
Fannie Mae 7.00% CVT Pfd                                                                                    7,950         450,666
                                                                                                                     ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,732,200)                                                                    3,896,241

PURCHASED OPTIONS--0.0%                                                                             CONTRACT SIZE
                                                                                                    -------------
US Treasury Note 3.00% Call , Strike Price 101.109 2/18/05                                                232,150           1,814
US Treasury Note 4.25% Call , Strike Price 99.875 3/02/05                                                  45,250          50,047
US Treasury Note 4.25% Put, Strike Price 98.0078 3/02/05                                                   45,750          20,176
                                                                                                                     ------------
TOTAL PURCHASED OPTIONS (Cost $232,187)                                                                                    72,037
                                                                                                                     ------------

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--25.1%
U.S. GOVERNMENT AGENCY--9.0%
FNMA Discount Note((+)(+))                                                    2.171%      1/13/2005   $12,860,000    $ 12,850,632
FNMA Discount Note((+)(+))                                                    2.096       1/19/2005    28,965,000      28,933,217
                                                                                                                    -------------
                                                                                                                       41,783,849
                                                                                                                    -------------
U.S. TREASURY BILL--0.0%
U.S. Treasury Bill( !)                                                        2.215       3/17/2005       400,000         398,302
                                                                                                                    -------------

INVESTMENT COMPANIES--0.3%                                                                               SHARES
                                                                                                       ----------
Dreyfus Institutional Preferred Plus Money Market Fund ((+))                                            1,491,436       1,491,436
                                                                                                                    -------------
INVESTMENT OF CASH COLLATERAL--15.8%
BlackRock Cash Strategies L.L.C( **)                                                                   73,522,325      73,522,325
                                                                                                                    -------------
TOTAL SHORT TERM INVESTMENTS (Cost $117,195,800)                                                                      117,195,912
                                                                                                                    -------------
TOTAL INVESTMENTS--142.7% (COST $656,032,575)                                                                         664,135,842

OTHER ASSETS, LESS LIABILITIES--(42.7)%                                                                             (198,593,060)
                                                                                                                    -------------
NET ASSETS--100%                                                                                                     $465,542,782
                                                                                                                    =============

NOTES TO SCHEDULE OF INVESTMENTS:

144A-Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
EUR-Euro
FHLMC-Federal Home Loan Mortgage Company
FNMA-Federal National Mortgage Association
GNMA-Government National Mortgage Association
REIT-Real Estate Investment Trust
TBA-To Be Announced
(a) Variable Rate Security, rate indicated is as of 12/31/04.
(b) Zero coupon security.
(+) Affiliated institutional money market fund.
(+)(+) Rate noted is yield to maturity
*  Security, or a portion thereof, was on loan at December 31, 2004.
** Money market fund exempt from registration under the Investment Company Act of 1940 offered only to eligible investors.
#     Delayed Delivery contract.
!     Denotes all of part of security pledged as collateral.

At December 31, 2004 the Portfolio held the following futures contracts:

                                                                                         UNDERLYING FACE          UNREALIZED
CONTRACT                                       POSITION         EXPIRATION DATE          AMOUNT AT VALUE          GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Long Bond CBT (20 Contracts)                Long               3/21/2005            $  2,250,000             $   39,432
U.S. 5 Year Note (335 Contracts)                 Short              3/21/2005              36,692,969               (264,987)
U.S. 10 Year Note (131 Contracts)                Short              3/21/2005              14,663,813               (154,172)
                                                                                                                   ---------
                                                                                                                   $(379,727)
                                                                                                                   =========

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

At December 31, 2004, the Portfolio held the following forward foreign currency exchange contracts:

                                            LOCAL
                                          PRINCIPAL          CONTRACT           VALUE AT            USD AMOUNT          UNREALIZED
  CONTRACTS TO DELIVER                     AMOUNT           VALUE DATE      DECEMBER 31, 2004       TO RECEIVE            (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Euro                                    8,410,000          3/16/2005         $11,417,929        $11,201,952            $(215,977)

During the year ended December 31, 2004, the Portfolio entered into the following option transactions:

WRITTEN PUT OPTION TRANSACTIONS                                                              NUMBER OF CONTRACTS       PREMIUMS
-----------------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                                                       4             $    287,972
Options written                                                                                       12                1,077,286
Options expired                                                                                      (12)              (1,089,115)
Options closed                                                                                        (3)                (211,092)
                                                                                                    ------           ------------
Outstanding, end of period                                                                             1             $     65,051
                                                                                                    ======           ============


SECURITY                                                                                           CONTRACT              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
US Treasury Note 4.25% Put, Strike Price 96.195, 3/2/05 (premiums received $65,051)                    1                  $11,712
                                                                                                    ------           ------------

WRITTEN CALL OPTION TRANSACTIONS                                                             NUMBER OF CONTRACTS        PREMIUMS
-----------------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                                                       4             $    220,133
Options written                                                                                       11                  598,720
Options expired                                                                                       (6)                (320,027)
Options closed                                                                                        (8)                (467,717)
                                                                                                    ------           ------------
Outstanding, end of period                                                                             1                  $31,109
                                                                                                    ======           ============

SECURITY                                                                                           CONTRACT              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
US Treasury Note 4.25% Call, Strike Price 101.406, 3/2/05 (premiums received $31,109)                  1             $     47,332
                                                                                                    ------           ------------

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

At December 31, 2004, the Portfolio held the following swap contracts:

NOTIONAL AMOUNT

PORTFOLIO/COUNTERPARTY         EXPIRATION DATE                        DESCRIPTION                                       VALUE
------------------------------------------------------------------------------------------------------------------------------------

1,415,000 USD                      6/20/09              Agreement with Merrill Lynch, dated 4/23/04
                                                        to receive 1.56% per year times the notional
                                                        amount. The Portfolio makes payment only upon
                                                        a credit event by Georgia Pacific Corp., the notional
                                                        amount times the difference between the par value
                                                        and the then-market of Georgia Pacific Corp.,
                                                        8.125% due 5/15/11.                                           $ 38,440

1,000,000 USD                     12/20/08              Agreement with Bear Stearns, dated 12/15/04
                                                        to receive 1.96% per year times the notional amount.
                                                        The Portfolio makes payment only upon a credit
                                                        event by General Motors Acceptance Corp.,
                                                        the notional amount times the difference between
                                                        the par value and the then-market of General Motors
                                                        Acceptance Corp., 6.875% due 8/28/12.                            3,570

1,100,000 USD                     12/20/07              Agreement with Bear Stearns, dated 12/08/04
                                                        to receive 2.05% per year times the notional amount.
                                                        The Portfolio makes payment only upon a credit
                                                        event by Republic of Turkey, the notional amount
                                                        times the difference between the par value
                                                        and the then-market of Republic of Turkey,
                                                        11.875% due 1/15/30.                                            12,353

2,300,000 USD                     12/20/09              Agreement with Bear Stearns, dated 11/17//04
                                                        to receive 2.84% per year times the notional amount.
                                                        The Portfolio makes payment only upon a credit
                                                        event by Ukraine Government, the notional
                                                        amount times the difference between the par
                                                        value and the then-market of Ukraine Government,
                                                        7.65% due 6/11/13.                                              33,132

1,000,000 USD                     12/17/08              Agreement with Lehman Brothers, dated 12/15/04
                                                        to receive the notional amount multiplied by
                                                        3.68375% and to pay the notional amount multiplied
                                                         by the month LIBOR.                                           (5,269)

$940,000 USD                       9/20/09              Agreement with Merrill Lynch, dated 8/25/04
                                                        to pay 5.05% per year times the notional amount.
                                                        The Portfolio receives payment only upon a credit
                                                        event by Bombardier, Inc., the notional amount
                                                        times the difference between the par value and the
                                                        then-market of Bombardier, Inc., 6.75% due 5/1/12.            (27,864)

2,300,000 USD                     11/19/09              Agreement with Bear Stearns, dated 11/17/04
                                                        to receive the notional amount multiplied by
                                                        3.90700% and to pay the notional amount
                                                        multiplied by the 3 month LIBOR.                               (4,945)

1,100,000 USD                     12/20/05              Agreement with Bear Stearns, dated 12/08/04
                                                        to pay 1.05% per year times the notional amount.
                                                        The Portfolio receives payment only upon a credit
                                                        event by Republic of Turkey, the notional amount
                                                        times the difference between the par value and the
                                                        then-market of Republic of Turkey, 11.875% due 1/15/30.        (1,353)
                                                                                                                      --------
                                                        Total Swap Value                                              $ 48,064
                                                                                                                      ========

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

             STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------


ASSETS
 Investments in securities (including securities on loan, valued at $72,044,892) (Note 7)
  Unaffiliated issuers, at value (Note 1A) (cost $654,541,139)                                                    $662,644,406
  Affiliated issuers, at value (Note 1A)(cost $1,491,436) (Note 1H)                                                  1,491,436
  Interest and dividends receivable                                                                                  4,166,313
  Receivable for investments sold                                                                                    1,151,732
  Swap contracts contracts, at value (Note 5)                                                                           48,064
  Prepaid expenses                                                                                                       2,950
                                                                                                                  ------------
  Total assets                                                                                                     669,504,901

LIABILITIES
 Payable for investments purchased                                                         $129,894,582
 Collateral for securities on loan (Note 7)                                                  73,522,325
 Due to custodian                                                                                39,739
 Payable for variation margin on open futures contracts (Note 5)                                 66,906
 Unrealized depreciation on forward foreign currency exchange contracts (Note 5)
                                                                                                215,977
 Options written, at value (premiums received $96,160) (Note 5)                                  59,044
 Accrued professional fees                                                                       78,767
 Accrued accounting and custody fees (Note 2)                                                    26,502
 Accrued trustees' fees and expenses (Note 2)                                                    25,370
 Accrued expenses                                                                                32,907
                                                                                           ------------
    Total liabilities                                                                                              203,962,119
                                                                                                                  ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL INTEREST)                                                         $465,542,782
                                                                                                                  ============

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

         STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income of $48,570 (Note 6))                                       $ 21,804,716
  Income from affiliated investments (Note 1H)                                                                          70,946
  Dividend income                                                                                                      151,965
                                                                                                                  ------------
    Total investment Income                                                                                         22,027,627

EXPENSES
 Investment advisory fee (Note 2)                                                          $  1,925,294
 Accounting and custody fees (Note 2)                                                           171,984
 Professional fees                                                                               84,257
 Trustees' fees and expenses (Note 2)                                                            95,651
 Insurance expense                                                                               21,360
 Miscellaneous                                                                                    7,440
                                                                                           ------------
    Total expenses                                                                                                   2,305,986
                                                                                                                  ------------
      Net investment income                                                                                         19,721,641
                                                                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss)
 Investment security transactions                                                            21,025,877
 Financial futures contracts                                                                   (170,191)
 Swap transactions                                                                              750,811
 Written Option transactions                                                                  1,077,281
 Foreign currency transactions and forward foreign currency exchange contracts               (2,184,711)
                                                                                           ------------
    Net realized gain                                                                                               20,499,067
  Change in unrealized appreciation (depreciation)
  Investment security transactions                                                          (14,049,184)
  Financial futures contracts                                                                  (319,720)
  Written Option transactions                                                                   (77,753)
  Swaps                                                                                         (50,372)
  Foreign currency transactions and forward foreign currency exchange contracts               1,339,218
                                                                                           ------------
    Change in net unrealized appreciation (depreciation)                                                           (13,157,811)
                                                                                                                  ------------
      Net realized and unrealized gain (loss)                                                                        7,341,256
                                                                                                                  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                                        $ 27,062,897
                                                                                                                  ------------

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      FOR THE               FOR THE
                                                                                    YEAR ENDED             YEAR ENDED
                                                                                 DECEMBER 31, 2004      DECEMBER 31, 2003
                                                                                 ------------------     -----------------
INCREASE (DECREASE) IN NET ASSETS: FROM INVESTMENT OPERATIONS
  Net investment income                                                            $  19,721,641          $  30,021,028
  Net realized gains                                                                  20,499,067             15,573,886
  Change in net unrealized appreciation (depreciation)                               (13,157,811)            (4,658,156)
                                                                                   -------------          -------------
  Net increase in net assets from investment operations                               27,062,897             40,936,758
                                                                                   -------------          -------------
CAPITAL TRANSACTIONS
  Contributions                                                                       65,727,299             24,345,488
  Withdrawals                                                                       (238,255,854)          (398,371,613)
                                                                                   -------------          -------------
  Net increase (decrease) in net assets from capital transactions                   (172,528,555)          (374,026,125)
                                                                                   -------------          -------------
TOTAL DECREASE IN NET ASSETS                                                        (145,465,658)          (333,089,367)
                                                                                   -------------          -------------
NET ASSETS
  At beginning of year                                                               611,008,440            944,097,807
                                                                                   -------------          -------------
  At end of year                                                                   $ 465,542,782          $ 611,008,440
                                                                                   =============          =============

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                                    ------------------------------------------------------------
                                                                     2004         2003        2002         2001(A)       2000
                                                                   --------     --------    ---------    ----------   ----------
TOTAL RETURN((+))                                                     5.77%        5.25%        8.89%        7.18%       10.23%
RATIOS:
   Expenses (to average daily net assets)(*)                          0.45%        0.41%        0.38%        0.36%        0.35%
   Net Investment Income (to average daily net assets)(*)             3.80%        3.78%        4.86%        6.37%        7.24%
   Portfolio Turnover                                                   98%         398%         384%         329%         233%
   Net Assets, End of Year (000's omitted)                         $465,543     $611,008     $944,098   $1,495,389   $2,226,002
-------
*  For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
  Ratios (to average daily net assets):
   Expenses                                                             N/A        0.42%        0.39%          N/A          N/A
   Net investment income                                                N/A        3.77%        4.85%          N/A          N/A

(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of the net investment income to average net assets from 6.39% to 6.37%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(+) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Fixed Income Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

     At December 31, 2004 there was one fund, Standish Mellon Fixed Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2004 was approximately 100%.

     The objective of the Portfolio is to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments and companies.

     The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield - to - maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

     C. INCOME TAXES

     The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. FOREIGN CURRENCY TRANSACTIONS

     The Portfolio maintains its records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     E. INVESTMENT RISK

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     F. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

     G. EXPENSES

     The majority of expenses of the Trust or Portfolio are directly identifiable to an individual fund or Portfolio. Expenses which are not readily identifiable to a specific fund or Portfolio are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     H. AFFILIATED ISSUERS

     Affiliated issuers represent issuers in which the Portfolio held investments in other investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services is paid monthly at the annual rate of 0.40% of the Portfolio's first $250,000,000 of average daily net assets, 0.35% of the next $250,000,000 of average daily net assets, and 0.30% of the average daily net assets in excess of $500,000,000.

     The Portfolio compensates Mellon Bank, N.A. under a custody, administration and accounting services agreement for providing custody, fund administration and fund accounting services for the Portfolio. Pursuant to this agreement the Portfolio paid $150,228 during the year ended December 31, 2004.

     The Fund entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Pursuant to this agreement Mellon Bank receives an agreed upon percentage of the net lending revenues. This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities. See Note 6 for further details.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(3)  PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2004 were as follows:

                                                      PURCHASES          SALES
                                                    ------------      ------------

     U.S. Government Securities                     $330,557,690      $291,609,634
                                                    ============      ============

     Investments (non-U.S. Government Securities)   $256,413,208      $369,093,760
                                                    ============      ============

(4)  FEDERAL TAXES:

     The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2004, as computed on a federal income tax basis, were as follows:

     Aggregate Cost                                 $656,415,090
                                                    ============
     Gross unrealized appreciation                     9,279,843
                                                    ============
     Gross unrealized depreciation                    (1,559,091)
                                                    ============
     Net unrealized appreciation                    $  7,720,752
                                                    ============

(5)  FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

     The Portfolio may trade the following financial instruments with off-balance sheet risk:

     OPTIONS

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

     The Portfolio held options at December 31, 2004. See Schedule of Investments for further details.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     INTEREST RATE FLOORS

     Interest rate floors purchased by the Portfolio entitle the Portfolio to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate amount. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Portfolio expects to enter these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against interest rate fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate floors are "marked-to-market" daily based on quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments of interest, if any, are reported as additions to interest income in the Statement of Operations. Realized gains or losses from these agreements are disclosed in the Statement of Operations.

     The Portfolio did not enter into any interest rate floors during the year ended December 31, 2004.

     FORWARD CURRENCY EXCHANGE CONTRACTS

     The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

     The Portfolio held open foreign currency exchange contracts at December 31, 2004. See Schedule of Investments for further details.

     FUTURES CONTRACTS

     The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     The Portfolio held open financial futures contracts at December 31, 2004. At December 31, 2004, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts. See Schedule of Investments for further details.

     SWAP AGREEMENTS

     The Portfolio may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Portfolio earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain and loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

     The Portfolio held open swap contracts at December 31, 2004. See Schedule of Investments for further details.

(6)  SECURITY LENDING:

     The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

     The Portfolio loaned securities during the year ended December 31, 2004 resulting in $48,570 of security lending income. At December 31, 2004, the Portfolio had securities valued at $72,044,892 on loan. See the Statement of Investments for further detail on the security positions on loan.

(7)  DELAYED DELIVERY TRANSACTIONS:

     The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

     The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

     The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is 'marked-to-market' daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. See Schedule of Investments for further details.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(8)  LINE OF CREDIT:

     The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended December 31, 2004, the expense allocated to the Portfolio was $6,879

     During the year ended December 31, 2004, the Portfolio had average borrowings outstanding of $1,428,200 on a total of five days and incurred $456 of interest expense.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of Standish Mellon Fixed Income Portfolio:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Fixed Income Portfolio (the "Portfolio") at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total annual remuneration paid as of December 31, 2004. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                        NUMBER OF                        TRUSTEE
                                                                  PRINCIPAL           PORTFOLIOS IN       OTHER       REMUNERATION
NAME                                     TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX    DIRECTORSHIPS    (YEAR ENDED
ADDRESS, AND               POSITION(S)    AND LENGTH OF          DURING PAST           OVERSEEN BY       HELD BY      DECEMBER 31,
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED             5 YEARS               TRUSTEE         TRUSTEE          2004)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming            Trustee      Trustee since     Chairman of the Board          30             None        Fund: $500
c/o Decision Resources, Inc.              11/3/1986         and Chief Executive                                   Portfolio: $9,886
260 Charles Street                                          Officer, Decision
Waltham, MA 02453                                           Resources, Inc.
9/30/40

Caleb Loring III             Trustee      Trustee since     Trustee, Essex Street          30             None        Fund: $500
c/o Essex Street Associates               11/3/1986         Associates (family                                   Portfolio: $11,380
P.O. Box 181 investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman         Trustee      Trustee since     William Joseph Maier,          30             None        Fund: $500
c/o Harvard University                    9/13/1986         Professor of Political                                Portfolio: $9,886
Cambridge, MA 02138                                         Economy, Harvard
8/5/44                                                      University

John H. Hewitt               Trustee      Trustee since     Trustee, Mertens               30             None        Fund: $500
P.O. Box 2333                             11/3/1986         House, Inc. (hospice)                                 Portfolio: $9,886
New London, NH 03257
4/11/35

INTERESTED TRUSTEES

Patrick J. Sheppard    Trustee, President   Since 2003      Senior Vice President          30             None         Fund: $0
Mellon Institutional        and Chief                       and Chief Operating Officer,                             Portfolio: $0
Asset Management        Executive Officer                   Mellon Institutional
One Boston Place                                            Asset Management;
Boston, MA 02108                                            formerly Vice President
7/24/65                                                     and Chief Financial Officer,
                                                            Mellon Institutional
                                                            Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                                      NUMBER OF
                                                                                                                    PORTFOLIOS IN
NAME                                     TERM OF OFFICE                                                             FUND COMPLEX
ADDRESS, AND               POSITION(S)    AND LENGTH OF                PRINCIPAL OCCUPATION(S)                       OVERSEEN BY
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED                  DURING PAST 5 YEARS                            TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann        Vice President   Since 2003             Senior Vice President and Head of Operations            30
Mellon Institutional      and Secretary                          Mellon Institutional Asset Management, formerly
Asset Management                                                 First Vice President, Mellon Institutional Asset
One Boston Place                                                 Management and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson       Vice President   Vice President         Vice President and Mutual Funds Controller,             30
Mellon Institutional      and Treasurer   since 1999;            Mellon Institutional Asset Management
Asset Management                          Treasurer              Institutional Asset
One Boston Place                          since 2002
Boston, MA 02108
7/14/65

Denise B. Kneeland       Assistant Vice   Since 1996             Vice President and Manager, Mutual Funds Operations,    30
Mellon Institutional        President                            Mellon Institutional Asset Management
Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren         Assistant Vice   Since 2001             Assistant Vice President and Manager,                   30
Mellon Institutional        President                            Shareholder Services, Mellon Institutional
Asset Management                                                 Asset Management since 2001;
One Boston Place                                                 Shareholder Representative,
Boston, MA 02108                                                 Standish Mellon Asset Management
1/19/71

Jan F. Jumet                  Chief       Since 2004             Senior Vice President and Chief Compliance Officer      30
Standish Mellon Assest     Compliance                            for Standish Mellon Asset Management Company LLC;
Management Company LLC       Officer                             formerly Director of Compliance and Administration
One Boston Place                                                 and Chief Administration Officer for Standish Mellon
Boston, MA 02108                                                 Asset Management Company LLC, Senior
8/9/66                                                           Vice President and Chief Administration Officer
                                                                 for Mellon Bond Associates, LLP, and
                                                                 First Vice President and Senior Sales Associate
                                                                 for Mellon Institutional Asset Management

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds


One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

                                                                      0923AR1204

Annual Report                      STANDISH MELLON
                                   HIGH YIELD BOND FUND

YEAR ENDED DECEMBER 31, 2004

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund' s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Commencing with the fiscal quarter ending September 30, 2004, the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund' s Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public
Reference    Room    may    be    obtained    by    calling    1-800-SEC-0330.

To view the Fund' s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, 2004, visit the SEC' s web site at http:
//www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

February 28, 2005

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2004.

The year was largely positive for the financial markets, as the economic expansion continued. However, as the year progressed, anticipated GDP growth diminished in line with typical expectations at this point in the economic cycle.

The S&P 500 entered 2004 with a sharp climb, fueled to a large degree by above-trend GDP growth: 4.4% in the fourth quarter of 2003 and 5.0% in the first quarter of the year, driven by a potent mix of tax cuts, monetary policy and government spending. But the momentum stalled, as the market dealt with the prospect of inflation and a new tightening cycle by the Federal Reserve, the uncertainties of a tight presidential campaign, and the ever-present threats posed by terrorism. The equity markets greeted the reelection of President Bush with optimism, as the S&P 500 surged past 1200 in the closing weeks of the year to its 2004 peak.

In the bond market, the year started with much speculation about when and how the Fed would end one of the longest stretches of easy monetary policy on record, which had driven rates to historical lows. In the fall of 2003, the prospect of deflation was still a factor in the Fed's deliberations and was its stated rationale for maintaining an accommodative stance. In the first quarter, however, the Fed began to refer to a "measured pace" of tightening. The market reacted by switching gears dramatically, sending the 10-year U.S. Treasury note from 3.7% on March 16 to 4.9% on June 14. Since then, as the economic outlook softened, with relatively tame inflation, yields have settled back to about 4%, roughly the same as a year ago.

Looking ahead, it is clear that there are some causes for concern. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Companies are hoarding cash and are being deliberate in boosting employment and spending on plant and equipment. The stimulus of monetary policy, tax cuts and government spending is waning. Nevertheless, business activity has some significant momentum, which should carry over into 2005, with reasonable profit growth and modest inflation. Finally, the president's ambitious plans to privatize Social Security, reform health care, and revise the tax code could potentially have major fiscal implications that the market will be watching carefully.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard
Patrick J. Sheppard

                  One Boston Place  *  Boston, MA 02108-4402

                       A MELLON ASSET MANAGEMENT COMPANY

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUN

                      MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

For the year 2004 the Standish Mellon High Yield Bond Fund has returned 9.56% while the Merrill Lynch Master II High Yield Index was up 10.87%. The 10-year US Treasury yield closed the month at 4.22%, down from 4.35% at the November close and basically coming full circle from its starting point (4.25%) at the start of the year. The Lehman Aggregate Index gained .92% in December and finished with a 2004 return of 4.34%. On an index comparison basis high yield has bested higher quality fixed income by over 600 basis points in 2004. With a strong fourth quarter, equities had a good year in 2004 as the S&P 500 gained 10.74% and small cap stocks performed significantly better than that. The other star in the fixed income asset class was Emerging Markets, which, along with high yield closed the year with a string of good months and recorded a 2004 return of close to 12%.

During the year the Index benchmark for the Fund was changed from the Lehman Brothers US High Yield Index to the Merrill Lynch Master II High Yield Index. Both indexes use similar methodology but the change was made for reasons of market acceptance, usability and transparency to outside investors. The Lehman High Yield Index returned 11.13% for 2004.

As the high yield rally has continued in the last four months, lower quality names have led performance. For December CCC-rated bonds returned a healthy +3.09%, and as they did in November, October and September, clearly outdistanced both the BB (+1.24%) and B (+1.16%) quality sectors. The hot performance of CCC's in the last four months of 2004 has left the relative performance situation in high yield an almost miniature repeat of 2003, with lower-priced, higher-yielding bonds significantly outperforming issues from stronger credits. For the year BB's reported a YTD result of +9.33%, B's stand at +10.44% and CCC's finished with a remarkable return of +15.75%.

The lower quality theme favoring higher yields and lower dollar prices during 2004 was even more clearly demonstrated by the performance of the market's distressed credits. Looking at credit quality on a ratings-blind basis shows distressed credits (those with spreads greater than 1,000 basis points over Treasuries) had another huge month in December at +7.44% as compared to non-distressed names return of 1.24%. Spreads on the non-distressed cohort widened a small bit in December from +271 to +279. With strong performance in the fourth quarter, bonds categorized as distressed (+24.78% annual return) outperformed their non-distressed peers (+10.23%) in 2004.

As was the case in the previous two months, outperformance by speculative, distressed credits dominated the top industry returns in December, primarily driven by snapbacks in some of the sectors that have struggled for most of the year. Air Transport again topped this list as labor negotiation progress and some relief on the fuel cost front boosted optimism and produced a monthly return of 7.23%. Airlines remain as the only losing sector on the year at -.40%. Telecom was another winner in December at +2.28%. No industries had negative returns for the month. Some of the weaker December performances were turned in by some of the market's more stable sectors including Consumer Products (.57%), Gaming (+.75%) and the previously strong Building Materials sector (+.50%).

Generally speaking industry returns were quite closely bunched in 2004 with Airlines being the only industry without a positive yearly return. The Fund had a small exposure to the airline sector through some EETC holdings in Continental and Northwest Airlines, two of the more liquid companies in a tough industry. Those holdings were actually a small positive for performance as they were purchased at favorable prices. The snap back dynamic among sectors that underperformed in 2003 sponsored the year's big industry winners as Textile and Apparel (+28.08 2004 return), Steel (+19.32%) and Chemicals (+15.48%) topped the yearly return chart. With the exception of Chemicals none of these industries represents a large part of the high yield market.

On an issuer specific basis the largest index contributions came from three sources: 1) recovering pipelines and utilities (El Paso, Williams and Edison International) 2) Wireline Telecom (AT&T, Quest and MCI) and 3) large distressed issuers (Charter, Calpine and Levi Strauss). The Fund had large exposures to the pipeline and utility area which was helpful to performance although our holdings were concentrated more in the regulated operating pipeline and first mortgage utility bonds than in the holding company issues that provided the very largest returns. Although we did have investments (where permitted by ratings guidelines) to the wireline telecom providers our exposure was smaller than the index and focused on the safety of operating-company and shorter-maturity bonds. Our stance here was dictated by continued competition and the technological threats to the business model of these companies. Lastly, Standish portfolios are never highly exposed to distressed issuers. We did not like in 2004 and continue not to like for 2005, the finances of Charter or Calpine. Neither company looks like it can come close to supporting its current debt load and both situations appear to contain large risks to the capital of bondholders despite the two issuers ability to solve liquidity problems by accessing the high yield market by issuing various types of secured paper.

MARKET ENVIRONMENT

In 2004 high yield investors were once more handsomely rewarded for concentrating on the highest yielding opportunities in the market. Risk seeking investors also had a big hand in shaping the composition of the new issues that came to market as speculative-grade issues represented a large share of new deals. In 2004 new global high yield issuance hit an all-time record of over $160 billion. Almost 20% of that new issuance was rated speculative grade CCC or lower. As a contrast in 2003 about 7% of new issuance carried speculative ratings and, in the credit stressed environment of 2001 and 2002, the share was around 3%. An interesting note on the demand side was the fervent search for high yield bonds that took place despite annual outflows of over $4 billion from high yield mutual funds. Yield-thirsty institutional investors and other constituencies such, as hedge funds and structured credit vehicles, more than made up for the slide in retail demand as compared to 2003 when mutual funds had significant inflows.

PORTFOLIO STRATEGY AND OUTLOOK

On the year high yield spreads tightened over 100 basis points as the broad ML Master II Index spread fell from 418 bp at the close of 2003 to +310 at year-end 2004. Much of this spread tightening took place in the fourth quarter of the year. High yield is now at a point where the market looks overpriced on the basis of historically very low yields (the average B-rated bond yields about 6.80%) and spreads, combined with a risky overall ratings profile given the expansion of speculative rated securities. The broad Merrill Lynch Index now has 14% of its market value in CCC and lower rated securities and the similar Lehman index reports over 17%. This extreme valuation situation is more stable than it appears however as a number of positive market forces derived from stable credit conditions and an acute lack of attractive yield-oriented investment alternatives have provided supporting technicals and comfort to investors holding credit risk.

Over the last half of 2004 the credit risk of the Standish portfolio has been reduced a bit and even more focus has been placed on identifying improving credit situations. The portfolio also now holds a number of floating-rate high yield bond issues and these should continue to provide good performance and serve as a counterbalance to some of the longer duration investments that have been made in improving credits where spreads are expected to tighten. As always credit vigilance will be high and that should be the driver of portfolio returns in 2005.


/s/Jonathan Uhrig

Jonathan Uhrig

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUND

 COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN STANDISH MELLON HIGH YIELD BOND FUND, THE MERRILL LYNCH HIGH YIELD MASTER II INDEX AND THE LEHMAN
                           BROTHERS HIGH YIELD INDEX
--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS  (FOR PERIOD ENDED 12/31/2004)
--------------------------------------------------------------------------------

                                                                                                        Since
                                                                                                      Inception
                     1 Year                  3 Year                      5 Year                      06/02/1997
------------------------------------------------------------------------------------------------------------------------------------
                      9.56%                  11.80%                        7.85%                        6.37%

AVERAGE ANNUAL TOTAL RETURNS REFLECT THE CHANGE IN THE VALUE OF AN INVESTMENT, ASSUMING REINVESTMENT OF THE FUND'S DIVIDEND INCOME AND CAPITAL GAINS. THE $100,000 LINE GRAPH AND THE FUND'S RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. DURING PERIODS OF REIMBURSEMENT BY THE FUND'S INVESTMENT ADVISER (IF APPLICABLE), THE FUND'S TOTAL RETURN WILL BE GREATER THAN IT WOULD BE HAD THE REIMBURSEMENT NOT OCCURRED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUND

                          SHAREHOLDER EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                                 EXPENSES PAID
                                                             BEGINNING                    ENDING               DURING PERIOD((+))
                                                           ACCOUNT VALUE              ACCOUNT VALUE             JULY 1, 2004 TO
                                                           JULY 1, 2004             DECEMBER 31, 2004          DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                        $1,000.00                   $1,089.00                  $2.63
Hypothetical (5% return
 per year before expenses)                                    $1,000.00                   $1,022.62                  $2.54
(
-------

((+)) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.50%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD). THE EXAMPLE REFLECTS THE COMBINED EXPENSES OF THE FUND AND THE MASTER PORTFOLIO IN WHICH IT INVESTS ALL ITS ASSETS.

MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO  STANDISH MELLON HIGH YIELD BOND
                                   PORTFOLIO

           PORTFOLIO INFORMATION AS OF DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                         PERCENTAGE OF
        SUMMARY OF COMBINED RATINGS       INVESTMENTS
        --------------------------------------------
        QUALITY BREAKDOWN
        --------------------------------------------
        Treasury                               1.9%
        AA                                     0.3
        BBB                                    3.4
        BB                                    37.0
        B                                     49.2
        CCC                                    6.2
        C/D/NR                                 2.0
                                             _____
                                             100.0%

        Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Fund treats the security as being rated in the higer rating category.

                                                                                                          PERCENTAGE OF
              TOP TEN HOLDINGS*                                          RATE             MATURITY         NET ASSETS
             ----------------------------------------------------------------------------------------------------------
             Douglas Dynamics LLC 144A                                   7.750%            1/15/2012           1.5%
             Sovereign Capital Trust IV CVT Pfd                          4.375              3/1/2034           1.5
             Chevy Chase Bank FSB                                        6.875             12/1/2013           1.4
             AES Corp. 144A                                              8.750             5/15/2013           1.3
             Crown Cork & Seal Co, Inc.                                  7.375            12/15/2026           1.2
             Freescale Semiconductor Inc.                                6.875             7/15/2011           1.2
             Echostar DBS Corp.                                          5.750             10/1/2008           1.2
             Speedway Motorsports, Inc.                                  6.750              6/1/2013           1.2
             Rite Aid Corp.                                             12.500             9/15/2006           1.1
             Stater Brothers Holding                                     8.125             6/15/2012           1.1
                                                                                                             _____
                                                                                                              12.7%

           * Excluding short-term investments and investment of cash collateral.

                                                                        PERCENTAGE OF
              ECONOMIC SECTOR ALLOCATION                                 INVESTMENTS
             ------------------------------------------------------------------------
             Banking                                                           3.2%
             Basic industry                                                   11.4
             Brokerage                                                         0.0
             Capital goods                                                    11.8
             Consumer cyclical                                                 3.1
             Consumer non-cyclical                                             8.1
             Energy                                                           11.2
             Finance                                                           0.5
             Insurance                                                         0.0
             Media                                                            10.3
             Real estate                                                       0.6
             Services cyclical                                                15.6
             Services non-cyclical                                             1.8
             Technology                                                        1.6
             Telecommunications                                                6.7
             Utility                                                           8.8
             Emerging markets                                                  3.1
             Agency                                                            0.3
             Cash & equivalents                                                1.9
                                                                             _____
                                                                             100.0%

        The Portfolio is actively managed. Current holdings and allocation may be different than those presented above.
MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUN
             STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Mellon High Yield Bond Portfolio (Portfolio), at value (Note 1A)                         $ 56,728,086
  Receivable for Fund shares sold                                                                                       15,073
  Prepaid expenses                                                                                                       7,700
                                                                                                                   ___________
    Total assets                                                                                                    56,750,859
LIABILITIES
 Payable for Fund shares redeemed                                                                                 $      1,354
 Distributions payable                                                                                                  68,135
 Accrued transfer agent fees (Note 2)                                                                                    4,809
 Accrued other expenses and other liabilities                                                                            3,251
                                                                                                                   ___________
    Total liabilities                                                                                                   77,549
                                                                                                                   ___________
NET ASSETS                                                                                                        $ 56,673,310
                                                                                                                   ___________
                                                                                                                   ___________
NET ASSETS CONSIST OF:
  Paid-in capital                                                                                                 $ 63,871,333
  Accumulated net realized loss                                                                                   (10,187,341)
  Distributions in excess of net investment income                                                                   (107,560)
  Net unrealized appreciation                                                                                        3,096,878
                                                                                                                   ___________
TOTAL NET ASSETS                                                                                                  $ 56,673,310
                                                                                                                   ___________
                                                                                                                   ___________
Shares of beneficial interest outstanding                                                                            3,430,830
                                                                                                                   ___________
                                                                                                                   ___________
Net Asset Value, offering and redemption price per share
  (Net Assets/Shares outstanding)                                                                             $          16.52
                                                                                                                   ___________
                                                                                                                   ___________

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUN

         STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                                          $4,328,199
  Dividend income allocated from the Portfolio                                          38,029
  Expenses allocated from Portfolio                                                   (281,571)
                                                                                     _________
    Net investment income allocated from Portfolio                                   4,084,657
EXPENSES
 Transfer agent fees (Note 2)                                                         $ 11,780
 Registration fees                                                                      13,300
 Professional fees                                                                      21,953
 Trustees' fees (Note 2)                                                                 1,999
 Shareholder reports                                                                     7,541
 Analytical service fees                                                                 4,998
 Miscellaneous                                                                           1,831
                                                                                     _________
    Total expenses                                                                      63,402
Deduct:
 Reimbursement of Fund operating expenses (Note 2)                                    (63,250)
                                                                                     _________
    Net expenses                                                                          152
                                                                                     _________
      Net investment income                                                          4,084,505
                                                                                     _________
REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) allocated from Portfolio on:
    Investment, swap and foreign currency transactions                               1,476,264
  Change in unrealized appreciation (depreciation) allocated from Portfolio          (438,129)
                                                                                     _________
    Net realized and unrealized loss on investments                                  1,038,135
                                                                                     _________
NET INCREASE IN NET ASSETS FROM OPERATIONS                                          $5,122,640
                                                                                     _________
                                                                                     _________

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUN

                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    FOR THE                   FOR THE
                                                                                   YEAR ENDED               YEAR ENDED
                                                                              DECEMBER 31, 2004        DECEMBER 31, 2003
                                                                               __________________      _________________
INCREASE (DECREASE) IN NET ASSETS:
FROM INVESTMENT OPERATIONS
  Net investment income                                                            $   4,084,505          $   4,069,056
  Net realized gains                                                                   1,476,264              1,480,913
  Change in net unrealized appreciation                                                 (438,129)             4,617,621
                                                                                    ____________             ___________
  Net increase in net assets from investment operations                                5,122,640             10,167,590
                                                                                    ____________             ___________
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                                          (3,992,711)            (4,091,517)
                                                                                    ____________             ___________
  Total distributions to shareholders                                                 (3,992,711)            (4,091,517)
                                                                                    ____________             ___________
FUND SHARE TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                                     6,909,820             13,539,738
  Value of shares issued to shareholders in reinvestment of distributions              3,688,577              3,716,831
  Cost of shares redeemed                                                            (12,091,090)           (10,355,582)
                                                                                    ____________             ___________
  Net increase (decrease) in net assets from Fund share transactions                 (1,492,693)              6,900,987
                                                                                    ____________             ___________
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                (362,764)             12,977,060
NET ASSETS
  At beginning of year                                                                57,036,074             44,059,014
                                                                                    ____________             ___________
  At end of year (including distributions in excess of
    net investment income of $107,560 and $169,652)                                 $ 56,673,310           $ 57,036,074
                                                                                    ____________             ___________
                                                                                    ____________             ___________

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUND

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ____________________________________________________________
                                                                      2004         2003         2002         2001         2000
                                                                    _______       _______     ________     _______      _______
NET ASSET VALUE, BEGINNING OF YEAR                                 $  16.19     $  14.34     $  14.88     $  15.88     $  17.39
                                                                    _______       _______     ________     _______      _______
FROM INVESTMENT OPERATIONS:
   Net investment income(* (1))                                        1.18         1.21         1.26         1.40         1.64
   Net realized and unrealized gains (loss) on investments             0.31         1.85        (0.59)       (1.18)       (1.19)
                                                                    _______       _______     ________     _______      _______
Total from investment operations                                       1.49         3.06         0.67         0.22         0.45
                                                                    _______       _______     ________     _______      _______
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                         (1.16)       (1.21)       (1.21)       (1.21)       (1.93)
   From tax return of capital                                            --           --           --        (0.01)       (0.03)
                                                                    _______       _______     ________     _______      _______
Total distributions to shareholders                                   (1.16)       (1.21)       (1.21)       (1.22)       (1.96)
                                                                    _______       _______     ________     _______      _______
NET ASSET VALUE, END OF YEAR                                       $  16.52     $  16.19     $  14.34     $  14.88     $  15.88
                                                                    _______       _______     ________     _______      _______
                                                                    _______       _______     ________     _______      _______
TOTAL RETURN((+))                                                      9.56%       21.76%        4.70%        1.52%        2.84%
RATIOS/SUPPLEMENTAL DATA:
   Expenses (to average daily net assets)(*(2))                        0.50%        0.50%        0.50%        0.50%        0.37%
   Net Investment Income (to average daily net assets)(*)              7.28%        7.79%        8.68%        8.86%       10.41%
   Net Assets, End of Year (000's omitted)                          $56,673      $57,036      $44,059      $46,302      $31,807

-------

* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of the Portfolio investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share(1)                             $    1.12    $    1.13    $    1.21    $    1.33    $    1.64
   Ratios (to average daily net assets):
      Expenses(2)                                                      0.87%        1.00%        1.01%        0.97%        1.11%
      Net investment income                                            6.91%        7.29%        8.17%        8.39%        9.67%

(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05 and decrease the ratio of net investment income to average net assets from 9.20% to 8.86%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of the Standish Mellon High Yield Bond Portfolio's allocated expenses.
(+)     Total return would have been lower in the absence of expense waivers.

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUN

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon High Yield Bond Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to maximize total return, consisting primarily of a high level of income. The Fund seeks to achieve its objective by investing all of its investable assets in an interest of the Standish Mellon High Yield Bond Portfolio (the "Portfolio"), a subtrust of the Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments, companies and banks, as well as tax-exempt securities, preferred stocks and warrants. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. INVESTMENT TRANSACTIONS AND INCOME

     Investment transactions in the Portfolio are recorded as of the settlement date of shareholder transactions. The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

     C. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared daily and distributed monthly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for capital loss carryforwards and amortization and/or accretion of premiums and discounts on certain securities.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D. EXPENSES

     The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or Portfolio. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds or Portfolios.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUN

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     E. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES:

     The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding commissions, taxes and extraordinary expenses) to 0.50% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. Pursuant to this agreement, for the year ended December 31, 2004, Standish Mellon voluntarily reimbursed the Fund for $63,250 of its operating expenses.

     Effective February 23, 2004, the Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund paid $5,171 during the period ended December 31, 2004.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3)  INVESTMENT TRANSACTIONS:

     Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2004, aggregated $10,724,449 and $16,197,718, respectively.

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                         FOR THE                 FOR THE
                                                        YEAR ENDED              YEAR ENDED
                                                    DECEMBER 31, 2004      DECEMBER 31, 2003
                                                    __________________      _________________
     Shares sold                                         428,139                883,066
        Shares issued to shareholders in
         reinvestment of distributions declared          227,570                235,981
        Shares redeemed                                 (747,381)              (668,446)
                                                        ________                ________
        Net increase (decrease)                          (91,672)               450,601
                                                        ________                ________
                                                        ________                ________

     At December 31, 2004, two shareholders of record held approximately 77% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

     The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 90 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended December 31, 2004, the Fund received $248 in redemption fees.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUN

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)  FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

     As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:
                                                           2004
                                                     ____________
                  Undistributed ordinary income   $        27,153
                  Accumulated losses                  (10,154,928)

     At December 31, 2004, the Fund, for federal income tax purposes, has capital loss carryovers of $10,154,928 which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

               CAPITAL LOSS
                CARRY OVER                EXPIRATION DATE
               ___________               _________________
             $   1,473,489                 12/31/2008
                 4,484,343                 12/31/2009
                 4,197,096                 12/31/2010
               ___________
             $  10,154,928
               ___________
               ___________

     Tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                 2004                2003
                              _________            _________
      Ordinary income        $3,992,711            $4,091,517

     See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUN

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon High Yield Bond Fund:

     In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon High Yield Bond Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at December 31, 2004 to the Portfolio's records, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO STANDISH MELLON HIGH YIELD BOND
                                   PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--94.5%
CONVERTIBLE CORPORATE BONDS--0.7%
Centerpoint Energy 144A CVT                                                    2.875%      1/15/2024    $  75,000   $      78,938
Royal Caribbean Cruises Step Up Notes CVT (a)*                                 0.000       5/18/2021       25,000          21,563
Meristar Hospitality Corp. REIT CVT                                            9.500        4/1/2010      175,000         232,750
Xcel Energy, Inc. 144A CVT                                                     7.500      11/21/2007       40,000          61,900
                                                                                                                      ___________
Total Convertible Corporate Bonds (Cost $302,189)                                                                         395,151
                                                                                                                      ___________
CORPORATE--82.1%
BANKING--1.7%
Chevy Chase Bank FSB                                                           6.875       12/1/2013      795,000         820,838
Colonial Bank                                                                  9.375        6/1/2011      100,000         118,634
                                                                                                                      ___________
                                                                                                                          939,472
                                                                                                                      ___________
BASIC INDUSTRY--9.4%
Airgas, Inc.                                                                   6.250       7/15/2014       35,000          35,700
Arch Western Finance (*)                                                       6.750        7/1/2013       80,000          82,600
BCP Caylux Holdings Luxembourg SCA 144A                                        9.625       6/15/2014      260,000         293,150
Earle M Jorgenson Co.                                                          9.750        6/1/2012      100,000         112,500
Equistar Chemicals LP/ Equistar Funding Corp. (*)                             10.125        9/1/2008      140,000         161,350
Equistar Chemicals LP/Equistar Funding Corp.                                  10.625        5/1/2011      160,000         185,600
Freeport-McMoRan Copper & Gold, Inc. (*)                                      10.125        2/1/2010      175,000         199,938
Freeport-McMoRan Copper & Gold, Inc.                                           6.875        2/1/2014      115,000         114,281
Georgia-Pacific Corp.                                                          7.375       7/15/2008      440,000         478,500
Georgia-Pacific Corp.                                                          8.875        2/1/2010      460,000         535,325
Georgia-Pacific Corp.                                                          8.000       1/15/2024      230,000         266,800
International Steel Group (*)                                                  6.500       4/15/2014      225,000         241,313
KRATON Polymers LLC/Capital Corp. 144A                                         8.125       1/15/2014       20,000          20,850
Lubrizol Corp.                                                                 4.625       10/1/2009      225,000         224,653
Lubrizol Corp.                                                                 5.500       10/1/2014      300,000         301,768
Lyondell Chemical Co. (*)                                                      9.625        5/1/2007      310,000         341,000
Nalco Co. (*)                                                                  8.875      11/15/2013      500,000         548,750
Neenah Paper, Inc. 144A                                                        7.375      11/15/2014       20,000          20,300
Peabody Energy Corp.                                                           6.875       3/15/2013      125,000         135,313
Steel Dynamics, Inc.                                                           9.500       3/15/2009      325,000         355,875
Stone Container Corp.                                                          8.375        7/1/2012      335,000         365,150
Westlake Chemical Corp.                                                        8.750       7/15/2011      153,000         172,890
United States Steel Corp.                                                      9.750       5/15/2010      109,000         124,260
                                                                                                                      ___________
                                                                                                                        5,317,866
                                                                                                                      ___________
CAPITAL GOODS--8.3%
Alliant Techsystems, Inc.                                                      8.500       5/15/2011      105,000         114,975
Alliant Techsystems, Inc. 144A                                                 2.750       2/15/2024       45,000          47,644
Ball Corp.                                                                     6.875      12/15/2012       30,000          32,250
Berry Plastics                                                                10.750       7/15/2012       70,000          80,150
Crown Cork & Seal Co, Inc.                                                     8.000       4/15/2023      270,000         265,950
Crown Cork & Seal Co, Inc.                                                     7.375      12/15/2026      720,000         676,800
Esterline Technologies Corp.                                                   7.750       6/15/2013      120,000         131,100
Goodman Global Holdings 144A (b)                                               5.760       6/15/2012      390,000         395,850
Leucadia National Corp. (*)                                                    7.000       8/15/2013      370,000         381,100
L-3 Communications Corp.                                                       6.125       7/15/2013      250,000         258,125
National Waterworks, Inc.                                                     10.500       12/1/2012       90,000         101,250
Norcraft Finance Co.                                                           9.000       11/1/2011       50,000          54,000
Owens-Brockway                                                                 7.750       5/15/2011      155,000         167,788

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO STANDISH MELLON HIGH YIELD BOND
                                  PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS (CONTINUED)
Owens-Illinois, Inc. (*)                                                      7.500%      5/15/2010      $290,000   $     307,763
Owens-Illinois, Inc.                                                          7.800       5/15/2018       355,000         369,200
SPX Corp. (*)                                                                 6.250       6/15/2011        80,000          84,400
SPX Corp.                                                                     7.500        1/1/2013       175,000         189,875
Silgan Holdings, Inc.                                                         6.750      11/15/2013       110,000         114,400
Solo Cup Co.(*)                                                               8.500       2/15/2014        70,000          72,800
Texas Industries, Inc.                                                       10.250       6/15/2011       235,000         274,950
Trinity Industries, Inc.                                                      6.500       3/15/2014       595,000         595,000
                                                                                                                      ___________
                                                                                                                        4,715,370
                                                                                                                      ___________
CONSUMER CYCLICAL--3.2%
Advanced Accessoy Systems LLC                                                10.750       6/15/2011       260,000         247,000
Affinia Group, Inc. 144A                                                      9.000      11/30/2014       120,000         125,100
Couche-Tard                                                                   7.500      12/15/2013       100,000         107,250
Domino's, Inc.                                                                8.250        7/1/2011       113,000         123,453
Douglas Dynamics LLC 144A                                                     7.750       1/15/2012       865,000         876,894
Friendly Ice Cream Corp. (*)                                                  8.375       6/15/2012        35,000          34,344
Keystone Automotive Operation                                                 9.750       11/1/2013       105,000         112,350
Russell Corp.                                                                 9.250        5/1/2010       187,000         200,558
                                                                                                                      ___________
                                                                                                                        1,826,949
                                                                                                                      ___________
CONSUMER NONCYCLICAL--8.7%
Altria Group, Inc. (*)                                                        7.000       11/4/2013       135,000         146,279
Chattem, Inc.( (b))                                                           5.400        3/1/2010        75,000          76,500
Chattem, Inc.                                                                 7.000        3/1/2014       215,000         221,450
Constellation Brands, Inc.                                                    8.000       2/15/2008       130,000         141,375
Del Monte Corp.                                                               8.625      12/15/2012       505,000         565,600
Elizabeth Arden, Inc.                                                         7.750       1/15/2014        55,000          58,300
Ingles Markets, Inc.                                                          8.875       12/1/2011       150,000         160,500
Marsh Supermarkets, Inc. (*)                                                  8.875        8/1/2007        95,000          95,238
Medex, Inc.                                                                   8.875       5/15/2013        35,000          40,775
Mohegan Tribal Gaming                                                         7.125       8/15/2014       550,000         578,875
Neighborcare, Inc.                                                            6.875      11/15/2013        40,000          41,900
Pinnacle Foods Holding Corp. 144A (*)                                         8.250       12/1/2013       315,000         300,038
Rite Aid Corp. (*)                                                           12.500       9/15/2006       570,000         641,250
Rite Aid Corp.                                                                8.125        5/1/2010       310,000         327,825
Rite Aid Corp.                                                                9.500       2/15/2011       135,000         148,163
RJ Reynolds Tobacco Holdings, Inc. (*)                                        7.750       5/15/2006       135,000         141,075
Scotts Co.                                                                    6.625      11/15/2013        85,000          89,463
Smithfield Foods, Inc.                                                        7.750       5/15/2013       160,000         178,000
Standard Commercial Corp.                                                     8.000       4/15/2012        75,000          77,063
Stater Brothers Holding (b)                                                   5.990       6/15/2010       200,000         205,500
Stater Brothers Holding (*)                                                   8.125       6/15/2012       595,000         629,213
True Temper Sports, Inc.                                                      8.375       9/15/2011       100,000          93,000
                                                                                                                      ___________
                                                                                                                        4,957,382
                                                                                                                      ___________
ENERGY--9.5%
Amerigas Partners LP/Amerigas Eagle Finance Corp.                             8.875       5/20/2011       200,000         218,000
ANR Pipeline Co.                                                              7.375       2/15/2024        65,000          68,900
ANR Pipeline Co.                                                              7.000        6/1/2025        35,000          35,438
Chesapeake Energy Corp.                                                       8.125        4/1/2011       275,000         297,688
El Paso Natural Gas Co.                                                       8.625       1/15/2022       275,000         320,719
El Paso Natural Gas Co.                                                       7.500      11/15/2026       160,000         167,000
El Paso Natural Gas Co.                                                       8.375       6/15/2032       140,000         155,925
   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO STANDISH MELLON HIGH YIELD BOND
                                   PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                           PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
ENERGY (CONTINUED)
El Paso Production Holding Co.                                                7.750%       6/1/2013      $160,000   $     167,600
Enterprise Products Operating LP 144A                                         4.625      10/15/2009       480,000         479,248
Frontier Oil Corp. 144A                                                       6.625       10/1/2011       100,000         102,000
Houston Exploration Co.                                                       7.000       6/15/2013       150,000         159,000
Newfield Exploration Co. (*)                                                  8.375       8/15/2012       170,000         190,400
Newfield Exploration Co. 144A                                                 6.625        9/1/2014       180,000         190,350
Northwest Pipeline Corp.                                                      6.625       12/1/2007       525,000         556,500
Pogo Producing Co.                                                            8.250       4/15/2011        55,000          59,675
Premcor Refining Group, Inc.                                                  9.500        2/1/2013       195,000         226,200
Southern Natural Gas Co.                                                      7.350       2/15/2031       350,000         363,125
Southern Natural Gas Co.                                                      8.875       3/15/2010        50,000          56,000
Tennessee Gas Pipeline Co.                                                    8.375       6/15/2032       175,000         197,313
Tesoro Petroleum Corp.                                                        8.000       4/15/2008        65,000          70,688
Transcont Gas Pipe Corp                                                       7.000       8/15/2011       225,000         246,656
Transcontinental Gas Pipe Line Corp.                                          8.875       7/15/2012       325,000         395,281
Williams Cos., Inc.                                                           7.875        9/1/2021       475,000         529,625
Williams Cos., Inc. *                                                         7.750       6/15/2031       115,000         120,463
                                                                                                                      ___________
                                                                                                                        5,373,794
                                                                                                                      ___________
FINANCIAL--0.9%
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp. 144A (a)                     0.000       10/1/2014       425,000         294,313
Glencore Funding LLC 144A                                                     6.000       4/15/2014       200,000         193,496
                                                                                                                      ___________
                                                                                                                          487,809
                                                                                                                      ___________
INSURANCE--0.2%
Marsh & McLennan Cos., Inc.                                                   5.375       7/15/2014        90,000          87,936
                                                                                                                      ___________
MEDIA--8.4%
American Media Operation, Inc.                                               10.250        5/1/2009       135,000         142,256
Block Communications, Inc.                                                    9.250       4/15/2009       130,000         141,700
Cablevision Systems Corp. 144A (b)                                            6.669        4/1/2009       340,000         360,400
CBD Media, Inc.                                                               8.625        6/1/2011       150,000         158,625
CSC Holdings, Inc. (*)                                                        8.125       8/15/2009       200,000         218,750
Dex Media West LLC/Dex Media Finance Co.                                      8.500       8/15/2010        80,000          89,000
Dex Media West LLC/Dex Media Finance Co.                                      9.875       8/15/2013        78,000          89,895
Dex Media, Inc. (*)                                                           8.000      11/15/2013        90,000          97,425
DirecTV Holdings LLC                                                          8.375       3/15/2013       275,000         308,344
Echostar DBS Corp.                                                            5.750       10/1/2008       649,000         657,113
Echostar DBS Corp.                                                            9.125       1/15/2009       146,000         160,600
Entercom Radio LLC/Entercom Capital, Inc.                                     7.625        3/1/2014        50,000          53,813
Entravision Communications Corp.                                              8.125       3/15/2009       420,000         448,350
PX Escrow Corp.                                                               9.625        2/1/2006       400,000         320,000
Quebecor Media, Inc.                                                         11.125       7/15/2011       150,000         171,375
Radio One, Inc.                                                               8.875        7/1/2011        60,000          65,325
RH Donnelley Finance Corp. 144A                                               8.875      12/15/2010       220,000         245,300
RH Donnelley Finance Corp. 144A                                              10.875      12/15/2012       320,000         380,000
Salem Communications Corp.                                                    7.750      12/15/2010       390,000         421,688
Sinclair Broadcast Group, Inc.                                                4.875       7/15/2018        80,000          76,700
Spanish Broadcasting System                                                   9.625       11/1/2009       190,000         199,500
                                                                                                                      ___________
                                                                                                                       4,806,159
                                                                                                                      ___________
REAL ESTATE--0.5%
BF Saul REIT                                                                  7.500        3/1/2014       300,000         309,000
                                                                                                                      ___________

   The accompanying notes are an integral part of the financial statements.

  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO STANDISH MELLON HIGH YIELD BOND
                                   PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
SERVICES: CYCLICAL--12.3%
AMC Entertainment, Inc.                                                       8.000%       3/1/2014      $200,000    $    199,000
American Casino & Entertainment Properties LLC                                7.850        2/1/2012        70,000          74,375
Ameristar Casinos, Inc.                                                      10.750       2/15/2009       500,000         557,500
Argosy Gaming Co. (*)                                                         7.000       1/15/2014       325,000         359,125
Carmike Cinemas (*)                                                           7.500       2/15/2014       265,000         271,294
Chumash Casino & Resort Enterprises 144A                                      9.000       7/15/2010       515,000         570,363
Cinemark USA, Inc. (*)                                                        9.000        2/1/2013       135,000         154,069
Continental Airlines, Inc.                                                    8.307        4/2/2018       203,031         177,504
Continental Airlines, Inc.                                                    6.795        8/2/2018        83,824          73,252
Corrections Corp Of America                                                   7.500        5/1/2011        60,000          64,125
DR Horton, Inc. (*)                                                           8.500       4/15/2012        50,000          55,750
Felcor Lodging LP REIT (b)                                                    6.874        6/1/2011       160,000         168,000
Host Marriott LP                                                              8.375       2/15/2006       115,000         120,175
Host Marriott LP 144A (*)                                                     3.250       4/15/2024       130,000         149,500
Isle of Capri Casinos                                                         7.000        3/1/2014       545,000         555,900
John Q Hammons Hotels LP/John Q Hammons Hotels Finance Corp. III              8.875       5/15/2012       350,000         395,500
Kansas City Southern Railway                                                  7.500       6/15/2009       250,000         262,500
Meristar Hospitality Corp. (*)                                                9.000       1/15/2008       275,000         289,781
MeriStar Hospitality Operating Partnership
LP/MeriStar Hospitality Finance Corp.                                        10.500       6/15/2009       190,000         207,100
Mohegan Tribal Gaming Authority                                               8.000        4/1/2012       190,000         206,150
Northwest Airlines Corp.                                                      8.304        9/1/2010       202,975         170,885
Pinnacle Entertainment, Inc.                                                  8.750       10/1/2013       170,000         184,025
Six Flags, Inc. (*)                                                           9.500        2/1/2009       270,000         280,800
Speedway Motorsports, Inc.                                                    6.750        6/1/2013       620,000         652,550
Station Casinos                                                               6.000        4/1/2012       325,000         331,094
Stena AB                                                                      9.625       12/1/2012        70,000          79,100
Stena AB                                                                      7.500       11/1/2013        70,000          73,325
Turning Stone Casino Resort Enterprise 144A                                   9.125      12/15/2010       250,000         270,625
                                                                                                                      ___________
                                                                                                                        6,953,367
                                                                                                                      ___________
SERVICES: NON-CYCLICAL--1.9%
Allied Waste North America                                                    8.875        4/1/2008       275,000         294,250
Allied Waste North America                                                    8.500       12/1/2008       150,000         159,000
Browning-Ferris Industries                                                    9.250        5/1/2021       110,000         117,150
Fisher Scientific International 144A                                          6.750       8/15/2014       220,000         235,950
HCA, Inc.                                                                     8.850        1/1/2007       175,000         188,754
Kinetic Concepts, Inc.                                                        7.375       5/15/2013        94,000         101,520
                                                                                                                      ___________
                                                                                                                        1,096,624
                                                                                                                      ___________
TECHNOLOGY & ELECTRONICS--1.6%
Communications & Power Industries, Inc.                                       8.000        2/1/2012        35,000          37,100
Freescale Semiconductor Inc. (b)                                              4.820       7/15/2009       170,000         177,013
Freescale Semiconductor Inc.                                                  6.875       7/15/2011       630,000         675,675
                                                                                                                      ___________
                                                                                                                          889,788
                                                                                                                      ___________
TELECOMMUNICATIONS--5.2%
Airgate PCS, Inc. 144A (b)                                                    5.850      10/15/2011        50,000          51,375
Alamosa Delaware, Inc.                                                        8.500       1/31/2012       160,000         174,800
American Tower Corp. (*)                                                      9.375        2/1/2009        79,000          83,543
AT&T Corp.                                                                    9.750      11/15/2031       150,000         179,063
Consolidated Communications Illinois/Texas Holdings, Inc. 144A                9.750        4/1/2012       245,000         264,600
Crown Castle International Corp. (*)                                          7.500       12/1/2013       140,000         150,500
MCI, Inc.                                                                     6.908        5/1/2007       183,000         187,346

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO STANDISH MELLON HIGH YIELD BOND
                                   PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Nextel Communications, Inc.                                                   6.875%     10/31/2013      $405,000   $     439,425
Panamsat Corp. 144A                                                           9.000       8/15/2014       110,000         122,788
Qwest Communications International 144A (b)                                   5.790       2/15/2009       200,000         202,500
Qwest Services Corp. 144A                                                    13.500      12/15/2007       145,000         165,663
Qwest Corp. 144A                                                              7.875        9/1/2011       300,000         325,500
Rural Cellular Corp.                                                          8.250       3/15/2012        85,000          89,888
Ubiquitel Operating Co.                                                       9.875        3/1/2011       170,000         190,825
Ubiquitel Operating Co. 144A                                                  9.875        3/1/2011        75,000          84,188
US Unwired, Inc.( (b))                                                        6.740       6/15/2010       200,000         207,000
                                                                                                                      ___________
                                                                                                                        2,919,004
                                                                                                                      ___________
UTILITIES--10.3%
AES Corp. (*)                                                                 8.500       11/1/2007        85,000          86,275
AES Corp. (*)                                                                 8.875       2/15/2011       100,000         114,250
AES Corp. 144A                                                                8.750       5/15/2013       635,000         721,519
AES Gener SA 144A                                                             7.500       3/25/2014       325,000         341,250
CMS Energy Corp.                                                              9.875      10/15/2007       400,000         447,000
CMS Energy Corp.                                                              7.750        8/1/2010       150,000         164,063
CMS Energy Corp.                                                              8.500       4/15/2011        95,000         107,944
DPL, Inc. (*)                                                                 6.875        9/1/2011       330,000         360,404
Dynergy Holdings, Inc. 144A                                                   9.875       7/15/2010       485,000         541,988
FPL Energy Wind Funding LLC 144A                                              6.876       6/27/2017       132,440         136,579
Ipalco Enterprises, Inc.                                                      8.375      11/14/2008       310,000         348,750
Monongahela Power 144A                                                        6.700       6/15/2014       110,000         121,866
MSW Energy Holdings                                                           7.375        9/1/2010       325,000         341,250
NRG Energy, Inc. 144A                                                         8.000      12/15/2013       125,000         136,250
Nevada Power Co.                                                              6.500       4/15/2012       135,000         142,763
Nevada Power Co. 144A                                                         5.875       1/15/2015       275,000         277,063
Northwestern Corp. 144A                                                       5.875       11/1/2014        80,000          81,838
Reliant Energy, Inc.                                                          9.250       7/15/2010        80,000          89,200
Reliant Energy Inc.                                                           6.750      12/15/2014       220,000         218,625
TECO Energy, Inc.                                                             7.500       6/15/2010        70,000          77,350
Texas Genco LLC/Texas Genco Financing Corp. 144A                              6.875      12/15/2014       200,000         206,750
Texas Utilities Corp. 144A                                                    4.800      11/15/2009       250,000         250,448
Texas Utilities Corp. 144A                                                    5.550      11/15/2014       510,000         506,639
                                                                                                                      ___________
                                                                                                                        5,820,064
                                                                                                                      ___________
Total Corporate Bonds (Cost $43,686,409)                                                                               46,500,584
                                                                                                                      ___________
MUNICIPAL--0.1%
South Carolina Tobacco Settlement Authority (Cost $80,433)                    6.000       5/15/2022        90,000          88,924
                                                                                                                      ___________
SOVEREIGN BONDS--2.4%
Banco Nacional de Desenvolvimento Economic (b)                                5.832       6/16/2008        45,000          46,013
Dominican Republic 144A (*)                                                   9.500       9/27/2006        70,000          65,450
Republic of Argentina                                                         6.000       3/31/2023        80,000          44,800
Republic of Argentina                                                        12.000       6/19/2031        68,900          22,737
Republic of Brazil                                                           10.125       5/15/2027        15,000          17,078
Republic of Brazil                                                           11.000       8/17/2040        55,000          65,230
Republic of Brazil (b)                                                        3.125       4/15/2012        79,412          75,640
Republic of Colombia                                                         10.000       1/23/2012        15,000          17,325
Republic of Colombia                                                         10.750       1/15/2013        15,000          17,925
Republic of Colombia (*)                                                      9.750       4/23/2009        10,000          11,400
Republic of Colombia (*)                                                      8.125       5/21/2024        55,000          53,350
Republic of Ecuador                                                          12.000      11/15/2012        25,000          25,625

   The accompanying notes are an integral part of the financial statements.

  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO STANDISH MELLON HIGH YIELD BOND
                                   PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (CONTINUED)
Republic of Ecuador                                                           8.000%      8/15/2030      $ 40,000   $      34,800
Republic of El Salvador                                                       8.250       4/10/2032        35,000          35,350
Republic of Panama                                                            9.625        2/8/2011        10,000          11,850
Republic of Panama                                                            7.250       3/15/2015        15,000          15,525
Republic of Peru                                                              9.125       2/21/2012        10,000          11,625
Republic of Peru                                                              4.500        3/7/2017        25,000          23,375
Republic of Peru (b)                                                          5.000        3/7/2017        57,200          54,340
Republic of Turkey                                                           11.750       6/15/2010        10,000          12,565
Republic of Turkey                                                            9.000       6/30/2011        75,000          85,459
Republic of Turkey                                                           11.500       1/23/2012        20,000          25,719
Republic of Turkey                                                           11.875       1/15/2030        20,000          28,800
Republic of Turkey                                                            8.000       2/14/2034        25,000          25,866
Republic of Uruguay                                                           7.500       3/15/2015        88,000          86,020
Republic of Venezuela                                                         5.375        8/7/2010        75,000          70,425
Republic of Venezuela (b)                                                     3.090       4/20/2011        40,000          36,300
Republic of Venezuela (*)                                                     9.250       9/15/2027        30,000          31,650
Russian Federation                                                            3.000       5/14/2008        70,000          64,925
Russian Federation                                                            5.000       3/31/2030       130,000         134,063
Salomon Brothers AF for OAO Siberian Oil Co.                                 10.750       1/15/2009        40,000          42,600
Serbian Government (#)                                                        3.750      11/15/2024        45,000          37,463
Ukraine Government Senior Notes                                              11.000       3/15/2007        42,001          45,020
                                                                                                                      ___________
Total Sovereign Bonds (Cost $1,286,862)                                                                                 1,376,313
                                                                                                                      ___________
YANKEE BONDS--6.0%
Bombardier, Inc. 144A (*)                                                     6.300        5/1/2014       150,000         130,125
Crown European Holdings SA                                                    9.500        3/1/2011       400,000         456,000
GT Group Telecom, Inc. Senior Step Up Notes (~) (a)@                         13.250        2/1/2010       925,000              93
INVISTA 144A                                                                  9.250        5/1/2012       360,000         401,400
Jean Coutu Group PLC, Inc. 144A                                               7.625        8/1/2012        75,000          79,313
JSG Funding PLC                                                               9.625       10/1/2012       150,000         167,250
Norampac, Inc. (*)                                                            6.750        6/1/2013        80,000          84,200
Nova Chemicals Corp.                                                          6.500       1/15/2012        70,000          74,200
Petroleum Geo-Services ASA                                                   10.000       11/5/2010       260,000         296,400
Rogers Wireless, Inc. 144A(*)                                                 8.000      12/15/2012       145,000         153,338
Rogers Wireless, Inc. 144A (b)                                                5.525      12/15/2010       160,000         167,600
Royal Caribbean Cruises Ltd.                                                  8.000       5/15/2010       150,000         169,500
Royal Caribbean Cruises Ltd.                                                  8.750        2/2/2011       460,000         543,375
Russel Metals, Inc.                                                           6.375        3/1/2014        70,000          71,050
Telenet Group Holding NV 144A Senior Step Up Notes(a)                         0.000       6/15/2014       210,000         159,600
Tembec Industries, Inc. (*)                                                   7.750       3/15/2012       240,000         232,200
Tyco International Group SA 144A                                              3.125       1/15/2023       120,000         201,600
                                                                                                                      ___________
Total Yankee Bonds (Cost $3,691,091)                                                                                    3,387,244
                                                                                                                      ___________
FOREIGN DENOMINATED--3.2%
EURO--3.2%
Culligan Finance Corp., BV 144A                                               8.000       10/1/2014  EUR  150,000         213,665
Eircom Funding                                                                8.250       8/15/2013       155,000         238,660
Hornbach Baumarkt AG 144A                                                     6.125      11/15/2014        35,000          48,134
MTU Aero Engines 144A                                                         8.250        4/1/2014        85,000         129,148
NTL Cable Plc 144A (*)                                                        8.750       4/15/2014       175,000         264,707
Remy Cointreau S.A. 144A                                                      6.500        7/1/2010        60,000          86,483
Rockwood Specialties Group. 144A                                              7.625      11/15/2014        50,000          69,780

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO STANDISH MELLON HIGH YIELD BOND
                                   PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
EURO (CONTINUED)
Telenet Communications NV 144A (a)                                             9.000%     12/15/2013  EUR  270,000  $     406,573
Valentia Telecommunications Ltd.                                               7.250       8/15/2013       245,000        373,082
                                                                                                                      ___________
                                                                                                                        1,830,232
                                                                                                                      ___________
FRENCH FRASNC--0.0%
Ivory Coast FLIRB (~)                                                          2.000       3/29/2018  FRF  1,000,000       32,056
                                                                                                                      ___________
Total Foreign Denominated (Cost $1,490,528)                                                                             1,862,288
                                                                                                                      ___________
TOTAL BONDS AND NOTES (Cost $50,537,512)                                                                               53,610,504
                                                                                                                      ___________
COMMON STOCKS--0.1%                                                                                        SHARES
                                                                                                          _______
MCI, Inc. (Cost $0)                                                                                         2,811          56,670
                                                                                                                      ___________
CONVERTIBLE PREFERRED STOCKS--2.5%
Fannie Mae 5.375% CVT Pfd                                                                                       1         105,750
Fannie Mae 7.00% CVT Pfd                                                                                      950          53,853
Ford Motor Co. Capital Trust II 6.50% CVT Pfd                                                               2,000         105,580
General Motors Corp. Series C 6.25% CVT Pfd                                                                 2,300          61,318
Kansas City Southern 4.25% 144A CVT Pfd                                                                       290         190,711
Omnicare, Inc. 4.00% CVT Pfd                                                                                1,000          54,750
Sovereign Capital Trust IV 4.375% CVT Pfd                                                                  17,500         853,097
                                                                                                                      ___________
TOTAL CONVERTIBLE BONDS (Cost $ 1,358,279)                                                                              1,425,059
                                                                                                                      ___________
WARRANTS--0.0%
COMMUNICATIONS--0.0%
GT Group Telecom, Inc., 02/01/2010 (@)                                                                        925              9
McLeod USA, Inc., 04/16/2007 (@)                                                                            3,379            710
                                                                                                                       ___________
TOTAL WARRANTS (Cost $60,043)                                                                                                719
                                                                                                                       ___________
SHORT TERM INVESTMENTS--14.1%
INVESTMENT COMPANIES--1.4%
Dreyfus Institutional Preferred Plus((+))                                                                 765,113         765,113
INVESTMENT OF CASH COLLATERAL--12.7%
BlackRock Cash Strategies L.L.C. (**)                                                                   7,214,703        7,214,70
                                                                                                                      ___________
TOTAL SHORT TERM INVESTMENTS--(Cost $7,979,816)                                                                         7,979,816
                                                                                                                      ___________
TOTAL INVESTMENTS--111.2% (COST $59,935,650)                                                                           63,072,768
LIABILITIES IN EXCESS OF OTHER ASSETS--(11.2%)                                                                        (6,344,682)
                                                                                                                      ___________
NET ASSETS--100.0%                                                                                                    $56,728,086
                                                                                                                      ___________
                                                                                                                      ___________

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity

(b)  Variable Rate Security, rate indicated is as of 12/31/2004.

EUR--Euro
FRF--French franc
REIT--Real Estate Investment Trust
(+)  Affiliated institutional money market fund.
*    Security, or a portion of thereof, was on loan at December 31, 2004.
**   Money market fund exempt from registration under the Investment Company Act of 1940 offered only to eligible investors.
#    Delayed delivery security
Step Up--Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity.
@     Non-income producing
~     Defaulted security

   The accompanying notes are an integral part of the financial statements.

  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO STANDISH MELLON HIGH YIELD BOND
                                   PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------
At December 31, 2004, the Portfolio held the following forward foreign currency exchange contracts:

                                           LOCAL
                                        PRINCIPAL          CONTRACT          VALUE AT             USD AMOUNT          UNREALIZED
  CONTRACTS TO DELIVER                     AMOUNT           VALUE DATE     DECEMBER 31, 2004        TO RECEIVE            (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Euro                                    1,929,000          3/16/2005          $2,618,928            $2,568,740         $(50,188)
At December 31, 2004, the Portfolio held the following open swap contracts:
NOTIONAL AMOUNT                  EXPIRATION DATE                            DESCRIPTION                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
510,000 USD                           6/20/09              Agreement with Merrill Lynch, dated 7/14/04
                                                           to receive 1.60% per year times the notional amount.
                                                           The Portfolio makes payment only upon a credit
                                                           event by Georgia Pacific Corp., the notional amount
                                                           times the difference between the par value and the
                                                           then-market of Georgia Pacific Corp., 8.125% due 5/15/11.    $ 14,675

55,000 USD                           12/20/07              Agreement with Bear Stearns, dated 12/08/04
                                                           to receive 2.05% per year times the notional amount.
                                                           The Portfolio makes payment only upon a credit event
                                                           by Republic of Turkey, the notional amount times
                                                           the difference between the par value and the then-market
                                                           of Republic of Turkey, 11.875% due 1/15/30.                       618

80,000 USD                           12/20/09              Agreement with Bear Stearns, dated 11/17/04
                                                           to receive 2.84% per year times the notional amount.
                                                           The Portfolio makes payment only upon a credit event
                                                           by Ukraine Government, the notional amount times
                                                           the difference between the par value and the then-market
                                                           of Ukraine Government, 7.65% due 6/11/13.                       1,152

510,000 USD                           6/20/09              Agreement with Merrill Lynch, dated 7/14/04
                                                           to pay 0.77% per year times the notional amount.
                                                           by Mead Westvaco Corp., the notional amount times the
                                                           difference between the par value and the then-market of
                                                           Mead Westvaco Corp., 6.85% due 4/01/12.                       (8,947)

80,000 USD                           11/19/09              Agreement with Bear Stearns, dated 11/17/04
                                                           to receive the notional amount multiplied by 3.90700%
                                                           and to pay the notional amount multiplied by the
                                                           3 month LIBOR.                                                  (172)

55,000 USD                           12/20/05              Agreement with Bear Stearns, dated 12/08/04
                                                           to pay 1.05% per year times the notional amount.
                                                           The Portfolio receives payment only upon a credit event
                                                           by Republic of Turkey, the notional amount times
                                                           the difference between the par value and the then-market
                                                           of Republic of Turkey, 11.875% due 1/15/2030.                    (68)
                                                                                                                        ________
                                                           Total Swap Value                                           $    7,258
                                                                                                                        ________
                                                                                                                        ________

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

             STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
 Investments in securities (including securities on loan, valued at $7,043,099
(Note 6))
    Unaffiliated issuers, at value (Note 1A) (cost $59,170,537)                   $62,307,655
    Affiliated issuers, at value (Note 1A) (cost $765,113) (Note 1H)                  765,113
  Cash                                                                                  5,385
  Foreign currency, at value (identified cost, $13,981)                                14,651
  Open swap contracts, at value (Note 5)                                                7,258
  Receivable for investments sold                                                      33,181
  Interest and dividends receivable                                                   944,435
  Prepaid expenses                                                                      1,789
                                                                                  ___________
    Total assets                                                                   64,079,467
LIABILITIES
 Collateral for securities on loan (Note 6)                                     $  7,214,703
 Payable for investments purchased                                                    37,463
 Unrealized depreciation on forward foreign
currency exchange contracts (Note 5)
                                                                                     50,188
 Accrued accounting, administration and
custody fees (Note 2)   10,583
 Accrued trustees' fees and expenses (Note 2)                                          3,569
 Accrued expenses and other liabilities                                               34,875
                                                                                 ___________
    Total liabilities                                                               7,351,381
                                                                                  ___________
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL INTEREST)                         $56,728,086
                                                                                  ___________

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

         STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income (including securities lending income of $16,920 (Note 6))    $4,315,270
  Income from affiliated investments (Note 1H)                                     12,929
  Dividend income (net of foreign withholding taxes of $338)                       38,029
                                                                               __________
    Total investment Income                                                     4,366,228
EXPENSES
 Investment advisory fee (Note 2)                                             $   281,571
 Accounting, administration and custody fees (Note 2)                              78,323
 Professional fees                                                                 41,192
 Trustees' fees and expenses (Note 2)                                              12,976
 Insurance expense                                                                  8,865
 Miscellaneous                                                                      2,395
                                                                                _________
    Total expenses                                                                425,322
DEDUCT:
 Waiver of investment advisory fee (Note 2)                                      (143,751)
                                                                                _________
    Net expenses                                                                  281,571
                                                                               __________
      Net investment income                                                     4,084,657
                                                                               __________
REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss)
 Investment security transactions                                               1,724,115
 Swap transactions                                                                  1,576
 Foreign currency transactions and forward
 foreign currency exchange contracts                                             (249,427)
                                                                                __________
  Net realized gain                                                             1,476,264
  Change in unrealized appreciation (depreciation)
  Investment securities                                                          (496,973)
  Swaps                                                                            (2,578)
  Foreign currency and forward
  currency exchange contracts                                                      61,422
                                                                                __________

  Change in net unrealized appreciation (depreciation)                           (438,129)
                                                                                __________
  Net realized and unrealized gain (loss)                                       1,038,135
                                                                                __________
NET INCREASE IN NET ASSETS FROM OPERATIONS                                     $5,122,792
                                                                                __________
                                                                                __________

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          FOR THE                FOR THE
                                                                         YEAR ENDED             YEAR ENDED
                                                                     DECEMBER 31, 2004      DECEMBER 31, 2003
                                                                     __________________      _________________
INCREASE (DECREASE) IN NET ASSETS:
FROM INVESTMENT OPERATIONS
  Net investment income                                              $  4,084,657           $  4,069,100
  Net realized gains                                                    1,476,264              1,480,920
  Change in net unrealized appreciation (depreciation)                  (438,129)              4,617,633
                                                                      ___________            ___________
  Net increase in net assets from investment operations                 5,122,792             10,167,653
                                                                      ___________            ___________
CAPITAL TRANSACTIONS
  Contributions                                                        10,724,449             13,400,767
  Withdrawals                                                         (16,197,718)           (10,633,906)
                                                                      ___________            ___________
  Net increase (decrease) in net assets from capital transactions      (5,473,269)             2,766,861
                                                                      ___________            ___________
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  (350,477)            12,934,514
NET ASSETS
  At beginning of year                                                 57,078,563             44,144,049
                                                                      ___________            ___________
  At end of year                                                      $56,728,086            $57,078,563
                                                                      ___________            ___________
                                                                      ___________            ___________

  The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                          YEAR ENDED DECEMBER 31,
                                                                     ____________________________________________________________
                                                                      2004         2003         2002        2001(A)       2000
                                                                   ________      ________    _________      ________    ________
TOTAL RETURN((+))                                                     9.56%       21.76%        4.71%        1.54%        2.84%

RATIOS:
   Expenses (to average daily net assets)(*)                          0.50%        0.50%        0.50%        0.50%        0.37%
   Net Investment Income (to average daily net assets)(*)             7.28%        7.79%        8.66%        8.87%       10.37%
   Portfolio Turnover                                                   51%          80%         130%         117%         148%
   Net Assets, End of Year (000's omitted)                         $56,728      $57,079      $44,144      $47,048      $31,818
-------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the
Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
  Ratios (to average daily net assets):
      Expenses                                                        0.76%        0.85%        0.82%        0.81%        0.89%
      Net investment income                                           7.02%        7.44%        8.34%        8.56%        9.85%

(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of the net investment income to average net assets from 9.20% to 8.87%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(+) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon High Yield Bond Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

     The objective of the Portfolio is to maximize total return, consisting primarily of a high level of income. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments, companies and banks, as well as tax-exempt securities, preferred stocks and warrants.

     At December 31, 2004 there was one fund, Standish Mellon High Yield Bond Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2004 was approximately 100%.

     The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. Securities transactions and income

     Securities transactions are recorded as of trade date of shareholder transactions. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield - to - maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

     C. INCOME TAXES

     The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     D. FOREIGN CURRENCY TRANSACTIONS

     Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     E. INVESTMENT RISK

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     F. EXPENSES

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     G. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

     H. AFFILIATED ISSUERS

     Affiliated issuers represent issuers in which the Portfolio held investments in other investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. Standish Mellon voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.50% of the Portfolio's average daily net assets for the year ended December 31, 2004. Pursuant to this agreement, for the year ended December 31, 2004, Standish Mellon voluntarily did not impose $143,751 of its investment advisory fees. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     The Portfolio compensates Mellon Bank, N.A. under a custody, administration and accounting services agreement for providing custody, fund administration and fund accounting services for the Portfolio. Pursuant to this agreement the Portfolio paid $69,985 during the year ended December 31, 2004.

     The Fund entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Pursuant to this agreement Mellon Bank receives an agreed upon percentage of the net lending revenues. This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities. See Note 6 for further details.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(3)  PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2004 were as follows:

                                                        PURCHASES         SALES
                                                     ____________    ____________
     Investments (non-U.S. Government Securities)     $27,927,854    $29,882,808
                                                     ____________    ____________
                                                     ____________    ____________

(4)  FEDERAL TAXES:

     The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2004, as computed on a federal income tax basis, were as follows:

     Aggregate Cost                      $59,968,063
                                          __________
                                          __________
     Gross unrealized appreciation         4,028,597
     Gross unrealized depreciation          (923,892)
                                          __________
     Net unrealized appreciation        $  3,104,705
                                          __________

(5)  FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

     The Portfolio may trade the following financial instruments with off-balance sheet risk:

     OPTIONS

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

     The Portfolio did not enter into any option transactions during the year ended December 31, 2004.

     FORWARD CURRENCY EXCHANGE CONTRACTS

     The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

     The Portfolio held foreign currency exchange contracts at December 31, 2004. See Schedule of Investments for further details.

     SWAP AGREEMENTS

     The Portfolio may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Portfolio earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

     At December 31, 2004 the Portfolio held swap contracts. See Schedule of Investments for further details.

(6)  SECURITY LENDING:

     The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

     The Portfolio loaned securities during the year ended December 31, 2004 resulting in $16,920 of security lending income. At December 31, 2004, the Portfolio had securities valued at $7,043,099 on loan. See the Statement of Investments for further detail on the security positions on loan and collateral held.

(7)  DELAYED DELIVERY TRANSACTIONS:

     The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

     The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

     The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is 'marked-to-market' daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. See Schedule of Investments for further details.

(8)  CONCENTRATION OF RISK:

     The Portfolio invests in low rated (non-investment grade) and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and the value of high yield securities tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default of an issuer may be significantly greater for holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(9)  LINE OF CREDIT:

     The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended December 31, 2004, a facility fee of $1,817 was allocated to the Portfolio.

     During the year ended December 31, 2004, the Portfolio had average borrowings outstanding of $30,667 on a total of nine days and incurred $13 of interest expense.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of Standish Mellon High Yield Bond Portfolio:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon High Yield Bond Portfolio (the "Portfolio") at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total annual remuneration paid as of December 31, 2004. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                        NUMBER OF                        TRUSTEE
                                                                  PRINCIPAL           PORTFOLIOS IN       OTHER       REMUNERATION
NAME                                     TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX    DIRECTORSHIPS    (YEAR ENDED
ADDRESS, AND               POSITION(S)    AND LENGTH OF          DURING PAST           OVERSEEN BY       HELD BY      DECEMBER 31,
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED             5 YEARS               TRUSTEE         TRUSTEE          2004)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming            Trustee      Trustee since     Chairman of the Board          30             None         Fund: $500
c/o Decision Resources, Inc.              11/3/1986         and Chief Executive                                Portfolio: $1,653
260 Charles Street                                          Officer, Decision
Waltham, MA 02453                                           Resources, Inc.
9/30/40

Caleb Loring III             Trustee      Trustee since     Trustee, Essex Street          30             None         Fund: $500
c/o Essex Street Associates               11/3/1986         Associates (family                                 Portfolio: $1,786
P.O. Box 181                                                investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman         Trustee      Trustee since     William Joseph Maier,          30             None         Fund: $500
c/o Harvard University                    9/13/1986         Professor of Political                             Portfolio: $1,653
Cambridge, MA 02138                                         Economy, Harvard
8/5/44                                                      University

John H. Hewitt               Trustee      Trustee since     Trustee, Mertens               30             None         Fund: $500
P.O. Box 2333                             11/3/1986         House, Inc. (hospice)                              Portfolio: $1,653
New London, NH 03257
4/11/35

INTERESTED TRUSTEES

Patrick J. Sheppard    Trustee, President   Since 2003      Senior Vice President          30             None         Fund: $0
Mellon Institutional        and Chief                       and Chief Operating Officer,                             Portfolio: $0
Asset Management        Executive Officer                   Mellon Institutional
One Boston Place                                            Asset Management;
Boston, MA 02108                                            formerly Vice President
7/24/65                                                     and Chief Financial Officer,
                                                            Mellon Institutional
                                                            Asset Management

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
NAME                                     TERM OF OFFICE                                                            FUND COMPLEX
ADDRESS, AND               POSITION(S)    AND LENGTH OF               PRINCIPAL OCCUPATION(S)                       OVERSEEN BY
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED                  DURING PAST 5 YEARS                           TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann        Vice President   Since 2003            Senior Vice President and Head of Operations            30
Mellon Institutional      and Secretary                         Mellon Institutional Asset Management, formerly
Asset Management                                                First Vice President, Mellon Institutional Asset
One Boston Place                                                Management and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson       Vice President   Vice President        Vice President and Mutual Funds Controller,             30
Mellon Institutional      and Treasurer   since 1999;           Mellon Institutional Asset Management
Asset Management                          Treasurer             Institutional Asset
One Boston Place                          since 2002
Boston, MA 02108
7/14/65

Denise B. Kneeland       Assistant Vice   Since 1996            Vice President and Manager, Mutual Funds Operations,    30
Mellon Institutional        President                           Mellon Institutional Asset Management
Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren         Assistant Vice   Since 2001            Assistant Vice President and Manager,                   30
Mellon Institutional        President                           Shareholder Services, Mellon Institutional
Asset Management                                                Asset Management since 2001;
One Boston Place                                                Shareholder Representative,
Boston, MA 02108                                                Standish Mellon Asset Management
1/19/71

Jan F. Jumet                  Chief       Since 2004            Senior Vice President and Chief Compliance Officer      30
Standish Mellon Assest     Compliance                           for Standish Mellon Asset Management Company LLC;
Management Company LLC       Officer                            formerly Director of Compliance and Administration
One Boston Place                                                and Chief Administration Officer for Standish Mellon
Boston, MA 02108                                                Asset Management Company LLC, Senior
8/9/66                                                          Vice President and Chief Administration Officer
                                                                for Mellon Bond Associates, LLP, and
                                                                First Vice President and Senior Sales Associate
                                                               for Mellon Institutional Asset Management

                      THIS PAGE INTENTIONALLY LEFT BLANK

                      THIS PAGE INTENTIONALLY LEFT BLANK

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

Annual Report                      STANDISH MELLON
                                   GLOBAL FIXED INCOME FUND
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund' s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Commencing with the fiscal quarter ending September 30, 2004, the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund' s Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

To view the Fund' s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, 2004, visit the SEC' s web site at http:
//www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

February 28, 2005

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2004.

The year was largely positive for the financial markets, as the economic expansion continued. However, as the year progressed, anticipated GDP growth diminished in line with typical expectations at this point in the economic cycle.

The S&P 500 entered 2004 with a sharp climb, fueled to a large degree by above-trend GDP growth: 4.4% in the fourth quarter of 2003 and 5.0% in the first quarter of the year, driven by a potent mix of tax cuts, monetary policy and government spending. But the momentum stalled, as the market dealt with the prospect of inflation and a new tightening cycle by the Federal Reserve, the uncertainties of a tight presidential campaign, and the ever-present threats posed by terrorism. The equity markets greeted the reelection of President Bush with optimism, as the S&P 500 surged past 1200 in the closing weeks of the year to its' 2004 peak.

In the bond market, the year started with much speculation about when and how the Fed would end one of the longest stretches of easy monetary policy on record, which had driven rates to historical lows. In the fall of 2003, the prospect of deflation was still a factor in the Fed's deliberations and was its stated rationale for maintaining an accommodative stance. In the first quarter, however, the Fed began to refer to a "measured pace" of tightening. The market reacted by switching gears dramatically, sending the 10-year U.S. Treasury note from 3.7% on March 16 to 4.9% on June 14. Since then, as the economic outlook softened, with relatively tame inflation, yields have settled back to about 4%, roughly the same as a year ago.

Looking ahead, it is clear that there are some causes for concern. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Companies are hoarding cash and are being deliberate in boosting employment and spending on plant and equipment. The stimulus of monetary policy, tax cuts and government spending is waning. Nevertheless, business activity has some significant momentum, which should carry over into 2005, with reasonable profit growth and modest inflation. Finally, the president's ambitious plans to privatize Social Security, reform health care, and revise the tax code could potentially have major fiscal implications that the market will be watching carefully.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

                  One  Boston Place * Boston, MA 02108-4402

                       A MELLON ASSET MANAGEMENT COMPANY

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

Global bond markets produced modest, positive returns in 2004. The Standish Mellon Global Fixed Income Fund returned 4.98% for the year, after all expenses, compared to a return of 4.90% for the Lehman Global Aggregate Hedged Index.

A return of close to 5% for hedged global bonds is perhaps surprising considering that at the beginning of the year, the consensus expectation was that bond yields would rise as central banks raised interest rates. Indeed, bond yields did rise early in the year and in particular the U.S. bond market experienced a vicious sell-off in the first half. However, as the year progressed, it became apparent that core inflation was well contained in the U.S., the job market strengthened but not as much as anticipated, and growth in large economies overseas was anemic. Bond yields fell during the second half of the year, and in the end, despite the volatility, bond investors managed to earn a bit more than their coupon.

The non-government sectors of the global bond markets were a pleasant surprise producing returns well above government bonds for the second year in a row. The star performers were corporate bonds, particularly the high-yield sector, and emerging markets. A number of factors contributed to the outperformance of the corporate and emerging sectors particularly global growth, low inflation, low interest rates and in the case of the commodity laden emerging markets, high commodity prices. The high yield corporate and emerging market indices both had returns of over 10% for the year. Other non-government sectors also performed well including mortgages, agencies and asset-backed securities.

The range of returns in hedged terms for government bond markets as measured by the JP Morgan Government Bond Indices was modest for the year with only 534 basis points, separating the best market Italy (+8.00%) from the worst, Japan (+2.66%). The U.S. component of the index returned 3.75% while European markets returned 6.77% on average. The U.S. dollar had traded in a modest range for most of the year however it fell sharply in the final quarter. The decline of the dollar was the sharpest relative to the European currencies against which it declined by more than 7%. The U.S. dollar has been under pressure since 2002 as the mix of loose fiscal and monetary policy and the large current account deficit made the currency unattractive to global investors.

The Fund outperformed its benchmark during the year. Our position in investment grade and high yield corporate bonds and emerging market securities was the largest positive contributor relative to our benchmarks. Our country selection was also positive as we were overweight European markets, which produced the best returns. Although Japan was the worst performing market in the index, our zero weighting in the market was a slight drag on performance as Japan did produce a positive return. In currencies, our small primarily, option-based positions detracted a modest amount from our performance.

Our outlook for 2005 is favorable for global bonds. We believe that the performance of global economies will be close to trend, yet the behavior of central banks around the world could be quite different. The Fed will continue to raise interest rates at least in the first half of the year and this will flatten the yield curve but we expect longer dated bonds to be fairly stable. Opportunities for value-added can be found in Europe and in some of the smaller index components such as Australia, New Zealand and the U.K. In the latter three markets, the central banks have been raising interest rates for some time and those increases now appear to be having an effect. These economies have housing markets that are vulnerable to price declines and if the economies soften, we believe bonds in these markets will perform well. Non-government sectors such as corporate and emerging market bonds have richened quite a bit over the past two years and we believe that these sectors will not perform as well as in the past but that the sector still offers opportunities to add-value through security selection.

We appreciate your continued support and look forward to working on your behalf over the next year.


/s/ W. Charles Cook

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

    COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN STANDISH MELLON
          GLOBAL FIXED INCOME FUND AND THE LEHMAN BROTHERS GLOBAL INDEX
--------------------------------------------------------------------------------


                                  [LINE CHART]

          AVERAGE ANNUAL TOTAL RETURNS  (FOR PERIOD ENDED 12/31/2004)
--------------------------------------------------------------------------------

                                                                                                        Since
                                                                                                      Inception
   1 Year                  3 Year                   5 Year                   10 Year                 01/03/1994
-------------------------------------------------------------------------------------------------------------------------
    4.98%                   6.10%                    6.50%                    8.07%                     6.59%

AVERAGE ANNUAL TOTAL RETURNS REFLECT THE CHANGE IN THE VALUE OF AN INVESTMENT, ASSUMING REINVESTMENT OF THE FUND'S DIVIDEND INCOME AND CAPITAL GAINS. THE $100,000 LINE GRAPH AND THE FUND'S RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. DURING PERIODS OF REIMBURSEMENT BY THE FUND'S INVESTMENT ADVISER (IF APPLICABLE), THE FUND'S TOTAL RETURN WILL BE GREATER THAN IT WOULD BE HAD THE REIMBURSEMENT NOT OCCURRED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                           SHAREHOLDER EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                EXPENSES PAID
                                            BEGINNING                    ENDING                 DURING PERIOD+
                                          ACCOUNT VALUE              ACCOUNT VALUE             JULY 1, 2004 TO
                                          JULY 1, 2004             DECEMBER 31, 2004          DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------
Actual                                        $1,000.00                   $1,045.20                  $3.34
Hypothetical (5% return
  per year before expenses)                   $1,000.00                   $1,021.87                  $3.30

-------

+ EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.65%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).THE EXAMPLE REFLECTS THE COMBINED EXPENSES OF THE FUND AND THE MASTER PORTFOLIO IN WHICH IT INVESTS ALL ITS ASSETS.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT FUND
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                  PORTFOLIO INFORMATION AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                              PERCENTAGE OF
  TOP TEN HOLDINGS(*)                        RATE              MATURITY        NET ASSETS
 ------------------------------------------------------------------------------------------
 UK Gilt                                     4.000%             3/7/2009            7.9%
 Australian Government Bond                  7.500             9/15/2009            4.8
 Italy Buoni Poliennali Del Tesoro           4.500              3/1/2007            4.2
 Belgium Government Bond                     4.250             9/28/2013            3.7
 Singapore Government                        5.625              7/1/2008            3.6
 French Treasury Note BTAN                   5.000             1/12/2006            3.2
 New Zealand Government Bond                 6.500             4/15/2013            3.2
 New Zealand Government Bond                 7.000             7/15/2009            3.1
 U.S. Treasury Note                          3.250             8/15/2008            2.8
 U.S. Treasury Note                          4.000            11/15/2012            2.6
                                                                                  -----
                                                                                   39.1%

* Excluding short-term investments and investment of cash collateral.

                                         PERCENTAGE OF
        TOP TEN COUNTRIES                 INVESTMENTS
       -----------------------------------------------
        United States                         30.6%
        Euro                                  37.1
        U.K.                                  11.6
        Canada                                 0.7
        Denmark                                1.3
        Australia                              6.9
        New Zealand                            6.3
        Singapore                              3.6
        Switzerland                            1.9
                                             -----
                                             100.0%

                                        PERCENTAGE OF
        ECONOMIC SECTOR ALLOCATION        INVESTMENTS
       ----------------------------------------------
        Government                            55.8%
        Credit                                37.0
        Mortgage pass thru                     1.9
        Collateralized                         1.3
        ABS/CMBS/CMO                           0.0
        Emerging Markets                       4.0
                                             -----
                                             100.0%

        The Portfolio is actively managed. Current holdings may be different than those presented above.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

             STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Mellon Global Fixed Income Portfolio (Portfolio), at value (Note 1A)      $73,072,628
  Receivable for Fund shares sold                                                                      100,000
  Prepaid expenses                                                                                      11,046
                                                                                                   -----------
    Total assets                                                                                    73,183,674

LIABILITIES
 Distribution payable                                                             $   910,396
 Payable for Fund shares redeemed                                                      11,743
 Accrued transfer agent fees (Note 2)                                                   5,994
 Accrued trustees' fees(Note 2)                                                           500
 Accrued expenses and other liabilities                                                13,927
                                                                                  -----------
    Total liabilities                                                                                  942,560
                                                                                                   -----------
NET ASSETS                                                                                         $72,241,114
                                                                                                   ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                                  $89,748,447
  Accumulated net realized loss                                                                   (22,457,453)
  Distributions in excess of net investment income                                                 (1,048,644)
  Net unrealized appreciation                                                                        5,998,764
                                                                                                   -----------
TOTAL NET ASSETS                                                                                   $72,241,114
                                                                                                   ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                            3,677,744
                                                                                                   ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (Net Assets/Shares outstanding)                                                                  $     19.64
                                                                                                   ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

         STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------


INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                                                         $ 4,334,472
  Expenses allocated from Portfolio                                                                   (588,244)
                                                                                                   -----------
    Net investment income allocated from Portfolio                                                   3,746,228
EXPENSES
 Transfer agent fees (Note 2)                                                       $    12,720
 Registration fees                                                                       17,750
 Professional fees                                                                       26,375
 Trustees' fees and expenses (Note 2)                                                     1,999
 Insurance expense                                                                        1,523
 Analytical service fees                                                                  4,510
 Miscellaneous                                                                            2,713
                                                                                    -----------
    Total expenses                                                                       67,590
  Deduct:
  Reimbursement of Fund operating expenses (Note 2)                                     (31,222)
                                                                                    -----------
    Net expenses                                                                                        36,368
                                                                                                   -----------
      Net investment income                                                                          3,709,860
                                                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain allocated from Portfolio                                                         8,814,993
  Change in unrealized appreciation (depreciation) allocated from Portfolio                         (7,922,754)
                                                                                                   -----------
    Net realized and unrealized gain allocated from Portfolio                                          892,239
                                                                                                   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                         $ 4,602,099
                                                                                                   ===========

  The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      FOR THE                 FOR THE
                                                                                     YEAR ENDED              YEAR ENDED
                                                                                 DECEMBER 31, 2004       DECEMBER 31, 2003
                                                                                 -----------------       -----------------
INCREASE (DECREASE) IN NET ASSETS: FROM INVESTMENT OPERATIONS
  Net investment income                                                             $  3,709,860           $  5,973,675
  Net realized gain (loss)                                                             8,814,993                 (1,376)
  Change in net unrealized appreciation (depreciation)                                (7,922,754)             3,796,089
                                                                                    ------------           ------------
  Net increase in net assets from investment operations                                4,602,099              9,768,388
                                                                                    ------------           ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                                          (6,932,393)                    --
                                                                                    ------------           ------------
  Total distributions to shareholders                                                 (6,932,393)                    --
                                                                                    ------------           ------------
FUND SHARE TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                                     2,287,428             10,566,938
  Value of shares issued to shareholders in reinvestment of distributions              6,021,997                     --
  Cost of shares redeemed                                                            (79,923,935)           (38,731,401)
                                                                                    ------------           ------------
  Net decrease in net assets from Fund share transactions                            (71,614,510)           (28,164,463)
                                                                                    ------------           ------------
TOTAL DECREASE IN NET ASSETS                                                         (73,944,804)           (18,396,075)
NET ASSETS
  At beginning of year                                                               146,185,918            164,581,993
                                                                                    ------------           ------------
  At end of year (including distributions in excess of
   net investment income of $1,048,644 and $3,586,640)                              $ 72,241,114           $146,185,918
                                                                                    ============           ============

  The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------
                                                              2004        2003         2002       2001(A)        2000
                                                            -------     --------    --------     --------       --------
NET ASSET VALUE, BEGINNING OF THE YEAR                      $ 20.67     $  19.43    $  18.45     $  18.53       $  18.76
FROM INVESTMENT OPERATIONS:
   Net investment income(* (1))                                0.83         0.75        0.82         0.84           1.06
   Net realized and unrealized gain (loss) on investments      0.20         0.49        0.44        (0.01)(2)       0.71
                                                            -------     --------    --------     --------       --------
Total from investment operations                               1.03         1.24        1.26         0.83           1.77
                                                            -------     --------    --------     --------       --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                 (2.06)          --       (0.27)       (0.91)         (2.00)
   From tax return of capital                                    --           --       (0.01)          --             --
                                                            -------     --------    --------     --------       --------
Total distributions to shareholders                           (2.06)          --       (0.28)       (0.91)         (2.00)
                                                            -------     --------    --------     --------       --------
NET ASSET VALUE, END OF YEAR                                $ 19.64     $  20.67    $  19.43     $  18.45       $  18.53
                                                            =======     ========    ========     ========       ========
TOTAL RETURN((+))                                              4.98%        6.38%       6.94%        4.51%          9.79%
RATIOS/SUPPLEMENTAL DATA:
   Expenses (to average daily net assets)(*(3))                0.65%        0.65%       0.60%        0.56%          0.56%
   Net Investment Income (to average daily net assets)(*)      3.86%        3.74%       4.43%        4.46%          5.59%
   Net Assets, End of Year (000's omitted)                  $72,241     $146,186    $164,582     $359,358       $373,739

-------

*    For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee payable to the Portfolio and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
     Net investment income per share (1)                     $ 0.83     $   0.74         N/A          N/A           N/A
     Ratios (to average daily net assets):
      Expenses (3)                                             0.68%        0.70%        N/A          N/A           N/A
      Net investment income                                    3.83%        3.69%        N/A          N/A           N/A

(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.007, increase net realized and unrealized gains and losses per share by $0.007 and decrease the ratio of net investment income to average net assets from 4.50% to 4.46%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)  Calculated based on average shares outstanding,
(2) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values for the Fund.
(3)  Includes the Fund's share of the Portfolio's allocated expenses.
(+)  Total return would have been lower in the absence of expense waivers.

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON GLOBAL FIXED INCOME
                                     FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Global Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust.

     The objective of the Fund is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. The Fund seeks to achieve its objective by investing all of its investable assets in an interest of Standish Mellon Global Fixed Income Portfolio (the "Portfolio"), a subtrust of the Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. and non-U.S. dollar denominated fixed income securities of U.S. and foreign governments and companies located in the U.S. and various countries, including emerging markets. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. SECURITIES TRANSACTIONS AND INCOME

     Transactions of the Portfolio are recorded as of the trade date. The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

     C. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, foreign currency gains and losses, post-October losses, amortization and/or accretion of premiums and discounts on certain securities and the timing of recognition of gains and losses on futures contracts.

     Permanent book and tax basis differences will result in reclassifications to undistributed net investment income, accumulated net realized gain
     (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D. EXPENSES

     The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     E. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES:

     The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and it's pro rata share of the Portfolio expenses (excluding commissions, taxes and extraordinary expenses) to 0.65% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. Pursuant to this agreement, for the year ended December 31, 2004, Standish Mellon voluntarily reimbursed the Fund for $31,222 of its operating expenses.

     Effective February 23, 2004, the Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund paid $4,889 during the period ended December 31, 2004.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3)  INVESTMENT TRANSACTIONS:

     Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2004, aggregated $8,539,443and $93,677,645 respectively.

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                  FOR THE              FOR THE
                                                                                 YEAR ENDED            YEAR ENDED
                                                                             DECEMBER 31, 2004      DECEMBER 31, 2003
                                                                             ------------------     -----------------
     Shares sold                                                                    123,648                 523,070
     Shares issued to shareholders in reinvestment
      of distributions                                                              306,932                      --
     Shares redeemed                                                             (3,825,212)             (1,921,020)
                                                                                  ----------             ----------
     Net increase (decrease)                                                     (3,394,632)             (1,397,950)
                                                                                 ==========              ==========

     At December 31, 2004, two shareholders of record held approximately 69% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)  FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

     As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                              AMOUNT
                                           ------------
                  Capital loss carryovers   $22,396,767

     At December 31, 2004, the Fund, for federal income tax purposes, has capital loss carry overs of $22,396,767 which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:


               CAPITAL LOSS
                CARRY OVER                EXPIRATION DATE
             -------------               -----------------
             $  3,266,175                  12/31/2007
               15,100,842                  12/31/2008
                  408,689                  12/31/2009
                3,621,061                  12/31/2010
             -------------
              $22,396,767
             =============

     Tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003, were as follows:


                                                   2004              2003
                                                  AMOUNT            AMOUNT
                                               ------------     ------------
                          Ordinary income       $6,932,393           0

     See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon Global Fixed Income Fund:

     In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Global Fixed Income Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at December 31, 2004 to the Portfolio's records, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                               PAR         VALUE
SECURITY DESCRIPTION                                                   RATE      MATURITY                     VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--99.0%

CORPORATE--16.0%

BASIC MATERIALS--1.0%
Freeport-McMoRan Copper & Gold, Inc.                                   10.125%     2/1/2010         USD       130,000   $  148,525
Georgia-Pacific Corp.                                                   8.875      2/1/2010                   115,000      133,831
ICI Wilmington, Inc.                                                    4.375     12/1/2008                   250,000      251,411
International Paper Co.                                                 5.300      4/1/2015                   195,000      197,288
                                                                                                                      ------------
                                                                                                                           731,055
COMMUNICATIONS--2.8%
COX Communications Inc.                                                 7.125     10/1/2012                   295,000      330,654
CSC Holdings, Inc.                                                      7.875    12/15/2007                   155,000      166,238
Dex Media West LLC/Dex Media Finance Co.                                8.500     8/15/2010                    70,000       77,875
Dex Media West LLC/Dex Media Finance Co.                                9.875     8/15/2013                    69,000       79,523
DirecTV Holdings LLC                                                    8.375     3/15/2013                   120,000      134,550
News America Holdings(*)                                                9.250      2/1/2013                   180,000      231,970
RH Donnelley Finance Corp.                                              8.875    12/15/2010                    50,000       55,750
RH Donnelley Finance Corp.                                             10.875    12/15/2012                    90,000      106,875
Salem Communications Corp.                                              7.750    12/15/2010                    90,000       97,313
Sprint Capital Corp.                                                    8.375     3/15/2012                   420,000      511,620
Univision Communications, Inc.                                          7.850     7/15/2011                   200,000      235,971
                                                                                                                      ------------
                                                                                                                         2,028,339
                                                                                                                      ------------
CONSUMER CYCLICAL--0.7%
Lear Corp.                                                              8.110     5/15/2009                   150,000      170,123
Mohegan Tribal Gaming Authority                                         8.000      4/1/2012                   100,000      108,500
Office Depot, Inc.                                                      6.250     8/15/2013                   145,000      154,723
Yum! Brands, Inc.                                                       8.875     4/15/2011                    75,000       92,664
                                                                                                                      ------------
                                                                                                                           526,010
                                                                                                                      ------------
CONSUMER NONCYCLICAL--0.3%
Kroger Co.                                                              8.000     9/15/2029                   185,000      230,359
                                                                                                                      ------------
ENERGY--1.7%
Chesapeake Energy Corp.                                                 8.125      4/1/2011                   100,000      108,250
Halliburton Co.                                                         5.500    10/15/2010                   325,000      342,315
Petronas Capital Ltd.                                                   7.875     5/22/2022                   160,000      198,697
Transcontinental Gas Pipe Line Corp.                                    6.125     1/15/2005                   325,000      325,000
Southern Natural Gas Co.                                                8.875     3/15/2010                   100,000      112,000
Pemex Project Funding Master Trust(*)                                   3.790     6/15/2010                   155,000      159,030
                                                                                                                      ------------
                                                                                                                         1,245,292
                                                                                                                      ------------
FINANCIAL--4.8%
Amvescap PLC                                                            5.375     2/27/2013                   130,000      131,160
Amvescap PLC                                                            5.375    12/15/2014                   205,000      204,332
Boston Properties Inc.                                                  6.250     1/15/2013                    85,000       92,220
Chevy Chase Bank FSB                                                    6.875     12/1/2013                   295,000      304,588
EOP Operating LP                                                        7.000     7/15/2011                   250,000      281,936
EOP Operating LP                                                        7.875     7/15/2031                   155,000      187,882
FleetBoston Financial Corp.                                             7.375     12/1/2009                   210,000      239,853
Ford Motor Credit Co.                                                   6.875      2/1/2006                   130,000      133,926
Ford Motor Credit Co.(*)                                                5.625     10/1/2008                    85,000       86,884
General Motors Acceptance Corp.                                         6.875     9/15/2011                    90,000       92,231
Glencore Funding LLC                                                    6.000     4/15/2014                    95,000       91,910

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                               PAR         VALUE
SECURITY DESCRIPTION                                                   RATE      MATURITY                     VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Jefferies Group, Inc.                                                   5.500%    3/15/2016         USD       110,000   $  109,355
Morgan Stanley                                                          4.750      4/1/2014                   200,000      194,882
National City Corp.                                                     6.875     5/15/2019                    80,000       91,422
Nationwide Mutual Insurance 144A                                        7.875      4/1/2033                   215,000      256,151
Nordea Bank 144A                                                        7.500     1/30/2007                   445,000      474,781
Salomon Brothers AF for OAO Siberian Oil Co.                           10.750     1/15/2009                   200,000      213,000
Union Planters Bank NA                                                  5.125     6/15/2007                   105,000      109,347
Wells Fargo & Co.(*)                                                    5.000    11/15/2014                   175,000      176,995
                                                                                                                      ------------
                                                                                                                         3,472,855
                                                                                                                      ------------
INDUSTRIAL--1.8
American Standard, Inc.                                                 7.375      2/1/2008                   145,000      159,040
Ispat Inland                                                            9.750      4/1/2014                   137,000      169,195
Jefferson Smurfit Corp. US                                              8.250     10/1/2012                    15,000       16,350
Oakmont Asset Trust                                                     4.514    12/22/2008                   400,000      403,273
Raytheon Co.                                                            5.500    11/15/2012                    90,000       95,022
Republic Services, Inc.                                                 6.750     8/15/2011                   150,000      168,491
Waste Management, Inc.                                                  6.875     5/15/2009                   245,000      271,454
                                                                                                                      ------------
                                                                                                                         1,282,825
                                                                                                                      ------------
TECHNOLOGY--0.1%
Freescale Semiconductor Inc.                                            4.820     7/15/2009                   100,000      104,125
                                                                                                                      ------------
UTILITIES--2.8%
AES Corp.                                                               8.750     5/15/2013                   100,000      113,625
FirstEnergy Corp.                                                       6.450    11/15/2011                   560,000      608,423
Niagara Mohawk Power Corp.                                              7.750     10/1/2008                   175,000      196,872
Nisource Finance Corporation(*)                                         6.150      3/1/2013                   150,000      162,607
Pepco Holdings, Inc.                                                    6.450     8/15/2012                    85,000       93,923
PPL Capital Funding Trust I                                             7.290     5/18/2006                   315,000      328,614
Progress Energy Inc.                                                    7.000    10/30/2031                   230,000      254,719
TXU Energy Co.                                                          7.000     3/15/2013                   270,000      301,550
                                                                                                                         2,060,333
                                                                                                                      ------------
Total Corporate (Cost $11,197,426)                                                                                      11,681,193
                                                                                                                      ------------
SOVEREIGN BONDS--2.8%
Banco Nacional de Desenvolvimento Economic                              5.832     6/16/2008                    85,000       86,913
Republic of Brazil                                                      3.125     4/15/2012                   119,119      113,460
Republic of Brazil (a)                                                  3.063     4/15/2024                   135,000      124,875
Republic of Colombia                                                   10.000     1/23/2012                    65,000       75,075
Republic of El Salvador                                                 8.500     7/25/2011                   160,000      182,800
Republic of Panama                                                      9.625      2/8/2011                    25,000       29,625
Republic of Panama                                                      7.250     3/15/2015                    35,000       36,225
Republic of Panama                                                      8.875     9/30/2027                   170,000      188,700
Republic of Peru                                                        4.500      3/7/2017                    85,000       79,475
Republic of South Africa                                                9.125     5/19/2009                    60,000       70,864
Republic of South Africa                                                7.375     4/25/2012                   120,000      136,636
Republic of Turkey                                                      9.000     6/30/2011                   265,000      301,954
Russian Federation                                                      5.000     3/31/2030                   325,000      335,156
Serbian Government (#)                                                  3.750    11/15/2024                   140,000      116,550
Ukraine Government Senior Notes                                        11.000     3/15/2007                    67,669       72,533
United Mexican States                                                   8.300     8/15/2031                    95,000      111,150
                                                                                                                      ------------
Total Sovereign Bonds (Cost $1,965,818)                                                                                  2,061,991
                                                                                                                      ------------

  The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                               PAR         VALUE
SECURITY DESCRIPTION                                                   RATE      MATURITY                     VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
YANKEE BONDS--3.6%
Amvescap PLC                                                            5.900%    1/15/2007         USD       140,000    $ 146,489
Barclays Bank PLC                                                       8.550     6/15/2011                    80,000       97,415
Carnival Corp.                                                          3.750    11/15/2007                   265,000      265,312
Deutsche Telekom International Finance BV                               8.500     6/15/2010                   375,000      446,765
Deutsche Telekom International Finance BV                               5.250     7/22/2013                    90,000       92,575
French Telecom                                                          8.500      3/1/2011                   205,000      244,545
HBOS PLC                                                                5.375     11/1/2013                   225,000      230,694
Inco Ltd.(*)                                                            7.750     5/15/2012                   205,000      242,716
Industrial Bank of Korea 144A                                           4.000     5/19/2014                   175,000      171,168
Potash Corp. of Saskatchewan                                            4.875      3/1/2013                   170,000      170,876
Rogers Wireless Inc. 144A                                               7.250    12/15/2012                   235,000      249,100
Rogers Wireless Inc. 144A                                               7.500     3/15/2015                    45,000       47,475
Royal Caribbean Cruises Ltd.                                            8.250      4/1/2005                   100,000      101,000
Teck Cominco Ltd.                                                       7.000     9/15/2012                    85,000       94,212
                                                                                                                        ----------
Total Yankee Bonds (Cost $2,500,711)                                                                                     2,600,342
                                                                                                                        ----------
U.S. GOVERNMENT AGENCY--7.7% PASS THRU SECURITIES--1.9%
FNMA                                                                    5.500      1/1/2034                   580,152      589,482
FNMA(TBA)(#)                                                            6.500      1/1/2035                   760,000      796,813
                                                                                                                        ----------
Total U.S. Government Agency (Cost$1,389,405)                                                                            1,386,295
                                                                                                                        ----------
U.S. TREASURY OBLIGATIONS--5.8%
U.S. Treasury Note                                                      3.250     8/15/2008                 2,050,000    2,040,472
U.S. Treasury Note                                                      4.000    11/15/2012                 1,910,000    1,906,791
U.S. Treasury Note(*)                                                   6.250     5/15/2030                   270,000      322,808
                                                                                                                        ----------
Total U.S. Treasury Obligations (Cost $ 4,239,174)                                                                       4,270,071
                                                                                                                        ----------
Total U.S. Government Agency (Cost $ 5,628,579)                                                                          5,656,366
                                                                                                                        ----------
FOREIGN DENOMINATED--68.9%
AUSTRALIA--6.8%
Australian Government Bond                                              7.500     9/15/2009         AUD     4,125,000    3,529,896
Australian Government Bond                                              6.250     4/15/2015                 1,750,000    1,466,762
                                                                                                                        ----------
                                                                                                                         4,996,658
                                                                                                                        ----------
CANADA--0.7%
Canadian Pacific Railway Ltd.                                           4.900     6/15/2010         CAD       620,000      528,657
                                                                                                                        ----------
SWISS FRANC--1.9%
Philip Morris Capital Corp.                                             4.000     5/31/2006         CHF     1,530,000    1,369,909
                                                                                                                        ----------
DENMARK--1.3%
Realkredit Danmark A/S                                                  4.000      1/1/2006         DKK     5,140,000      951,543
                                                                                                                        ----------
EURO--36.8%
Allied Domecq Financial Services PLC                                    5.875     6/12/2009         EUR       145,000      215,468
Autostrade SpA                                                          2.621      6/9/2011                   300,000      408,670
Bank of America Corp.                                                   4.750      5/6/2019                   210,000      298,437
Belgium Government Bond                                                 4.250     9/28/2013                 1,875,000    2,667,851
Bertelsmann US Finance, Inc.                                            4.625      6/3/2010                    60,000       85,201
Bundesobligation(*)                                                     3.000     4/11/2008                   980,000    1,337,662
Bundesobligation 144                                                    3.250     4/17/2009                   980,000    1,345,263
Citigroup Inc                                                           2.324      6/3/2011                   370,000      500,463
Deutsche Bundesrepublik                                                 5.000      7/4/2011                   905,000    1,349,137

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                               PAR         VALUE
SECURITY DESCRIPTION                                                   RATE      MATURITY                     VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
EURO (CONTINUED)
Deutsche Republic                                                       4.125%     7/4/2008         EUR       130,000    $ 183,732
Deutsche Republic                                                       5.250      1/4/2011                   110,000      165,584
Deutsche Republic                                                       4.500      1/4/2013                   315,000      456,657
Deutsche Telekom International Finance BV                               8.125     5/29/2012                    95,000      163,409
FBG Treasury Europe                                                     5.750     3/17/2005                    32,000       43,682
FCE Bank PLC                                                            2.578     6/28/2006                   260,000      349,752
France Telecom                                                          7.250     1/28/2013                   280,000      462,232
France Telecom                                                          8.125     1/28/2033                   400,000      768,921
French Treasury Note                                                    4.500     7/12/2006                 1,115,000    1,560,584
French Treasury Note BTAN                                               5.000     1/12/2006                 1,675,000    2,335,084
GE Capital Euro Funding (a)                                             2.278      5/4/2011                   370,000      499,731
General Motors Acceptance Corp.                                         3.904      7/5/2005                   255,000      347,248
Glencore Finance Europe SA/Luxembourg                                   5.375     9/30/2011                   560,000      763,570
Hilton Group Finance PLC                                                6.500     7/17/2009                   125,000      190,840
HJ Heinz BV                                                             5.125     4/10/2006                   100,000      139,912
Household Finance Corp.                                                 6.500      5/5/2009                   300,000      459,297
International Paper Co.                                                 5.375     8/11/2006                   135,000      190,056
Italy Buoni Poliennali Del Tesoro                                       4.500      3/1/2007                 2,155,000    3,045,402
Kappa Beheer BV                                                        10.625     7/15/2009                   135,000      193,672
KFW Group                                                               3.500     4/17/2009                   435,000      603,412
Lear Corp.                                                              8.125      4/1/2008                   205,000      312,379
MPS Capital Trust                                                       7.990      2/7/2011                    85,000      139,238
Nalco Co.                                                               7.750    11/15/2011                   100,000      147,191
National Westminster Bank PLC                                           6.625     10/5/2009                    70,000      107,463
Netherlands Government Bond                                             5.500     7/15/2010                 1,120,000    1,701,570
NGG Finance PLC                                                         5.250     8/23/2006                   190,000      267,992
Nordea Bank Sweden AB                                                   6.000    12/13/2010                   140,000      195,818
Owens-Brockway Glass Containers                                         6.750     12/1/2014                    95,000      134,999
Parker Hannifin Corp.                                                   6.250    11/21/2005                    75,000      105,020
Pemex Project Funding Master Trust 144A                                 6.625      4/4/2010                   180,000      271,903
Sara Lee Corp.                                                          6.125     7/27/2007                   125,000      182,800
Telecom Italia Finance SA                                               7.250     4/20/2011                   185,000      295,708
Telefonica Europe BV                                                    5.125     2/14/2013                   195,000      287,109
Telenet Communications NV                                               9.000    12/15/2013                   275,000      414,102
ThyssenKrupp Finance Nederland BV                                       7.000     3/19/2009                   160,000      244,687
Transco PLC                                                             5.250     5/23/2006                   245,000      344,012
Tyco Intl Group SA                                                      5.500    11/19/2008                   140,000      204,394
Veolia Environnement                                                    4.875     5/28/2013                   135,000      194,512
West LB Covered Bond Bank                                               4.000     3/25/2014                   150,000      207,415
                                                                                                                        ----------
                                                                                                                        26,889,241
                                                                                                                        ----------
NEW ZEALAND--6.3%
New Zealand Government Bond                                             6.500     4/15/2013         NZD     3,135,000    2,324,581
New Zealand Government Bond                                             7.000     7/15/2009                 3,010,000    2,242,789
                                                                                                                        ----------
                                                                                                                         4,567,370
                                                                                                                        ----------
SINGAPORE--3.6%
Singapore Government                                                    5.625%     7/1/2008         SGD     3,780,000   $ 2,611,38
                                                                                                                        ----------

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                               PAR         VALUE
SECURITY DESCRIPTION                                                   RATE      MATURITY                     VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--11.5%
Inco                                                                   15.750     7/15/2006         GBP       200,000 $     421,45
UK Gilt                                                                 4.000      3/7/2009                 3,085,000    5,806,386
UK Gilt                                                                 8.000     9/27/2013                   645,000    1,542,831
UK Gilt                                                                 4.250      6/7/2032                   325,000      605,428
                                                                                                                      ------------
                                                                                                                         8,376,099
                                                                                                                      ------------
Total Foreign Denominted (Cost $44,344,776)                                                                             50,290,865
                                                                                                                      ------------
TOTAL BONDS AND NOTES (COST $65,637,310)                                                                                72,290,757
                                                                                                                      ------------

CONVERTIBLE PREFERRED STOCKS--0.2%                                                                             SHARES
                                                                                                              -------
Fannie Mae 7.00% CVT Pfd                                                                                        1,200       68,025
Fannie Mae 5.375% CVT Pfd                                                                                           1      105,750
                                                                                                                      ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $160,000)                                                                         173,775
                                                                                                                      ------------
PURCHASED OPTIONS--0.0%                                                                                 CONTRACT SIZE
                                                                                                       --------------
EUR Put/USD Call Strike, Price 1.3, 2/9/2005                                                                  800,000        1,480
EUR Put/USD Call Strike, Price 1.29, 2/10/2005                                                                750,000          825
GBP Put/USD Call Strike, Price 1.875, 2/10/2005                                                               750,000        4,086
AUD Put/USD Call Strike, Price .705, 3/10/2005                                                                750,000          900
CHF Put/USD Call Strike, Price 1.21, 3/10/2005                                                                750,000        1,928
                                                                                                                      ------------
TOTAL PURCHASED OPTIONS (COST $ 20,960)                                                                                      9,219
                                                                                                                      ------------
SHORT-TERM INVESTMENTS--3.9%                                                                                   SHARES
                                                                                                              -------
INVESTMENT COMPANIES--1.2%
Dreyfus Institutional Preferred Plus Money Market Fund((+))                                                   870,406      870,406
                                                                                                                      ------------
INVESTMENT OF CASH COLLATERAL--2.7%
BlackRock Cash Strategies L.L.C.**                                                                          1,971,943    1,971,943
                                                                                                                      ------------
TOTAL SHORT TERM INVESTMENTS (Cost $2,842,349)                                                                           2,842,349
                                                                                                                      ------------
TOTAL INVESTMENTS--103.1% (Cost $68,660,619)                                                                            75,316,100
LIABILTIES IN EXCESS OF OTHER ASSETS--(3.1%)                                                                           (2,243,472)
                                                                                                                      ------------
NET ASSETS--100%                                                                                                      $ 73,072,628
                                                                                                                      ============

NOTES TO SCHEDULE OF INVESTMENTS:
144A-Securities exempt from registration under Rule 144A of the Securities Act of 1933.these securities may be resold in transactions exempt from registration to qualified buyers.

AUD-Australian Dollar
CAD-Canadian Dollar
CHF-Swiss Franc
EUR-Euro
DKK-Danish Krone
GBP-British Pound
NZD-New Zealand Dollar
SGD-Singapore Dollar
USD-United States Dollar

(a)  Variable Rate Security, rate indicated is as of 12/31/2004.
*    Security, or a portion of thereof, was on loan at December 31, 2004.
** Money market fund exempt from registration under the Investment Company Act of 1940 offered only to eligible investors.
#    Delayed delivery security
(+)  Affiliated institutional money market fund.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------
At December 31, 2004, the Portfolio held the following forward foreign currency contracts:

                                          LOCAL
                                        PRINCIPAL          CONTRACT             VALUE           USD AMOUNT            UNREALIZED
CONTRACTS TO RECEIVE                     AMOUNT           VALUE DATE    AT DECEMBER 31, 2004    TO DELIVER               GAIN
------------------------------------------------------------------------------------------------------------------------------------
Euro                                    1,130,000          3/16/2005          $1,534,157       $  1,515,346              $18,811

                                          LOCAL
                                        PRINCIPAL           CONTRACT             VALUE           USD AMOUNT            UNREALIZED
 CONTRACTS TO DELIVER                     AMOUNT           VALUE DATE    AT DECEMBER 31, 2004    TO RECEIVE            GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Australian Dollar                       6,230,000          3/16/2005         $ 4,844,432          4,738,761            $(105,671)
Canadian Dollar                           620,000          3/16/2005             516,770            507,781               (8,989)
Swiss Franc                             1,610,000          3/16/2005           1,418,676          1,401,218              (17,458)
Danish Krone                                  101           1/3/2005                  18                 18                    0
Danish Krone                            7,820,000          3/16/2005           1,428,415          1,392,004              (36,411)
Euro                                       44,708           1/3/2005              60,652             60,692                   40
Euro                                   21,018,000          3/16/2005          28,535,318         27,965,905             (569,413)
British Pound Sterling                      6,936         12/31/2004              13,303             13,264                  (39)
British Pound Sterling                  4,140,000          3/16/2005           7,902,701          7,934,351               31,650
New Zealand Dollar                      6,500,000          3/16/2005           4,625,303          4,597,987              (27,316)
New Zealand Dollar                         25,799          1/25/2005              18,458             18,356                 (102)
Singapore Dollar                        4,320,000          3/16/2005           2,653,848          2,619,372              (34,476)
                                                                             -----------         ----------            ---------
Total                                                                        $52,017,894        $51,249,709            $(768,185)
                                                                             ===========        ===========            =========

At December 31, 2004 the Portfolio held the following cross currency exchange contracts:

                                          VALUE                  IN                   VALUE             CONTRACT       UNREALIZED
CONTRACTS TO DELIVER              AT DECEMBER 31, 2004      EXCHANGE FOR      AT DECEMBER 31, 2004     VALUE DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Australian Dollar                       1,475,058        New Zealand Dollar        $1,462,134           1/25/2005       $(12,924)
New Zealand Dollar                      1,443,677         Australian Dollar         1,475,058           1/25/2005         31,381
                                       ----------                                  ----------                          ---------
                                        2,918,735                                  $2,937,192                           $ 18,457
                                       ==========                                  ==========                          =========

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

At December 31, 2004, the Portfolio held the following open swap contracts:


NOTIONAL AMOUNT            EXPIRATION DATE                         DESCRIPTION                              VALUE
-----------------------------------------------------------------------------------------------------------------------

150,000 USD                  11/19/2009         Agreement with Bear Stearns, dated 11/17/04 to
                                                receive the notional amount multiplied by 3.90700%
                                                and to pay the notional amount multiplied by the
                                                3 month LIBOR.                                             $       (322)

150,000 USD                  12/20/2007         Agreement with Bear Stearns, dated 12/08/04 to
                                                receive 2.05% per year times the notional amount. The
                                                Portfolio makes payment only upon a credit event
                                                by Republic of Turkey, an amount equal to the notional
                                                amount times the difference between the par value and the
                                                then-market of Republic of Turkey, 11.875% due 1/15/30.           1,685

150,000 USD                  12/20/2009         Agreement with Bear Stearns, dated 11/17/04 to receive
                                                2.84% per year times the notional amount. The Portfolio
                                                makes payment only upon a credit event by Ukraine
                                                Government, an amount equal to the notional amount times
                                                the difference between the par value and the then-market of
                                                Ukraine Government, 7.65% due 6/11/13.                            2,161

150,000 USD                  12/20/2005         Agreement with Bear Stearns, dated 12/08/04 to pay
                                                1.05% per year times the notional amount. The Portfolio
                                                receives payment only upon a credit event by Republic of
                                                Turkey, an amount equal to the notional amount times the
                                                difference between the par value and the then-market of
                                                Republic of Turkey, 11.875% due 1/15/2030.                         (185)
                                                                                                             ----------
                                                Total Swap Value                                             $    3,339
                                                                                                             ==========

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

              STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
 Investments in securities (including securities on loan, valued at $1,911,153)
(Note 6)
    Unaffiliated issuers, at value (Note 1A) (cost $67,790,213)                      $74,445,694
    Affiliated issuers, at value (Note 1A) (cost $870,406) (Note 1H)                     870,406
  Foreign currency (cost $183,247)                                                       186,472
  Unrealized appreciation on forward foreign currency exchange contracts (Note 5          81,882
  Receivable for investments sold                                                        559,515
  Interest receivable                                                                  1,394,977
  Open swap contracts, at value (Note 5)                                                   3,339
  Prepaid expenses                                                                         2,599
                                                                                     -----------
    Total assets                                                                      77,544,884

LIABILITIES
 Collateral for securities on loan (Note 6)                                          $ 1,971,943
 Payable for securities purchased                                                      1,592,360
 Unrealized depreciation on forward foreign
 currency exchange contracts (Note 5)
                                                                                         812,799
 Accrued accounting, administration,
 and custody fees (Note 2)   15,499
 Accrued trustee fees and expenses (Note 2)                                                5,410
 Accrued expenses and other liabilities                                                   74,245
                                                                                     -----------
    Total liabilities                                                                  4,472,256
                                                                                     -----------
Net Assets (applicable to investors' beneficial interest)                            $73,072,628
                                                                                     ===========

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

          STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income (net of foreign withholding tax of $13,724 and including
    securities lending income of $9,485) (Note 6)                                            $ 4,292,491
  Interest income from affiliated investments (Note 1H)                                           41,981
                                                                                             -----------
    Total investment income                                                                    4,334,472

EXPENSES
 Investment advisory fee (Note 2)                                                            $   386,793
 Accounting, administration and custody fees (Note 2)                                            112,685
 Professional fees                                                                                49,022
 Trustees' fees and expenses (Note 2)                                                             24,140
 Insurance expense                                                                                13,705
 Miscellaneous                                                                                     1,899
                                                                                             -----------
    Total expenses                                                                               588,244
                                                                                             -----------
      Net investment income                                                                    3,746,228
                                                                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:
    Investment securities                                                                     13,610,783
    Foreign currency and forward foreign currency exchange contracts                          (4,772,167)
    Written Option transactions                                                                  (23,623)
                                                                                             -----------
      Net realized gain                                                                        8,814,993
  Change in unrealized appreciation (depreciation)
    Investment securities                                                                    (10,062,071)
    Written Option transactions                                                                  103,694
    Swaps contracts                                                                                3,339
    Foreign currency and forward foreign currency exchange contracts                           2,032,284
                                                                                             -----------
      Change in net unrealized appreciation (depreciation)                                    (7,922,754)
                                                                                             -----------
        Net realized and unrealized gain                                                         892,239
                                                                                             -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                   $ 4,638,467
                                                                                             ===========

  The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     FOR THE                 FOR THE
                                                                                    YEAR ENDED              YEAR ENDED
                                                                                 DECEMBER 31, 2004      DECEMBER 31, 2003
                                                                                 ------------------     -----------------
INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS
  Net investment income                                                             $  3,746,228           $  5,997,419
  Net realized gains (loss)                                                            8,814,993                 (1,377)
  Change in net unrealized appreciation (depreciation)                                (7,922,754)             3,796,094
                                                                                    ------------           ------------
  Net increase in net assets from investment operations                                4,638,467              9,792,136
                                                                                    ------------           ------------
CAPITAL TRANSACTIONS
  Contributions                                                                        8,539,443             10,566,938
  Withdrawals                                                                        (93,677,695)           (31,376,618)
                                                                                    ------------           ------------
  Net decrease in net assets from capital transactions                               (85,138,252)           (20,809,680)
                                                                                    ------------           ------------
TOTAL DECREASE IN NET ASSETS                                                         (80,499,785)           (11,017,544)
NET ASSETS
  At beginning of year                                                               153,572,413            164,589,957
                                                                                    ------------           ------------
  At end of year                                                                    $ 73,072,628           $153,572,413
                                                                                    ============           ============

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------------------
                                                                    2004          2003         2002        2001(A)       2000
                                                                   -------      --------    ---------     --------     --------
TOTAL RETURN((+))                                                     5.00%        6.40%        6.98%        4.54%        9.82%
RATIOS:
   Expenses (to average daily net assets)                             0.63%        0.63%        0.56%        0.53%        0.53%
   Net Investment Income (to average daily net assets)                3.89%        3.75%        4.47%        4.49%        5.61%
   Portfolio Turnover                                                  130%         222%         205%         251%         236%
   Net Assets, End of Year (000's omitted)                         $73,073     $153,572     $164,590     $364,068     $375,348

-------
(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of the net investment income to average net assets from 4.53% to 4.49%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(+) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements.

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the state of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Global Fixed Income Portfolio (the "Portfolio") is a separate non-diversified investment series of the Portfolio Trust.

     The objective of the Portfolio is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in U.S. and non-U.S. dollar denominated fixed income securities of U.S. and foreign governments and companies located in the U.S. and various countries, including emerging markets.

     At December 31, 2004 there was one fund, Standish Mellon Global Fixed Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2004 was approximately 100%.

     The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield - to - maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Realized gains and losses from securities sold are recorded on the identified cost basis.The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     C. INCOME TAXES

     The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. FOREIGN CURRENCY TRANSACTIONS

     Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     E. INVESTMENT RISK

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     F. EXPENSES

     The majority of expenses of the Trust or Portfolio are directly identifiable to an individual fund or Portfolio. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds or Portfolio.

     G. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

     H. AFFILIATED ISSUERS

     Affiliated issuers represent issuers in which the Fund held investments in other investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary Mellon Financial Corporation, or its affiliates.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services is paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets

     The Portfolio compensates Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation, under a custody, administration and accounting services agreement for providing custody, fund administration and fund accounting services for the Portfolio. Pursuant to this agreement the Portfolio paid $98,030 during the year ended December 31, 2004.

     The Fund entered into an agreement with Mellon Bank, to perform certain securities lending activities and to act as the Fund's lending agent. Pursuant to this agreement the Mellon Bank, receives an agreed upon percentage of the net lending revenues. This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities. See Note 6 for further details.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(3)  PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2004 were as follows:

                                          PURCHASES            SALES
                                        ------------       ------------
     U.S. Government Securities         $ 30,590,581       $ 28,475,379
                                        ============       ============
     Investments (non-U.S.
     Government Securities)             $ 92,886,066       $163,814,245
                                        ============       ============

(4)  FEDERAL TAXES:

     The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2004, as computed on a federal income tax basis, were as follows:

     Aggregate Cost                      $68,686,712
                                         ===========
     Gross unrealized appreciation         6,671,946
     Gross unrealized depreciation           (42,558)
                                         -----------
     Net unrealized appreciation         $ 6,629,388
                                         ===========

(5)  FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

     The Portfolio may trade the following financial instruments with off-balance sheet risk:

     OPTIONS

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Portfolio had entered into options transactions during the year ended December 31, 2004. The option transactions were as follows:


                                                     NUMBER OF
     WRITTEN PUT OPTION TRANSACTIONS                 CONTRACTS     PREMIUMS
                                                    ----------    ----------
        Outstanding, beginning of year                       3    $   69,112
        Options written                                     12       201,669
        Options expired                                     (7)     (119,327)
        Options closed                                      (8)     (151,454)
                                                    ----------    ----------
        Outstanding, end of year                             0             0
                                                    ==========    ==========

                                                    NUMBER OF
        WRITTEN CALL OPTION TRANSACTIONS            CONTRACTS      PREMIUMS
                                                    ----------    ----------
        Outstanding, beginning of year                       0             0
        Options written                                      1    $   26,381
        Options closed                                      (1)      (26,381)
                                                    ----------    ----------
        Outstanding, end of year                             0             0
                                                    ==========    ==========

     FORWARD CURRENCY EXCHANGE CONTRACTS

     The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

     At December 31, 2004 the Portfolio held forward foreign currency exchange contracts. See Schedule of Investments for further details.

     FUTURES CONTRACTS

     The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     At December 31, 2004 the Portfolio did not have any futures contracts outstanding.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     SWAP AGREEMENTS

     The Portfolio may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Portfolio earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

     At December 31, 2004 the Portfolio held swap contracts. See Schedule of Investments for further details.

(6)  SECURITY LENDING:

     The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

     The Portfolio loaned securities during the year ended December 31, 2004 resulting in $9,485 of security lending income. At December 31, 2004, the Portfolio had securities valued at $1,911,153 on loan. See the Statement of Investments for further detail on the security positions on loan and collateral held.

(7)  DELAYED DELIVERY TRANSACTIONS:

     The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

     The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is 'marked-to-market' daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

     At December 31, 2004 the Portfolio held delayed delivery securities. See Schedule of Investments for further details.

(8)  LINE OF CREDIT:

     The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended December 31, 2004, a facility fee of $1,227 was allocated to the Portfolio.

     During the year ended December 31, 2004, the Portfolio had average borrowings outstanding of $221,500 on a total of four days and incurred $68 of interest expense.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of Standish Mellon Global Fixed Income Portfolio:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Global Fixed Income Portfolio (the "Portfolio") at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total annual remuneration paid as of December 31, 2004. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                        NUMBER OF                        TRUSTEE
                                                                  PRINCIPAL           PORTFOLIOS IN       OTHER       REMUNERATION
NAME                                     TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX    DIRECTORSHIPS    (YEAR ENDED
ADDRESS, AND               POSITION(S)    AND LENGTH OF          DURING PAST           OVERSEEN BY       HELD BY      DECEMBER 31,
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED             5 YEARS               TRUSTEE         TRUSTEE          2004)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming            Trustee      Trustee since     Chairman of the Board          30             None        Fund: $500
c/o Decision Resources, Inc.              11/3/1986         and Chief Executive                                    Portfolio: $3,575
260 Charles Street                                          Officer, Decision
Waltham, MA 02453                                           Resources, Inc.
9/30/40

Caleb Loring III             Trustee      Trustee since     Trustee, Essex Street          30             None        Fund: $500
c/o Essex Street Associates               11/3/1986         Associates (family                                     Portfolio: $3,876
P.O. Box 181                                                investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman         Trustee      Trustee since     William Joseph Maier,          30             None        Fund: $500
c/o Harvard University                    9/13/1986         Professor of Political                                 Portfolio: $3,575
Cambridge, MA 02138                                         Economy, Harvard
8/5/44                                                      University

John H. Hewitt               Trustee      Trustee since     Trustee, Mertens               30             None        Fund: $500
P.O. Box 2333                             11/3/1986         House, Inc. (hospice)                                  Portfolio: $3,575
New London, NH 03257
4/11/35

INTERESTED TRUSTEES

Patrick J. Sheppard    Trustee, President   Since 2003      Senior Vice President          30             None          Fund: $0
Mellon Institutional        and Chief                       and Chief Operating Officer,                             Portfolio: $0
Asset Management        Executive Officer                   Mellon Institutional
One Boston Place                                            Asset Management;
Boston, MA 02108                                            formerly Vice President
7/24/65                                                     and Chief Financial Officer,
                                                            Mellon Institutional
                                                            Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
NAME                                     TERM OF OFFICE                                                            FUND COMPLEX
ADDRESS, AND               POSITION(S)    AND LENGTH OF               PRINCIPAL OCCUPATION(S)                       OVERSEEN BY
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED                  DURING PAST 5 YEARS                           TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann        Vice President   Since 2003            Senior Vice President and Head of Operations            30
Mellon Institutional      and Secretary                         Mellon Institutional Asset Management, formerly
Asset Management                                                First Vice President, Mellon Institutional Asset
One Boston Place                                                Management and Mellon Global Investments
Boston, MA 02108
2/20/61
Steven M. Anderson       Vice President   Vice President        Vice President and Mutual Funds Controller,             30
Mellon Institutional      and Treasurer   since 1999;           Mellon Institutional Asset Management
Asset Management                          Treasurer             Institutional Asset
One Boston Place                          since 2002
Boston, MA 02108
7/14/65
Denise B. Kneeland       Assistant Vice   Since 1996            Vice President and Manager, Mutual Funds Operations,    30
Mellon Institutional        President                           Mellon Institutional Asset Management
Asset Management
One Boston Place
Boston, MA 02108
8/19/51
Cara E. Hultgren         Assistant Vice   Since 2001            Assistant Vice President and Manager,                   30
Mellon Institutional        President                           Shareholder Services, Mellon Institutional
Asset Management                                                Asset Management since 2001;
One Boston Place                                                Shareholder Representative,
Boston, MA 02108                                                Standish Mellon Asset Management
1/19/71

Jan F. Jumet                  Chief       Since 2004            Senior Vice President and Chief Compliance Officer      30
Standish Mellon Assest     Compliance                           for Standish Mellon Asset Management Company LLC;
Management Company LLC       Officer                            formerly Director of Compliance and Administration
One Boston Place                                                and Chief Administration Officer for Standish Mellon
Boston, MA 02108                                                Asset Management Company LLC, Senior
8/9/66                                                          Vice President and Chief Administration Officer
                                                                for Mellon Bond Associates, LLP, and
                                                                First Vice President and Senior Sales Associate
                                                                for Mellon Institutional Asset Management

                     THIS PAGE INTENTIONALLY LEFT BLANK

                      THIS PAGE INTENTIONALLY LEFT BLANK

                      THIS PAGE INTENTIONALLY LEFT BLANK

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com
                                                                      0934AR1204

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds


ANNUAL REPORT                      STANDISH MELLON
                                   SHORT-TERM ASSET RESERVE FUND
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Commencing with the fiscal quarter ending September 30, 2004, the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund' s Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

To view the Fund' s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, 2004, visit the SEC' s web site at http:
//www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

February 28, 2005

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2004.

The year was largely positive for the financial markets, as the economic expansion continued. However, as the year progressed, anticipated GDP growth diminished in line with typical expectations at this point in the economic cycle.

The S&P 500 entered 2004 with a sharp climb, fueled to a large degree by above-trend GDP growth: 4.4% in the fourth quarter of 2003 and 5.0% in the first quarter of the year, driven by a potent mix of tax cuts, monetary policy and government spending. But the momentum stalled, as the market dealt with the prospect of inflation and a new tightening cycle by the Federal Reserve, the uncertainties of a tight presidential campaign, and the ever-present threats posed by terrorism. The equity markets greeted the reelection of President Bush with optimism, as the S&P 500 surged past 1200 in the closing weeks of the year to its' 2004 peak.

In the bond market, the year started with much speculation about when and how the Fed would end one of the longest stretches of easy monetary policy on record, which had driven rates to historical lows. In the fall of 2003, the prospect of deflation was still a factor in the Fed's deliberations and was its stated rationale for maintaining an accommodative stance. In the first quarter, however, the Fed began to refer to a "measured pace" of tightening. The market reacted by switching gears dramatically, sending the 10-year U.S. Treasury note from 3.7% on March 16 to 4.9% on June 14. Since then, as the economic outlook softened, with relatively tame inflation, yields have settled back to about 4%, roughly the same as a year ago.

Looking ahead, it is clear that there are some causes for concern. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Companies are hoarding cash and are being deliberate in boosting employment and spending on plant and equipment. The stimulus of monetary policy, tax cuts and government spending is waning. Nevertheless, business activity has some significant momentum, which should carry over into 2005, with reasonable profit growth and modest inflation. Finally, the president's ambitious plans to privatize Social Security, reform health care, and revise the tax code could potentially have major fiscal implications that the market will be watching carefully.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard


                  One Boston Place  *  Boston, MA 02108-4402

                        A MELLON ASSET MANAGEMENT COMPANY

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

Economic activity maintained a healthy pace in 2004. The employment picture improved with monthly job gains averaging approximately 185,000. Investment spending and capacity utilization picked up and despite higher interest rates, the housing market and consumer spending kept pace. Amid rising oil prices and a weaker dollar, the Federal Reserve maintained a tame inflation outlook. Bond market volatility was low as the Fed hiked interest rates in a predictable and steady fashion from 1% to 2.25% by the end of the year. The unusual aspect of this tightening cycle has been the decline in 10- and 30-year yields as short rates have risen. So while the yield curve has flattened similarly to previous cycles, long-term interest rates have moved to lower levels than expected. To a large degree, the massive foreign purchases of U.S. Treasuries have kept long-term interest rates lower than anticipated during a period of tighter monetary policy.

Over the past year, broad sectors outperformed Treasuries with particularly strong excess returns from investment grade corporate bonds. Spread sectors, especially mortgages, benefited from declining interest rate volatility. The credit sector fared well amid steady economic activity. Treasury inflation-protected securities (TIPS) outperformed nominal Treasuries as both actual and expected levels of inflation rose.

The prospects for economic growth in 2005 are good. We expect reasonably strong economic data will support continued rate hikes by the Fed. Under tighter monetary conditions, we anticipate upward pressure on interest rates and a flatter yield curve. With today's low volatility environment and narrow yield spreads, many sectors appear overvalued.

Performance of the fund was negatively impacted by the increase in short-term interest rates throughout the year. Performance for the fund was .75% for the year versus the iMoneyNet benchmark of .78%. Although long-term interest rates ended the year near where they began, short-term interest rates rose 125 basis points, in line with the Fed's actions. The strategic duration target for the fund is at approximately 1 year and the fund is marked to market. This combination of a longer duration and mark-to-market accounting translates into a performance disadvantage compared to a money market fund benchmark, which has a much shorter duration and constant $1.00 NAV accounting. These negative factors were partially offset by the long-term advantages of fund. By having a longer strategic duration, the fund is able to move out on a normally positively sloped yield curve. In addition, the fund is able to invest in a broader and better yielding set of investments than those normally available to a money market fund. As a result, performance for the fund for the year was only slightly below its money market fund benchmark.

/s/ Laurie Carroll                        /s/ Johnson Moore

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              STANDISH MELLON SHORT-TERM ASSET RESERVE (STAR) FUND

             COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
              STANDISH MELLON STAR FUND AND IMONEYNET FUND AVERAGE
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                          (FOR PERIOD ENDED 12/31/2004)
--------------------------------------------------------------------------------

                                                                                                        Since
                                                                                                      Inception
   1 Year                  3 Year                   5 Year                   10 Year                 01/03/1989
-------------------------------------------------------------------------------------------------------------------------
    .75%                    1.78%                    3.66%                    4.80%                     5.45%

AVERAGE ANNUAL TOTAL RETURNS REFLECT THE CHANGE IN THE VALUE OF AN INVESTMENT, ASSUMING REINVESTMENT OF THE FUND'S DIVIDEND INCOME AND CAPITAL GAINS. THE $100,000 LINE GRAPH AND THE FUND'S RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. DURING PERIODS OF REIMBURSEMENT BY THE FUND'S INVESTMENT ADVISER (IF APPLICABLE), THE FUND'S TOTAL RETURN WILL BE GREATER THAN IT WOULD BE HAD THE REIMBURSEMENT NOT OCCURRED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                  STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                           SHAREHOLDER EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                  EXPENSES PAID
                                              BEGINNING                    ENDING                 DURING PERIOD+
                                            ACCOUNT VALUE              ACCOUNT VALUE             JULY 1, 2004 TO
                                            JULY 1, 2004             DECEMBER 31, 2004          DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------------
Actual                                        $1,000.00                  $1,006.60                    $2.27
Hypothetical (5% return
  per year before expenses)                   $1,000.00                  $1,022.87                    $2.29

-------

+ EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.45%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).THE EXAMPLE REFLECTS THE COMBINED EXPENSES OF THE FUND AND THE MASTER PORTFOLIO IN WHICH IT INVESTS ALL ITS ASSETS.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                  STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

            PORTFOLIO INFORMATION AS OF DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

        SUMMARY OF COMBINED RATINGS
        --------------------------------------------
                                      PERCENTAGE OF
        QUALITY BREAKDOWN              INVESTMENTS
        --------------------------------------------
        Treasury/Agency                    6.5%
        AAA                               30.5
        AA                                11.2
        A                                 46.3
        BBB                                4.4
        Cash & Equivalents                 1.1
                                         -----
               TOTAL                     100.0%

        Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Fund treats the security as being rated in the higer rating category.

                                                                                                     PERCENTAGE OF
         TOP TEN HOLDINGS*                                          RATE             MATURITY         NET ASSETS
        ----------------------------------------------------------------------------------------------------------
        American Express Master Trust 2002-1 A                      2.473            12/15/2005          4.1%
        Mound Financing PLC 3A A1-1 144A                            2.350              2/8/2008          3.7
        Morgan Stanley Dean Witter                                  7.750             6/15/2005          3.0
        Diageo Capital PLC                                          6.125             8/15/2005          3.0
        CS First Boston (USA), Inc. Notes MTN                       2.790             6/19/2006          3.0
        Citigroup Global Markets Holdings, Inc.                     2.578              6/6/2006          3.0
        Washington Mutual, Inc.                                     2.450             11/3/2005          3.0
        Gracechurch Card Funding PLC 4 A                            2.453             6/15/2008          3.0
        Bear Stearns Co., Inc. MTN                                  2.633             9/15/2006          3.0
        Toyota Auto Receivables Owner Trust 2003-B A3               2.433             8/15/2007          3.0
                                                                                                       ------
                                                                                                        31.8%

        * Excluding short-term investments and investment of cash collateral.

                                         PERCENTAGE OF
        ECONOMIC SECTOR ALLOCATION        INVESTMENTS
        --------------------------------------------
        Treasury/Agency                        6.5%
        Credit                                23.9
        Floating rate credit                  38.6
        Asset-Backed                           8.7
        Floating rate asset-backed            21.2
        Cash & equivalents                     1.1
                                             -----
                                             100.0%

        The Portfolio is actively managed. Current holdings may be different than those presented above.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

              STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Mellon Short-Term Asset Reserve Portfolio
    ("Portfolio"), at value (Note 1A)                                                                              $67,266,628
  Receivable for Fund shares sold                                                                                          650
  Prepaid expenses                                                                                                      24,245
                                                                                                                   -----------
    Total assets                                                                                                    67,291,523

LIABILITIES

 Payable for Fund shares redeemed                   $       750
 Distributions payable                                   42,459
 Accrued transfer agent fees (Note 2)                     7,839
 Accrued Trustees' fees and expenses                        510
 Accrued expenses and other liabilities                  10,340
                                                    -----------

    Total liabilities                                                                                                   61,898
                                                                                                                   -----------
NET ASSETS                                                                                                         $67,229,625
                                                                                                                   ===========
NET ASSETS CONSIST OF:

  Paid-in capital                                                                                                  $69,842,343
  Accumulated net realized loss                                                                                     (2,428,981)
  Undistributed net investment income                                                                                    1,458
  Net unrealized depreciation                                                                                         (185,195)
                                                                                                                   -----------
TOTAL NET ASSETS                                                                                                   $67,229,625
                                                                                                                   ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                                            3,480,171
                                                                                                                   ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (Net Assets/Shares outstanding)                                                                                  $     19.32
                                                                                                                   ===========

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                  STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

          STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)

  Investment income allocated from Portfolio                                                        $1,714,379
  Expenses allocated from Portfolio                                                                   (400,334)
                                                                                                    ----------
    Net investment income allocated from Portfolio                                                   1,314,045

EXPENSES
 Transfer agent fees (Note 2)                       $    16,909
 Registration fees                                       27,245
 Professional fees                                       24,491
 Trustees' fees and expenses (Note 2)                     2,010
 Insurance expense                                        1,362
 Shareholder reports                                      8,612
 Analytical Services Fees                                 4,998
 Miscellaneous                                            3,735
                                                     ----------
    Total expenses                                       89,362
  Deduct:
    Reimbursement of Fund operating expenses
      (Note 2)                                          (55,494)
                                                     ----------
      Total expenses                                                                                    33,868
                                                                                                    ----------
        Net investment income                                                                        1,280,177
                                                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) allocated from
 Portfolio on:
    Investment transactions and futures transactions (63,934) Change in unrealized appreciation (depreciation) allocated from Portfolio on:
    Investments and futures                                                                           (423,401)
                                                                                                    ----------
  Net realized and unrealized loss on investments                                                    (487,335)
                                                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                          $  792,842
                                                                                                    ==========

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       FOR THE                FOR THE
                                                                                      YEAR ENDED             YEAR ENDED
                                                                                   DECEMBER 31, 2004      DECEMBER 31, 2003
                                                                                   -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS: FROM INVESTMENT OPERATIONS
  Net investment income                                                            $   1,280,177           $  2,842,200
  Net realized gains (losses)                                                            (63,934)               509,269
  Change in net unrealized appreciation (depreciation)                                  (423,401)              (754,524)
                                                                                   -------------           ------------
  Net increase in net assets from investment operations                                  792,842              2,596,945
                                                                                   -------------           ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                                          (1,475,658)            (3,213,940)
                                                                                   -------------           ------------
  Total distributions to shareholders                                                 (1,475,658)            (3,213,940)
                                                                                   -------------           ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                                    62,046,776            153,359,955
  Value of shares issued to shareholders
   in reinvestment of distributions declared                                           1,074,063              2,836,562
  Cost of shares redeemed                                                           (137,044,992)          (160,362,595)
                                                                                   -------------           ------------
  Net increase in net assets from Fund share transactions                            (73,924,153)            (4,166,078)
                                                                                   -------------           ------------
TOTAL DECREASE IN NET ASSETS                                                         (74,606,969)            (4,783,073)
NET ASSETS
  At beginning of year                                                               141,836,594            146,619,667
                                                                                   -------------           ------------
  At end of year (including undistributed net investment income of
    $1,458 and distributions in excess of net investment income of $33,067)        $  67,229,625           $141,836,594
                                                                                   =============           ============

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------
                                                              2004        2003         2002         2001          2000
                                                            -------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF THE YEAR                      $ 19.48     $  19.55     $  19.55     $  19.36     $  19.23
                                                            -------     --------     --------     --------     --------
FROM INVESTMENT OPERATIONS:
   Net investment income(* (1))                                0.27         0.31         0.58         0.95         1.15
   Net realized and unrealized gain (loss) on investments     (0.12)       (0.04)        0.03         0.21         0.13
                                                            -------     --------     --------     --------     --------
Total from investment operations                               0.15         0.27         0.61         1.16         1.28
                                                            -------     --------     --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                 (0.31)       (0.34)       (0.61)       (0.97)       (1.15)
                                                            -------     --------     --------     --------     --------
   Total distributions to shareholders                        (0.31)       (0.34)       (0.61)       (0.97)       (1.15)
                                                            -------     --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR                                $ 19.32     $  19.48     $  19.55     $  19.55     $  19.36
                                                            =======     ========     ========     ========     ========
TOTAL RETURN((+))                                              0.75%        1.48%        3.14%        6.14%        6.94%
RATIOS/SUPPLEMENTAL DATA:
   Expenses (to average daily net assets)(*(2))                0.45%        0.36%        0.36%        0.36%        0.36%
   Net Investment Income (to average daily net assets)(*)      1.33%        1.60%        2.99%        4.89%        6.07%
   Net Assets, End of Year (000's omitted)                  $67,230     $141,837     $146,620     $133,939     $183,858

-------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee charged to the Portfolio and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share (1)                      $  0.25     $   0.30     $   0.56     $   0.94     $   1.15
   Ratios (to average daily net assets):
      Expenses (2)                                             0.51%        0.43%        0.46%        0.41%        0.38%
      Net investment income                                    1.27%        1.53%        2.89%        4.84%        6.05%


(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of the Standish Mellon Short-Term Asset Reserve Portfolio's Allocated expenses.
+    Total return would have been lower in the absence of expense waivers.

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                  STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Short-Term Asset Reserve Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to achieve a high level of current income consistent with preserving principal and liquidity. The Fund seeks to achieve its objective by investing all of its investable assets in an interest of the Standish Mellon Short-Term Asset Reserve Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in dollar-denominated money market instruments, short-term fixed income securities and asset-backed securities of U.S. and foreign governments, banks and companies. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions of the Portfolio are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

     C. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared daily and distributed monthly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for capital loss carryforwards and amortization and/or accretion of premiums and discounts on certain securities.

     Permanent book and tax basis differences will result in reclassifications to undistributed net investment income, accumulated net realized gain
     (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D. EXPENSES

     The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                  STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     E. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES:

     The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.45% of the Fund's average daily net assets for the year ended December 31,2004. Pursuant to these agreements, for the year ended December 31, 2004, Standish Mellon voluntarily reimbursed the Fund for $55,494 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     Effective February 23, 2004, the Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees as well as out-of-pocket expenses. Pursuant to this agreement the Fund paid $6,756 during the period ended December 31, 2004.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3)  INVESTMENT TRANSACTIONS:

     Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2004, aggregated $63,157,972 and $138,574,542, respectively.

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                    FOR THE             FOR THE
                                                  YEAR ENDED           YEAR ENDED
                                              DECEMBER 31, 2004     DECEMBER 31, 2003
                                             ------------------     -----------------
     Shares sold                                 3,186,297               7,856,671
     Shares issued to shareholders in payment
     of distributions declared                      55,316                 145,331
     Shares redeemed                            (7,042,292)             (8,221,254)
                                                ----------              ----------
     Net decrease                               (3,800,679)               (219,252)
                                                ==========              ==========

     At December 31, 2004, one shareholder of record held approximately 14% of the total outstanding shares of the Fund. Investment activity of this shareholder could have a material impact on the Fund.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                  STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)  FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

     As of December 31, 2004 and December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                       2004
                                                    ------------
                 Undistributed ordinary income      $     1,458
                 Capital loss carry forward          (2,356,373)

     At December 31, 2004, the Fund, for federal income tax purposes, has capital loss carryovers of $2,356,373 which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

               CAPITAL LOSS
                CARRY OVER                EXPIRATION DATE
              ------------                ----------------
               $  381,998                  12/31/2005
                   80,787                  12/31/2006
                  848,377                  12/31/2007
                  816,280                  12/31/2008
                  228,931                  12/31/2012
               ----------
               $2,356,373
               ==========

     Tax character of distributions paid during the fiscal year ended December 31, 2004 and December 31, 2003 were as follows:

                                    2004                           2003
                                ------------                   ------------
 Ordinary income                 $1,475,658                     $3,213,940

     See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon Short-Term Asset Reserve Fund:

     In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Short-Term Asset Reserve Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at December 31, 2004 to the Portfolio's records, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                  EXPECTED
                                                                                  MATURITY                     PAR         VALUE
SECURITY                                                                RATE     (UNAUDITED)   MATURITY        VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------

BONDS AND NOTES--98.2%

ASSET BACKED--25.6%
American Express Master Trust 2002-1 A(a)                                2.473%   1/18/2005  12/15/2005  $  2,735,000  $ 2,735,165
Chase Funding Mortgage Loan Asset Backed 2003-3 2A2(a)                   2.688    5/25/2005   4/25/2033     1,327,746    1,331,774
Chase Manhattan Auto Owner Trust 2002-B A3                               3.580    1/15/2005   5/15/2006        19,172       19,175
Chase Manhattan Auto Owner Trust 2003-B A4                               2.570    7/15/2008   2/16/2010     1,000,000      982,345
Citibank Credit Card Issuance Trust 2004-A1 A1                           2.550    1/20/2007   1/20/2009     1,250,000    1,228,729
Discover Card Master Trust I 2000-5 A(a)                                 2.583    5/16/2005  11/15/2007       725,000      725,491
GE Dealer Floorplan Master Note Trust 2004-1(a)                          2.460    7/20/2006   7/20/2008       400,000      400,046
Gracechurch Card Funding PLC 4 (a)                                       2.453    6/15/2006   6/15/2008     2,000,000    2,001,448
GS Auto Loan Trust 2004-1 A4                                             2.650    3/15/2008   5/16/2011       315,000      308,916
Honda Auto Receivables Owner Trust 2002-4 A4                             2.700    4/15/2007   3/17/2008       600,000      596,553
Lehman Brothers Commercial Mortgage Trust 2004-LLFA A1(a)                2.533    1/16/2007  10/15/2017       399,629      400,112
M & I Auto Loan Trust 2003-1 A4                                          2.970   12/20/2007   4/20/2009       700,000      692,728
Option One Mortgage Loan Trust 2004-1(a)                                 2.708    7/25/2018   1/25/2034       266,308      266,433
Option One Mortgage Loan Trust 2004-3 A2 (a)                             2.568    5/25/2006  11/25/2034       397,210      397,217
Residential Asset Securities Corp. 1998 KS3 A16(a)                       2.918    3/26/2012  10/25/2029       477,304      479,567
SLM Student Loan Trust 2004-9 A2 (a)                                     2.000    1/25/2011   1/25/2009     1,000,000      999,531
Toyota Auto Receivables Owner Trust 2003-B A3(a)                         2.433    6/15/2006   8/15/2007     2,000,000    2,000,456
Wachovia Auto Owner Trust 2004-B A4                                      3.440    9/20/2008   3/21/2011       400,000      396,070
Washington Mutual 2003-AR4                                               3.551    8/25/2005   5/25/2033       244,365      244,051
World Financial Network Credit Card 2004-B A                             2.503    9/15/2006   7/15/2010     1,000,000    1,000,161
                                                                                                                       -----------
Total Asset Backed (Cost $17,243,011)                                                                                   17,205,968
                                                                                                                       -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--5.9%
Mound Financing PLC 3A A1-1 144A(a)                                      2.350     2/8/2006    2/8/2008     2,500,000    2,501,050
Permanent Financing PLC 3A(a)                                            2.585   12/12/2005   6/10/2007     1,490,000    1,491,295
                                                                                                                       -----------
Total Collateralized Mortgage Obligations (Cost $3,990,000)                                                              3,992,345
                                                                                                                       -----------
CORPORATE--59.3%
BANKING--13.6%
Citigroup Global Markets Holdings, Inc.                                  2.578                 6/6/2006     2,000,000    2,003,754
HSBC Bank USA                                                            2.590                9/21/2007     1,500,000    1,500,636
National City Bank Of Indiana                                            2.375                8/15/2006       700,000      689,600
National City Bank of Indiana (a)                                        2.580                9/16/2005       440,000      440,334
US Bancorp Notes MTN                                                     2.625                3/15/2006       500,000      495,691
Wachovia Corp.                                                           2.503                7/20/2007     1,000,000      999,714
Washington Mutual, Inc.(a)                                               2.450                11/3/2005     2,000,000    2,003,270
Zions Bancorporation                                                     2.700                 5/1/2006     1,000,000      991,457
                                                                                                                       -----------
                                                                                                                         9,124,456
                                                                                                                       -----------
BROKERAGES--14.2%
Bear Stearns Co., Inc. MTN(a)                                            2.633                9/15/2006     2,000,000    2,001,118
CS First Boston (USA), Inc. Notes MTN(a)                                 2.790                6/19/2006     2,000,000    2,007,050
JP Morgan Chase & Co.                                                    2.600               12/12/2006       850,000      851,894
Merrill Lynch & Co.(*)                                                   2.460                 2/6/2009     1,000,000      999,972
Morgan Stanley                                                           5.800                 4/1/2007       935,000      980,229
Morgan Stanley Dean Witter                                               7.750                6/15/2005     2,000,000    2,043,650
Morgan Stanley Dean Witter Senior Notes(a)                               2.610                1/31/2006       620,000      622,500
                                                                                                                       -----------
                                                                                                                         9,506,413
                                                                                                                       -----------
COMMUNICATIONS--3.0%
Verizon Wireless Capital 144A                                            2.415                5/23/2005     1,000,000      999,733
Viacom, Inc.                                                             5.625                 5/1/2007     1,000,000    1,045,501
                                                                                                                       -----------
                                                                                                                         2,045,234
                                                                                                                       -----------

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                  EXPECTED
                                                                                  MATURITY                     PAR         VALUE
SECURITY                                                                RATE     (UNAUDITED)   MATURITY       VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NONCYCLICAL--8.2%
Coca-Cola Enterprises                                                   2.500%                9/15/2006   $ 1,559,000  $ 1,536,649
Diageo Capital PLC                                                       6.125                8/15/2005     2,000,000    2,039,292
General Mills, Inc.                                                      2.625               10/24/2006     2,000,000    1,965,994
                                                                                                                       -----------
                                                                                                                         5,541,935
                                                                                                                       -----------
FINANCIAL--11.1%
CIT Group, Inc.(a)                                                       2.730                6/19/2006       500,000      501,094
CIT Group, Inc. Senior Notes(a)                                          2.921                9/22/2006     1,550,000    1,556,774
Countrywide Home Loans, Inc                                              2.450                2/17/2006       700,000      699,817
Credit Agricole Indosuez(a)                                              2.308                2/28/2005     2,000,000    2,000,000
Genworth Financial, Inc.(*)                                              2.640                6/15/2007     1,000,000      998,813
John Deere Capital Corp.                                                 2.570                3/16/2006       500,000      500,313
SLM Corp. Notes MTN(a)                                                   2.300                1/13/2006       700,000      701,271
Textron Financial Corp. MTN                                              2.690                10/3/2006       500,000      492,910
                                                                                                                       -----------
                                                                                                                         7,450,992
                                                                                                                       -----------
HEALTH CARE--1.0%

Unitedhealth Group, Inc.                                                 3.375                8/15/2007       700,000      694,635
                                                                                                                       -----------
INSURANCE--5.2%
Allstate Corp. Senior Notes                                              7.875                 5/1/2005     1,500,000    1,523,972
Met Life Global Funding I 144A(a)                                        2.101                10/5/2007     1,000,000      999,588
Nationwide Life Global Fund 144A(a)                                      2.590                9/28/2007     1,000,000      999,660
                                                                                                                       -----------
                                                                                                                         3,523,220
                                                                                                                       -----------

TECHNOLOGY--1.5%
First Data Corp.                                                         4.700                11/1/2006     1,000,000    1,022,351
                                                                                                                       -----------
PUBLIC UTILITY--1.5%
Alabama Power Co.                                                        2.571                8/25/2009     1,000,000      999,922
                                                                                                                       -----------
Total Corporate (Cost $39,989,144)                                                                                      39,909,158
                                                                                                                       -----------
YANKEE BONDS--2.2%
HBOS Treasury Services PLC 144A (Cost $1,500,000)                        2.140                1/12/2007     1,500,000    1,502,478
                                                                                                                       -----------
U.S. GOVERNMENT AGENCY--5.2% GOVERNMENT BACKED--3.6%
FNMA                                                                     4.500    3/25/2008   5/25/2012       750,000      760,133
FHLMC                                                                    5.000    7/15/2007   6/15/2016       650,000      662,290
FHLMC                                                                    4.500   12/15/2007   1/15/2019       494,985      499,833
FHLMC                                                                    5.000    6/15/2009   1/15/2023       465,000      476,277
                                                                                                                       -----------
Total Government Backed (Cost $2,409,510)                                                                                2,398,533
                                                                                                                       -----------
PASS THRU SECURITIES--1.6%
FHLMC                                                                    2.614    9/15/2007   7/15/2011       628,634      621,484
FHLMC                                                                    5.500    9/15/2007  10/15/2018       425,000      435,524
                                                                                                                       -----------
Total Pass Thru Securities (Cost $1,065,223)                                                                             1,057,008
                                                                                                                       -----------
Total U.S. Government Agency (Cost $3,474,733)                                                                           3,455,541
                                                                                                                       -----------
TOTAL BONDS AND NOTES (COST $66,196,888)                                                                                66,065,490
                                                                                                                       -----------

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                              PAR          VALUE
SECURITY DESCRIPTION                                                                RATE      MATURITY       VALUE       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--5.0%
COMMERCIAL PAPER--2.1%
Market Street Fund++                                                                   2.230%    1/3/2005   $  400,000 $    400,00
Starbird Funding Corp.++                                                               2.220     1/3/2005    1,000,000   1,000,000
                                                                                                                       -----------
                                                                                                                         1,400,000
                                                                                                                       -----------
U.S. GOVERNMENT--0.3%
FNMA Discount Note++ (b)                                                               2.180     2/9/2005      200,000     199,552
                                                                                                                       -----------
                                                                                                             SHARES
                                                                                                            ---------
INVESTMENT COMPANIES--0.0%
Dreyfus Institutional Preferred Plus((+))                                                                       25,358      25,358
                                                                                                                       -----------
INVESTMENT OF CASH COLLATERAL--2.6%
BlackRock Cash Strategies L.L.C.(**)                                                                         1,714,212   1,714,212
                                                                                                                       -----------
TOTAL SHORT TERM INVESTMENTS--(Cost $3,339,122)                                                                          3,339,122
                                                                                                                       -----------
TOTAL INVESTMENTS--103.2% (COST $69,536,010)                                                                            69,404,612
LIABILITIES IN EXCESS OF OTHER ASSETS--(3.2%)                                                                           (2,137,984)
                                                                                                                       -----------
NET ASSETS--100.0%                                                                                                     $67,266,628
                                                                                                                       ===========

NOTES TO SCHEDULE OF INVESTMENTS:
FHLMC-Federal Home Loan Mortgage Corporation
FNMA-Federal National Mortgage Association
MTC-Medium Term Notes
144A-Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
(a)  Variable Rate Security, rate indicated is as of 12/31/04.
(b) Denotes all or part of security is pledged as collateral for futures transactions.
+    Affiliated institutional money market fund.
++   Rate noted is yield to maturity
*    Security, or a portion thereof, was on loan at December 31, 2004.
** Money market fund exempt from registration under the Investment Company Acts of 1940 offered only to eligible investors.

At December 31, 2004 the Portfolio held the following futures contracts:

                                                                                         UNDERLYING FACE           UNREALIZED
CONTRACT                                       POSITION         EXPIRATION DATE          AMOUNT AT VALUE           GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------------
EURO Future (23 Contracts)                       Long               3/14/2005             $ 5,572,700               $ 10,149
EURO Future (23 Contracts)                       Long               6/13/2005               5,595,338                (28,014)
EURO Future (23 Contracts)                       Long               9/19/2005               5,587,038                (32,077)
EURO Future (23 Contracts)                       Long              12/19/2005               5,549,038                 (3,855)
                                                                                                                    --------
                                                                                                                    $(53,797)
                                                                                                                    ========

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

             STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS

 Investments in securities (including securities on loan, valued at $1,679,767
(Note 6))

    Unaffiliated issuers, at value (Note 1A) (cost $69,510,652)                  $69,379,254
    Affiliated issuers, at value (Note 1A) (cost $25,358) (Note 1F)                   25,358
  Interest and dividends receivable                                                  277,911
  Variation margin receivable                                                          6,038
  Prepaid expenses                                                                     2,086
                                                                                 -----------
  Total assets                                                                    69,690,647

LIABILITIES
 Collateral for securities on loan (Note 6)                                      $  1,714,212
 Payable for securities purchased                                                     665,505
 Accrued accounting, administration and custody fees (Note 2)                          14,071
 Accrued advisory fees                                                                    923
 Accrued trustees' fees and expenses (Note 2)                                           5,721
 Accrued expenses and other liabilities                                                23,587
                                                                                  -----------
  Total liabilities                                                                                                  2,424,019
                                                                                                                   -----------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL INTEREST)                                                          $67,266,628
                                                                                                                   ===========

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO
         STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)

  Interest income (including securities lending income of $1,351 (Note 6))                                          $1,711,952
  Income from affiliated investment (Note 1F)                                                                            2,427
                                                                                                                    ----------
    Total investment income                                                                                          1,714,379
EXPENSES
 Investment advisory fee (Note 2)                   $   243,135
 Accounting, administration and custody fees (Note 2)    89,505
 Legal and audit services                                27,688
 Trustees' fees and expenses (Note 2)                    25,539
 Insurance expense                                       12,257
 Miscellaneous                                            2,210
                                                     ----------
    Total expenses                                                                                                     400,334
                                                                                                                    ----------
      Net investment income                                                                                          1,314,045
                                                                                                                    ==========
REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investment security transactions                        68,181
 Futures transactions                                  (132,115)
                                                     ----------
  Net realized gain (loss) (63,934) Change in unrealized appreciation
  (depreciation) on:
  Investment securities                                (325,503)
  Futures contracts                                     (97,898)
                                                       ----------
    Change in net unrealized appreciation (depreciation)                                                             (423,401)
                                                                                                                    ----------
      Net realized and unrealized loss                                                                               (487,335)
                                                                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                                         $   826,710
                                                                                                                    ==========

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   FOR THE                  FOR THE
                                                                                 YEAR ENDED                YEAR ENDED
                                                                             DECEMBER 31, 2004         DECEMBER 31, 2003
                                                                              ------------------       -----------------
INCREASE (DECREASE) IN NET ASSETS: FROM INVESTMENT OPERATIONS

  Net investment income                                                           $    1,314,045          $   2,845,203
  Net realized gain (loss)                                                               (63,934)               509,270
  Change in net unrealized appreciation (depreciation)                                  (423,401)              (754,526)
                                                                                     ------------            ------------
  Net increase in net assets from investment operations                                  826,710              2,599,947
                                                                                     ------------            ------------
CAPITAL TRANSACTIONS
  Contributions                                                                       63,157,972            153,343,305
  Withdrawals                                                                       (138,574,542)          (160,857,552)
                                                                                     ------------            ------------
  Net decrease in net assets from capital transactions                               (75,416,570)            (7,514,247)
                                                                                     ------------            ------------
TOTAL DECREASE IN NET ASSETS                                                         (74,589,860)            (4,914,300)
NET ASSETS
  At beginning of year                                                               141,856,488            146,770,788
                                                                                     ------------            ------------
  At end of year                                                                   $  67,266,628           $141,856,488
                                                                                     ============            ============

   The accompanying notes are an integral part of the financial statements.

                 MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                    ------------------------------------------------------------
                                                                      2004       2003         2002         2001(A)       2000
                                                                   --------    --------     ---------     --------    --------
TOTAL RETURN((+))                                                     0.79%        1.48%        3.14%        6.15%        6.96%

RATIOS:
   Expenses (to average daily net assets)(*)                          0.41%        0.36%        0.36%        0.35%        0.34%
   Net Investment Income (to average daily net assets)(*)             1.36%        1.60%        2.99%        4.89%        6.07%
   Portfolio Turnover                                                   39%         113%         160%         174%          70%
   Net Assets, End of Year (000's omitted)                         $67,267     $141,856     $146,771     $134,055     $180,548

-------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

  Ratios (to average daily net assets):

   Expenses                                                             N/A        0.37%        0.38%          N/A          N/A
   Net investment income                                                N/A        1.59%        2.97%          N/A          N/A

(

(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase the ratio of the net investment income to average net assets by less than 0.01%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(+) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Short-Term Asset Reserve Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

     At December 31, 2004 there was one fund, Standish Mellon Short-Term Asset Reserve Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2004 was approximately 100%.

     The objective of the Portfolio is to achieve a high level of current income consistent with preserving principal and liquidity. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in dollar-denominated money market instruments, short-term fixed income securities and asset-backed securities of U.S. and foreign governments, banks and companies.

     The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Realized gains and losses from securities sold are recorded on the identified cost basis.

     C. INCOME TAXES

     The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     D. EXPENSES

     The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     E. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

     F. AFFILIATED ISSUERS

     Affiliated issuers represent investments held in the Portfolio in other investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary Mellon Financial Corporation, or its affiliates.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services is paid monthly at the annual rate of 0.25% of the Portfolio's average daily net assets.

     The Portfolio compensates Mellon Bank, N.A. under a custody, administration and accounting services agreement for providing custody, fund administration and fund accounting services for the Portfolio. Pursuant to this agreement the Portfolio paid $77,893 during the year ended December 31, 2004.

     The Fund entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Pursuant to this agreement Mellon Bank receives an agreed upon percentage of the net lending revenues. This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities.For further details see Note 6.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3) PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2004 were as follows:


                                            PURCHASES            SALES
                                          ----------         ----------
     U.S. Government Securities          $10,285,317        $16,873,386
                                          ==========         ==========
     Investments (non-U.S.
     Government Securities)            $24,208,797        $68,625,142
                                          ==========         ==========

(4)  FEDERAL TAXES:

     The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2004, as computed on a federal income tax basis, were as follows:

     Aggregate Cost                      $69,536,010
                                          ==========
     Gross unrealized appreciation            53,794
     Gross unrealized depreciation          (185,192)
                                          ----------
     Net unrealized depreciation        $   (131,398)
                                          ==========

(5)  FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Portfolio may trade the following financial instruments with off-balance sheet risk:

     OPTIONS

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

     The Portfolio did not enter into any option transactions during the year ended December 31, 2004.

     INTEREST RATE FLOORS

     Interest rate floors purchased by the Portfolio entitle the Portfolio to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate amount. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Portfolio expects to enter these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against interest rate fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate floors are "marked-to-market" daily based on quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments of interest, if any, are reported as additions to interest income in the Statement of Operations. Realized gains or losses from these agreements are disclosed in the Statement of Operations.

     The Portfolio did not enter into any open interest rate floor agreements during the year ended December 31, 2004.

     FUTURES CONTRACTS

     The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     At December 31, 2004, the Portfolio held financial futures contracts. At December 31, 2004, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts. See Schedule of Investments for further detail.

(6) SECURITY LENDING:

     The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

     The Portfolio loaned securities during the year ended December 31, 2004 resulting in $1,351 of security lending income. At December 31, 2004, the Portfolio had securities valued at $1,679,767 on loan. See the Statement of Investments for further detail on the security positions on loan and collateral held.

(7) DELAYED DELIVERY TRANSACTIONS:

     The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

     The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

     The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is 'marked-to-market' daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

     At December 31, 2004, the Portfolio did not have any delayed delivery transactions.

(8)  LINE OF CREDIT:

     The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended December 31, 2004, a facility fee of $1,515 was allocated to the Portfolio.

     During the year ended December 31, 2004, the Portfolio had average borrowings outstanding of $219,500 on a total of six days and incurred $90 of interest expense.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of the Standish Mellon Short-Term Asset Reserve Portfolio:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Short-Term Asset Reserve Portfolio (the "Portfolio") at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total annual remuneration paid as of December 31, 2004. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                        NUMBER OF                        TRUSTEE
                                                                  PRINCIPAL           PORTFOLIOS IN       OTHER       REMUNERATION
NAME                                     TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX    DIRECTORSHIPS    (YEAR ENDED
ADDRESS, AND               POSITION(S)    AND LENGTH OF          DURING PAST           OVERSEEN BY       HELD BY      DECEMBER 31,
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED             5 YEARS               TRUSTEE         TRUSTEE          2004)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming            Trustee      Trustee since     Chairman of the Board          30             None         Fund: $500
c/o Decision Resources, Inc.              11/3/1986         and Chief Executive                                Portfolio: $3,792
260 Charles Street                                          Officer, Decision
Waltham, MA 02453                                           Resources, Inc.
9/30/40

Caleb Loring III             Trustee      Trustee since     Trustee, Essex Street          30             None         Fund: $500
c/o Essex Street Associates               11/3/1986         Associates (family                                 Portfolio: $4,111
P.O. Box 181 investment trust office) Beverly, MA 01915
11/14/43

Benjamin M. Friedman         Trustee      Trustee since     William Joseph Maier,          30             None         Fund: $500
c/o Harvard University                    9/13/1986         Professor of Political                             Portfolio: $3,792
Cambridge, MA 02138                                         Economy, Harvard
8/5/44                                                      University

John H. Hewitt               Trustee      Trustee since     Trustee, Mertens               30             None         Fund: $500
P.O. Box 2333                             11/3/1986         House, Inc. (hospice)                              Portfolio: $3,792
New London, NH 03257
4/11/35

INTERESTED TRUSTEES

Patrick J. Sheppard    Trustee, President   Since 2003      Senior Vice President          30             None         Fund: $0
Mellon Institutional        and Chief                       and Chief Operating Officer,                             Portfolio: $0
Asset Management        Executive Officer                   Mellon Institutional
One Boston Place                                            Asset Management;
Boston, MA 02108                                            formerly Vice President
7/24/65                                                     and Chief Financial Officer,
                                                            Mellon Institutional
                                                            Asset Management
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
NAME                                     TERM OF OFFICE                                                            FUND COMPLEX
ADDRESS, AND               POSITION(S)    AND LENGTH OF               PRINCIPAL OCCUPATION(S)                       OVERSEEN BY
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED                  DURING PAST 5 YEARS                           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann        Vice President   Since 2003            Senior Vice President and Head of Operations            30
Mellon Institutional      and Secretary                         Mellon Institutional Asset Management, formerly
Asset Management                                                First Vice President, Mellon Institutional Asset
One Boston Place                                                Management and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson       Vice President   Vice President        Vice President and Mutual Funds Controller,             30
Mellon Institutional      and Treasurer   since 1999;           Mellon Institutional Asset Management
Asset Management                          Treasurer             Institutional Asset
One Boston Place                          since 2002
Boston, MA 02108
7/14/65

Denise B. Kneeland       Assistant Vice   Since 1996            Vice President and Manager, Mutual Funds Operations,    30
Mellon Institutional        President                           Mellon Institutional Asset Management
Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren         Assistant Vice   Since 2001            Assistant Vice President and Manager,                   30
Mellon Institutional        President                           Shareholder Services, Mellon Institutional
Asset Management                                                Asset Management since 2001;
One Boston Place                                                Shareholder Representative,
Boston, MA 02108                                                Standish Mellon Asset Management
1/19/71

Jan F. Jumet                  Chief       Since 2004            Senior Vice President and Chief Compliance Officer      30
Standish Mellon Assest     Compliance                           for Standish Mellon Asset Management Company LLC;
Management Company LLC       Officer                            formerly Director of Compliance and Administration
One Boston Place                                                and Chief Administration Officer for Standish Mellon
Boston, MA 02108                                                Asset Management Company LLC, Senior
8/9/66                                                          Vice President and Chief Administration Officer
                                                                for Mellon Bond Associates, LLP, and
                                                                First Vice President and Senior Sales Associate
                                                                for Mellon Institutional Asset Management

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

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

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com
                                                                      0926AR1204

ITEM 2. CODE OF ETHICS.

      As of December 31, 2004, the Registrant has adopted a Code of Ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. For the fiscal year ended December 31, 2004, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Registrant's Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer is filed as an exhibit to this Form N-CSR under Item 11(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      The Registrant's Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. The audit committee financial experts serving on the Registrant's audit committee are John H. Hewitt and Caleb Loring III, both of whom are "independent" pursuant to paragraph
      (a)(2) of Item 3 of Form N-CSR. Mr. Hewitt served at Morgan Stanley as a securities analyst and also in a supervisory role regarding analysis. He has held a chartered financial analyst designation, as well as a master's degree in business administration from Harvard University. He has been a member of the Registrant's audit committee since its inception. Mr. Loring served as an executive in the commercial lending division of the Bank of Boston, N.A., performing and supervising credit analyses and reviewing financial statements of potential and existing borrowers. Also, Mr. Loring has served as a private trustee in the Ayer Family Office, where his duties involve financial statement analysis. He has been a member of the Registrant's audit committee since its inception, and has served on the audit committees of several privately held companies.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES: The aggregate fees billed for professional services rendered by the principal accountant, PricewaterhouseCoopers LLP, for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings for 2004 and 2003 were $176,894 and $186,161, respectively.

      (b) AUDIT RELATED FEES: The aggregate fees billed for audit-related professional services rendered by PricewaterhouseCoopers LLP for 2004 and 2003 were $0 and $4,116, respectively. Such services and related fees for 2003 included the preparation of fiscal year end tax provisions and distribution requirements necessary to prepare annual financial statements.

      (c) TAX FEES: The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning for 2004 and 2003 were $0 and $14,412, respectively. Services rendered in 2003 included asset diversification testing, the preparation of tax returns and extensions and tax advice related to the proper tax treatment of investments in total return swaps.

      (d) ALL OTHER FEES: No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for 2004 or 2003.

      (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.

      (e)   (2) 100% of the services described in each of paragraphs (b) through
            (d) of this Item 4 were pre-approved by the Registrant's audit committee before the accountant was engaged by the Registrant to perform such services.

      (f)   Not applicable.

      (g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant's investment adviser by PricewaterhouseCoopers LLP for 2004 and 2003 were $31,000 and $50,925, respectively. Services provided in 2004 included the review and documentation of the Registrant's change in custodian and fund accounting agent and the review and issuance of consent related to the registration and filing of a new fund on Form N-1A. Services provided in 2003 included consultation and discussions regarding the tax implications resulting from the Registrant's change of custodian and fund administrator, including change in partnership allocation methodology for funds in a master feeder structure and state tax issues concerning the domicile of master portfolios. The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant's transfer agent by PricewaterhouseCoopers LLP for 2004 were $43,708. Services provided in 2004 included a review of the transfer agency function and to issue a report under Rule 17Ad-13(a)(3) of the Securities and Exchange Act of 1934. In 2003, the Registrant's transfer agent was not an entity controlling, controlled by, or under common control with the Registrant's investment adviser.

      (h) Because all of the non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were pre-approved by the Registrant's Audit Committee of the Board of Directors and no such non-audit services were not pre-approved, the Audit Committee was not asked to consider whether the provision of non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant which were not pre-approved by the Registrant's Audit Committee is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      Not applicable to the Registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS

      Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable to the Registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      There have been no material changes.

ITEM 10. CONTROLS AND PROCEDURES.

      (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date" as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

      (b) Not applicable to the Registrant.

ITEM 11. EXHIBITS.

      (a)(1) Code of Ethics required by Item 2 is attached hereto as an exhibit.

      (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99CERT.302

      (b) Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               Mellon Institutional Funds Master Portfolio

By (Signature and Title):  /S/ BARBARA A. MCCANN
                           -----------------------------------------------------
                           Barbara A. McCann, Vice President and Secretary

                           Date:  March 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.

By (Signature and Title):  /S/ PATRICK J. SHEPPARD
                           -----------------------------------------------------
                           Patrick J. Sheppard, President and Chief Executive Officer

                           Date:  March 10, 2005

By (Signature and Title):  /S/ STEVEN M. ANDERSON
                           -----------------------------------------------------
                           Steven M. Anderson, Vice President and Treasurer

                           Date:  March 10, 2005